                                                                   EXHIBIT 10.01

================================================================================

================================================================================


                                CREDIT AGREEMENT

                          dated as of August 19, 1998

                                     among

                     GREAT LAKES DREDGE & DOCK CORPORATION

                                as the Borrower,
                                ---------------

                         THE OTHER LOAN PARTIES HERETO,

                                as Loan Parties,
                                ---------------

           THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,

                                as the Lenders,
                                --------------

                        BANK OF MONTREAL, CHICAGO BRANCH

                          as the Documentation Agent,

                                      and

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

               as the Issuing Lender and the Administrative Agent
               --------------------------------------------------

                        BANCAMERICA ROBERTSON STEPHENS,

                                as Lead Arranger
                                ----------------


================================================================================

================================================================================

                                    Exhibits
                                    --------


Exhibit A             -   Form of Assignment and Acceptance
Exhibit B             -   Form of Notice of Borrowing
Exhibit C             -   Form of Continuation/Conversion Notice
Exhibit D             -   Form of Letter of Credit Request
Exhibit E             -   Opinions of Counsel for the Borrower
Exhibit F             -   Form of Compliance Certificate



                                   Schedules
                                   ---------


Schedule I            -   Definitions
Schedule II           -   List of Percentages and Applicable Lending Offices
Schedule III          -   Existing L/C's
Schedule IV           -   List of Closing Documents
Schedule 5.1(g)       -   Existing Liens
Schedule 5.1(i)       -   Litigation
Schedule 5.1(k)       -   ERISA Plans
Schedule 5.1(l)       -   Environmental Matters
Schedule 5.1(r)(i)    -   Subsidiaries
Schedule5.1(r)(ii)    -   Ownership of Borrower's Equity
Schedule 5.1(t)       -   Insurance Policies
Schedule 6.2(b)(i)    -   Existing Investments
Schedule 6.2(b)(ii)   -   Certain Venturers or Partners
Schedule 6.2(e)       -   Existing Restrictive Agreements
Schedule 6.2(f)       -   Existing Guaranties
Schedule 6.2(i)       -   Existing Debt

                                CREDIT AGREEMENT
                                ----------------

          THIS CREDIT AGREEMENT (including all Schedules and Exhibits hereto,
                                               ---------     --------
this "Agreement") dated as of August19, 1998, among GREAT LAKES DREDGE & DOCK
      ---------
CORPORATION, a Delaware corporation (the "Borrower"), the OTHER LOAN PARTIES
                                          --------
FROM TIME TO TIME PARTY HERETO, the FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO (the "Lenders"), BANK OF MONTREAL, CHICAGO BRANCH, as the
                   -------
Documentation Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as the issuer of Letters of Credit (in such capacity, the
  ---------------
"Issuing Lender") and as representative for the Lenders (in such representative
---------------
capacity, together with any successor representative appointed pursuant to

Section 8.9, the "Administrative Agent").
-----------       --------------------


                                   ARTICLE I


                         DEFINITIONS AND INTERPRETATION
                         ------------------------------


          SECTION 1.1.  Defined Terms.  Capitalized terms (whether or not
                        -------------
underscored) used in this Agreement, including its preamble, shall (unless a clear contrary intention appears) have the respective meanings assigned thereto in Schedule I.
   ----------

          SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or the
                        --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Schedules and each Notice of Borrowing, Continuation/Conversion Notice, Compliance Certificate, Assignment and Acceptance, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3.  Interpretation.  In this Agreement and each other Loan
                        --------------
Document, unless a clear contrary intention appears:

          (a)    the singular number includes the plural number and vice versa;
                                                                    ---- -----

          (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (c)    reference to any gender includes each other gender;

          (d)    reference to any agreement (including this Agreement and the

     Schedules and Exhibits hereto), document or instrument means such
     ---------     --------
     agreement, document or instrument as amended, restated, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder;

          (f) unless the context indicates otherwise, reference to the preamble or any Article, Section, Schedule or Exhibit means the preamble
     --------        -------  -------  --------    -------           --------
     hereto or such Article or Section hereof or Schedule or Exhibit hereto;
                    -------    -------           --------    -------

          (g) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;
                -------  -------

          (h) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

          (i) relative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding", and "through" means "to and including."

          SECTION 1.4.  Accounting Terms.  All accounting terms not specifically
                        ----------------
defined herein shall be construed in accordance with GAAP. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements referred to in Section
                                                                   -------
5.1(f) are hereafter required or permitted by the rules, regulations,
------
pronouncements and opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrower with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found in Section 6.3 or in the related definitions
                                       -----------
of terms used therein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if such changes had not been made, provided that no change in GAAP that would affect the method of
      --------
calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Majority Lenders, so as to reflect such change in accounting principles.


                                   ARTICLE II


                         AMOUNT AND TERM OF COMMITMENTS
                         ------------------------------


          SECTION 2.1.  Commitments.   The Lenders shall make Loans to or for
                        -----------
the benefit of the Borrowers in accordance with their respective Commitments as provided below in this Section 2.1.
                       -----------

          SECTION 2.1.1.  Revolving Commitment.  On the terms and subject to the
                          --------------------
conditions of this Agreement (including Article IV), each Lender severally and
                                        ----------
for itself alone
agrees to make Revolving Loans to, and to issue or participate in the issuance of Letters of Credit for the account of, the Borrower pursuant to its Revolving Commitment, as described in this Article II and in Article III, respectively.
                                 ----------        -----------
From time to time on any Business Day occurring prior to the Revolving Commitment Termination Date, each Lender, severally and for itself alone, agrees to make revolving loans in Dollars (relative to such Lender, its "Revolving
                                                                  ---------
Loans") to the Borrower equal to such Lender's Percentage of the aggregate
-----
amount of the applicable Borrowing requested by the Borrower to be made on such day pursuant to this section. The commitment of each Lender described in this
Section 2.1.1 is herein referred to as its "Revolving Commitment" and shall be
-------------                               --------------------
in the amount set forth below such Lender's name in Schedule II hereof as such
                                                    -----------
Lender's "Revolving Commitment"; provided that (a) the aggregate principal
                                 --------
amount of all Revolving Loans which any Lender shall be committed to have outstanding hereunder shall not at any time exceed the product of (i) such Lender's Percentage multiplied by (ii) the Availability and (b) the aggregate principal amount of all Revolving Loans which the Lenders shall be committed to have outstanding hereunder shall not at any time exceed the Availability. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

          SECTION 2.1.2.  Term Commitment.   On the terms and subject to the
                          ---------------
conditions of this Agreement (including Article IV), each Lender severally and
                                        ----------
for itself alone agrees to make a single Term Loan on the Closing Date to the Borrower pursuant to, and in an aggregate principal amount equal to, its Term Commitment. The commitment of each Lender described in this Section 2.1.2 is
                                                             -------------
herein referred to as its "Term Commitment" and shall be in the amount set forth
                           ---------------
below such Lender's name in Schedule II hereof as such Lender's "Term
                            -----------
Commitment."

          SECTION 2.2.  Reduction of Revolving Commitment Amount.  The Revolving
                        ----------------------------------------
Commitment Amount is subject to reduction from time to time pursuant to this
Section 2.2.
-----------

          SECTION 2.2.1.  Optional.  The Borrower may, from time to time on any
                          --------
Business Day, voluntarily reduce the amount of the Revolving Commitment Amount by paying to the Administrative Agent for the account of the Lenders such amount as may be necessary, if any, to reduce the outstanding principal balance of the Revolving Loans plus the then Letter of Credit Obligations to such reduced
                ----
Revolving Commitment Amount; provided that all such reductions shall require at
                             --------
least two (2) Business Day's prior written notice to the Administrative Agent and be permanent and that any partial reduction of the Revolving Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000 in excess thereof.

          SECTION 2.2.2.  Mandatory.  As of the date any prepayment is made
                          ---------
pursuant to Sections 2.8.1(c) or 2.8.1(d) and to the extent, if any, applied to
            -----------------    --------
the repayment of outstanding Revolving Loans (or cash collateralization of Letter of Credit Obligations) pursuant to Section 2.8.2, the Revolving
                                          -------------
Commitment Amount shall be automatically and temporarily reduced by an amount equal to the portion, if any, of prepayment so applied, and, thereafter, shall be automatically and permanently increased by the amount of such temporary reduction if and when, within twelve (12) months following such temporary reduction, the Borrower provides, or causes one or more of its Subsidiaries to provide, Collateral (or substitute Collateral) of equal or greater value to that of the property subject to the disposition or casualty giving rise to such temporary reduction, such Collateral (or substitute Collateral) is otherwise reasonably acceptable to the Administrative Agent and subject to documentation reasonably satisfactory to the Administrative Agent (provided that such documentation shall be satisfactory if substantially similar to the applicable Collateral Documents executed and delivered on the Closing Date) and, at the time such Collateral (or substitute Collateral) is provided, no Event of Default has occurred and is continuing. If the Borrower fails to provide or cause its Subsidiaries to provide such Collateral (or substitute Collateral) and documentation within such twelve (12) month period or if, upon this expiration of such period, an Event of Default has occurred and is continuing, such temporary reduction to the Commitment Amount shall thereupon become a permanent reduction.

          SECTION 2.3.  Various Types of Loans.  Each Loan shall be either a
                        ----------------------
Base Rate Loan or a Eurodollar Rate Loan (each a "type" of Loan), as the
                                                  ----
Borrower shall specify in the related notice of Borrowing or Continuation/Conversion Notice pursuant to Section 2.4 or 2.6; provided,
                                           -----------    ---  --------
however, that the Borrower may not request or have outstanding Eurodollar Rate
-------
Loans having more than ten (10) different Interest Periods.

          SECTION 2.4.  Borrowing Procedures.  (a)  The Borrower shall give
                        --------------------
notice to the Administrative Agent of each proposed Borrowing not later than (i) in the case of a Borrowing of Base Rate Loans, 11:00 A.M. (Chicago time) on the proposed date of such Borrowing and (ii) in the case of a Borrowing of Eurodollar Rate Loans, 11:00 A.M. (Chicago time) at least two (2) Business Days prior to the proposed date of such Borrowing. Each such notice (a "Notice of
                                                                    ---------
Borrowing") shall be requested by telephone with same day written confirmation
---------
by facsimile transmission, substantially in the form of Exhibit B hereto,
                                                        ---------
specifying therein the date, the amount and type of such Borrowing and, in the case of a Borrowing of Eurodollar Rate Loans and the initial Interest Period therefor. Each Borrowing shall be in Dollars. All Loans requested on the Closing Date shall be Base Rate Loans. Promptly following receipt of any such notice, the Administrative Agent shall advise each Lender thereof.


          (b) Each Lender shall, before 2:00 P.M. (Chicago time) on the date of each proposed Borrowing, make available for the account of its Applicable Lending Office at the principal office of the Administrative Agent in same day funds such Lender's Percentage of such Borrowing. Subject to Section 2.4(f), after the Administrative Agent's receipt of such funds
        --------------
     and upon fulfillment of the applicable conditions set forth in Article IV,
                                                                    ----------
     the Administrative Agent will make such funds available to the Borrower to such account as the Borrower shall designate from time to time.

          (c) Any Lender which does not make funds available at the applicable time specified under this Section 2.4 shall pay to the
                                          -----------
     Administrative Agent on demand interest thereon at the Federal Funds Rate for the number of days from the date of the applicable Borrowing to the date on which such amount becomes immediately available to the Administrative Agent, together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse

     Compensation Committee, as the case may be, as in effect from time to time. A statement of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.4 shall be conclusive in
                                             -----------
     the absence of manifest error. If such amount is not in fact made available to the Administrative Agent by such Lender on the same Business Day as the date of such Borrowing, the Administrative Agent shall be entitled to recover such amount from the Borrower, with interest thereon at the rate then applicable to the Loans comprising such Borrowing, on demand, provided that such payment by the Borrower shall in no way limit or restrict its ability to hold such Lender liable for its failure to so fund.

          (d) Each Borrowing consisting of Eurodollar Rate Loans or Base Rate Loan, shall be in an aggregate amount not less than $1,000,000, or an integral multiple of $500,000 in excess thereof.

          (e) Each Notice of Borrowing (whether in writing or by telephone) shall be irrevocable and binding on the Borrower. The Borrower shall provide the Administrative Agent with documents reasonably satisfactory to the Administrative Agent indicating the names of those employees of the Borrower authorized by the Borrower to make telephonic requests for Loans and continuations and conversions thereof, and the Administrative Agent shall be entitled to rely upon such documentation until notified in writing by the Borrower of any change(s) in the names of the employees so authorized. The Administrative Agent shall be entitled to act on the instructions of anyone identifying himself as one of the persons authorized to request Loans and continuations and conversions thereof by telephone and the Borrower shall be bound thereby in the same manner as if the Person were actually so authorized. The Borrower agrees to indemnify and hold the Administrative Agent and each Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses (including Attorney Costs) which may arise or be created by the acceptance of instructions for making, continuing or converting any Loans by telephone. In the case of any request for a Borrowing of Eurodollar Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure (i) to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article IV or (ii) to otherwise make the Borrowing
                             ----------
     in accordance with such Notice of Borrowing, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing when such Loan, as a result of such failure, is not made on such date.

          (f) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Percentage available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.4(b) and the Administrative Agent
                                  --------------
     may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such Percentage available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loans as part of such Borrowing for purposes of this Agreement.

          (g) The failure of any Lender to make the Loans to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

          SECTION 2.5.  Evidence of Loans. The Loans made by each Lender
                        ------------------
shall be evidenced by the Notes payable to such Lender. All Loans and payments hereunder shall be recorded on the books of the Lender making such Loan or receiving such payment, which shall be rebuttably presumptive evidence of the amount of such Loans outstanding at any time hereunder. Notwithstanding any term or condition of this Agreement to the contrary, however, the failure of any Lender to record the date and amount of any Loan made by such Lender hereunder or error in so recording shall not limit or otherwise affect the obligations of the Borrower to repay any such Loan and interest thereon; provided that if there
                                                          --------
is an error in so recording there shall be a rebuttable presumption that the records of the Administrative Agent are true and correct as to the amount of the Loan.

          SECTION 2.6.  Continuation/Conversion Procedures.  Subject to
                        ----------------------------------
Sections 2.3 and 2.4, the Borrower may convert any outstanding Loans of one type
------------     ---
into Loans of another type or continue any outstanding Eurodollar Rate Loan as a Eurodollar Rate Loan, in each case by giving notice thereof to the Administrative Agent not later than 11:00 A.M. (Chicago time), (a) in the case of a conversion of a Eurodollar Rate Loan into a Base Rate Loan, on or before the proposed date of such conversion and (b) in the case of a continuation of a Eurodollar Rate Loan as, or a conversion of a Base Rate Loan into, a Eurodollar Rate Loan, at least two (2) Business Days prior to the proposed date of such continuation or conversion; provided, that Eurodollar Rate Loans may be
                            --------  ----
continued or converted only as of the last day of the Interest Period applicable thereto (unless all payments which are due, if any, under Section 2.11 are made
                                                          ------------
in connection with such continuation or conversion). Each such notice (a "Continuation/Conversion Notice") shall be by telephone with same day written
 ------------------------------
confirmation by facsimile transmission substantially in the form of Exhibit C,
                                                                    ---------
specifying therein the date and amount of such continuation or conversion, the type of the Loan to be so converted or continued, and, in the case of a continuation of or conversion into a Eurodollar Rate Loan, the new Interest Period therefor. Promptly upon receipt of such notice (which shall be effective upon receipt by the Administrative Agent), the Administrative Agent shall advise each Lender thereof. Subject to Sections 2.18 and 2.19, such Loan shall be so
                                -------------     ----
converted or continued on the requested date of conversion or continuation;

provided that each conversion or continuation shall be on a Business Day and,
--------
after giving effect to any such conversion or continuation, the aggregate principal amount of each outstanding Eurodollar Rate Loan shall be at least $1,000,000 and an integral multiple of $500,000. Each Eurodollar Rate Loan shall automatically convert to a Base Rate Loan at the end of the Interest Period applicable thereto, unless (i) in the case of an expiring Eurodollar Rate Loan, the Borrower shall have delivered to the Administrative Agent a Continuation/Conversion Notice not less than two (2) nor more than ten (10) Business Days prior to the last day of the Interest Period applicable thereto and (ii) all of the other conditions contained in this Section 2.6 are
                                                       -----------
satisfied.

          SECTION 2.7.  Pro Rata Treatment.  All Borrowings, continuations,
                        ------------------
conversions, prepayments, repayments and mandatory and voluntary Revolving Commitment Amount reductions shall be effected so that after giving effect thereto each Lender will have a ratable share (according to its Percentage) of all Loans and Letters of Credit and of the Revolving Commitment Amount.

          SECTION 2.8.  Principal Payments.  Repayments and prepayments of
                        ------------------
principal of the Loans shall be made in accordance with this Section 2.8.
                                                             -----------

          SECTION 2.8.1.  Repayments and Prepayments.  The Borrower will make
                          --------------------------
payment in full in Dollars of all unpaid principal of all Revolving Loans and all other principal Obligations which are then outstanding (other than the outstanding principal balance of the Term Loans) on the Revolving Commitment Termination Date. The Borrower will repay, in Dollars, the aggregate outstanding principal balance of the Term Loans in twenty-two (22) consecutive quarterly installments on each September 30, December 31, March 31 and June 30, commencing on September 30, 1999 and continuing through and including December 31, 2004, in the amounts set forth below:



                  Installment Date                     Installment Amount
                  ----------------                     ------------------

     Each of September 30, 1999
      December 31, 1999, March 31, 2000
      and June 30, 2000                                $1,250,000

     Each of September 30, 2000
      December 31, 2000, March 31, 2001
      and June 30, 2001                                $2,000,000

     Each of September 30, 2001
      December 31, 2001, March 31, 2002
      and June 30, 2002                                $2,500,000

     Each of September 30, 2002
      December 31, 2002, March 31, 2003
      and June 30, 2003                                $3,000,000

     Each of September 30, 2003
      December 31, 2003, March 31, 2004
      and June 30, 2004                                $3,000,000

     Each of September 30, 2004
      December 31, 2004                                $4,000,000.


Without limiting the foregoing, and in addition thereto, the Borrower:

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided that:
            --------

                 (i) any such prepayment of a Eurodollar Rate Loan prior to the last day of the Interest Period for such Loan shall be subject to
          Section 2.11,
          ------------

                 (ii) no such prepayment of a Eurodollar Rate Loan may be made which, after giving effect thereto, would result in the aggregate outstanding principal amount of any remaining Eurodollar Loans to be equal to an amount other than $1,000,000 or an integral multiple of $500,000 in excess thereof,

                 (iii) each such voluntary prepayment shall require written notice by 11:00 A.M. (Chicago time) on such Business Day but no more than five (5) Business Days prior to such prepayment, and

                 (iv) each such voluntary prepayment shall be in a minimum amount of $1,000,000 and an integral multiple of $500,000 in excess thereof (or, if less, the aggregate principal amount of all Loans outstanding);

          (b) shall, on or before the ninetieth (90th) day following the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 1999, with respect to which the Total Leverage Ratio for the four Fiscal Quarter period ending as of the last day of such Fiscal Year equals or exceeds 3.00 to 1.00, make a mandatory prepayment of the Loans in an amount equal to fifty percent (50%) of Excess Cash Flow with respect to such Fiscal Year;

          (c) shall, on each date when the Administrative Agent receives proceeds of Collateral from the Lender First Proceeds Account, or otherwise pursuant to Section 3.3(a) of the Intercreditor Agreement, be deemed to have made, and the Borrower shall cause to be made, a mandatory prepayment of the Loans in an amount equal to such proceeds;

          (d) shall, upon the consummation of any sale, transfer, lease, contribution, conveyance or other disposition of any property of the Borrower or any of its Subsidiaries

     (excluding (i) sales, transfers, leases, contributions, conveyances and other distributions permitted under Section 6.2(g) and (ii) Permitted
                                         --------------
     Dispositions, but including Permitted Dispositions to the extent a prepayment is required pursuant to the clause (c)(iv)(B) of the definition
                                            -----------------
     of such term), make a mandatory prepayment of the Loans in an amount equal to the Net Cash Proceeds with respect to such transaction;

          (e) shall, upon the consummation of any issuance, incurrence or sale of any Debt by the Borrower or any of its Subsidiaries (other than Debt of the type described in Section 6.2(i)), make a mandatory prepayment
                                   --------------
     of the Loans in an amount equal to the Net Cash Proceeds with respect to such transaction;

          (f) shall, upon the consummation of any issuance or sale of any capital stock, warrants, options, stock appreciation rights, partnership interests, limited liability company units or other similar equity interests by the Borrower, or any of its Subsidiaries, or any Person which owns, directly or indirectly, all of the outstanding Voting Stock of the Borrower (other than sales and issuances to officers and directors of the Borrower), make a mandatory prepayment of the Loans in an amount equal to fifty percent (50%) of the Net Cash Proceeds with respect to such transaction (except to the extent such Net Cash Proceeds are applied to the repayment of Note Indenture Obligations in accordance with clause (iii) of
                                                                ------------
     Section 6.2(c));
     --------------

          (g) shall, from time to time, make mandatory prepayments of the Revolving Loans in such amounts and at such times as may be necessary to
     (i) prevent the aggregate outstanding principal amount of all Revolving Loans from exceeding Availability and (ii) to the extent achievable through the prepayment of Revolving Loans, prevent the aggregate outstanding Letter of Credit Obligations from exceeding the Letter of Credit Availability; and

          (h) shall, immediately upon any acceleration of the maturity of any Loans pursuant to Section 7.2, repay all Loans.
                       -----------

Each repayment and prepayment of any Loans made pursuant to this Section 2.8.1
                                                                 -------------
shall be without premium or penalty, except as may be required by Section 2.11,
                                                                  ------------
and shall be applied in accordance with Section 2.8.2.  No mandatory or
                                        -------------
voluntary prepayment of principal of the Loans shall cause a reduction in the Revolving Commitment Amount, except as provided in Section 2.2.
                                                   -----------

          SECTION 2.8.2.  Application.  In the case of all voluntary and
                          -----------
mandatory prepayments paid pursuant to the provisions of clauses (a) through (f)
                                                         -----------         ---
of Section 2.8.1 (except voluntary repayments of Revolving Loans made other than
   -------------
in conjunction with a mandatory reduction to the Revolving Commitment pursuant to Section 2.2.2), (a) fifty percent (50%) of the amount of each such prepayment
   -------------
shall be applied first to then remaining unpaid Term Loan principal installments next scheduled to become due and payable in accordance with Section 2.8.1 and,
                                                            -------------
then, after the Term Loans have been paid in full, to the outstanding principal balance of the Revolving Loans (and if no Revolving Loans are then outstanding, to the cash collateralization of Letter of Credit Obligations pursuant to a cash collateral security agreement in form and substance reasonably acceptable to the Administrative Agent) and (b) the remaining fifty percent (50%) of the amount of each such prepayment shall be applied first to the outstanding principal balance of the Term Loans ratably among the then remaining unpaid scheduled installments thereof described in
Section 2.8.1 and, then, after the Term Loans have been paid in full, to the
-------------
outstanding principal balance of the Revolving Loans (and if no Revolving Loans are then outstanding, to the cash collateralization of Letter of Credit Obligations pursuant to a cash collateral security agreement in form and substance reasonably acceptable to the Administrative Agent).

          SECTION 2.9.  Interest Payments.  Interest on all Loans shall accrue
                        -----------------
and be payable in accordance with this Section 2.9.
                                       -----------

          SECTION 2.9.1.  Rates.  From the date any Loan is made to the date the
                          -----
principal amount of such Loan is repaid in full, interest shall accrue on the outstanding principal amount of such Loan at a rate per annum:
                                                    --- -----

          (a) on that portion of the outstanding principal amount thereof maintained from time to time as a Base Rate Loan, equal to the Base Rate from time to time in effect, plus the then Applicable Base Rate Margin; and
                                  ----

          (b) on that portion of the outstanding principal amount thereof maintained from time to time as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate (Adjusted) for such Interest Period, plus the then Applicable Eurodollar
                                          ----
     Rate Margin.

          SECTION 2.9.2.  Default Rate.  Notwithstanding the provisions of
                          ------------
Section 2.9.1, after the occurrence of any Default or Event of Default, at the
-------------
election of the Majority Lenders, until the time when such Event of Default shall have been cured or waived or the principal of and interest on all Loans and all other monetary Obligations arising under this Agreement or any other Loan Document shall have been paid in full, the Borrower shall pay interest (after as well as before judgment) on the principal amount of all Loans and, to the fullest extent permitted by applicable law, on such other Obligations, respectively, at a rate per annum (the "Default Rate") equal to the sum of the
                        --- -----       ------------
Base Rate from time to time in effect, plus the then Applicable Base Rate
                                       ----
Margin, plus 2.0%.
        ----

          SECTION 2.9.3.  Payment Dates.  Interest accrued on each Loan shall be
                          -------------
payable, without duplication:

          (a) with respect to any Revolving Loans, on the Revolving Commitment Termination Date;

          (b)    with respect to any portion of any Loan prepaid pursuant to

     Section 2.8.1, (i) in the case of Base Rate Loans, on the last day of the
     -------------
     next Fiscal Quarter ending after such prepayment, but only with respect to interest accrued on such Loan through the date of prepayment, and (ii) in the case of Eurodollar Rate Loans, on the date of such prepayment;

          (c)    in the case of any Loan:

                 (i) on that portion of the outstanding principal amount thereof maintained as a Base Rate Loan, on the last day of each Fiscal Quarter, commencing with the first such day following the Closing Date;

                 (ii) on that portion of the outstanding principal amount thereof maintained as a Eurodollar Rate Loan, on the last day of each applicable Interest Period and, if such Interest Period shall exceed three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period (or, if there is no numerically corresponding day in such subsequent month or if such numerically corresponding day is not a Business Day, on the next preceding Business Day); and

          (d) on that portion of any Loans the maturity of which is accelerated pursuant to Section 7.2, immediately upon such acceleration.
                             -----------

Interest accrued on the principal amount of each Loan or other monetary Obligation arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Revolving Commitment Termination Date, upon acceleration or otherwise) shall be payable upon demand.

          SECTION 2.9.4.  Rate Determinations.
                          -------------------

          (a) All determinations by the Administrative Agent of any rate of interest applicable to any Loan or other monetary Obligation shall be conclusive in the absence of manifest error.

          (b) If the Administrative Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the IBO Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or that the IBO Rate applicable pursuant to Section
                                                                      -------
     2.9.1 for any requested Interest Period with respect to a proposed
     -----
     Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or continue Eurodollar Rate Loans hereunder, or permit the conversion of Base Rate Loans into Eurodollar Rate Loans, shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Continuation/Conversion Notice then submitted by it. If the Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as originally proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans.

          (c) On the date on which the aggregate unpaid principal amount of Loans shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Loans shall, if they are Eurodollar Rate Loans, automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to convert Base Rate Loans into Eurodollar Rate Loans shall terminate. The Borrower shall be obligated to reimburse the Lenders for costs incurred in connection with such automatic conversion in accordance with Section 2.11.
                     ------------

          SECTION 2.10.  Increased Costs and Reduction of Returns.
                         ----------------------------------------

          (a) If the Issuing Lender or any Lender shall determine that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the IBO Rate) in or in the interpretation of any law or regulation occurring after the Closing Date or (ii) the compliance with any guideline or request issued after the Closing Date from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to (including a reduction in the sum receivable by) the Issuing Lender or such Lender of agreeing to make or making, funding, continuing or maintaining any of its Loans as, or converting (or its obligation to convert) any portion of the principal amount of any of its Loans into, Eurodollar Rate Loans, or issuing, maintaining or participating in any Letter of Credit, then the Borrower shall be liable for, and shall from time to time, within fifteen (15) days after written demand therefor by the Administrative Agent on behalf of such Issuing Lender or such Lender (which demand the Administrative Agent hereby agrees to deliver), immediately pay to the Administrative Agent for the account of the Issuing Lender or such Lender, from time to time as specified by the Issuing Lender or such Lender, additional amounts as are sufficient to compensate the Issuing Lender or such Lender for such increased cost (including such reduced amount). A certificate as to such amounts, showing a calculation of such amounts in reasonable detail, submitted to the Borrower and the Administrative Agent by the Issuing Lender or such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b)    If the Issuing Lender or any Lender shall have determined that
     (i) the introduction after the Closing Date of any Capital Adequacy Regulation, (ii) any change after the Closing Date in any Capital Adequacy Regulation, (iii) any change after the Closing Date in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Issuing Lender or such Lender (or its Applicable Lending Office) or any corporation controlling the Issuing Lender or such Lender, with any Capital Adequacy Regulation issued after the Closing Date, in any such case affects or would affect the amount of capital required or expected to be maintained by the Issuing Lender or such Lender or any corporation controlling the Issuing Lender or such Lender and (taking into consideration the Issuing Lender's or such Lender's or such corporation's policies with respect to capital adequacy and the Issuing Lender's or such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its commitment to issue, its issuance of or participation in any Letter of Credit or its Commitments, Loans, credits or obligations under this Agreement, then, within fifteen (15) days after written demand therefor by the Administrative Agent on behalf of the Issuing Lender or such Lender (which demand the Administrative Agent hereby agrees to deliver), the Borrower shall pay to the Administrative Agent for the account of the Issuing Lender or such Lender, from time to time as specified by the Issuing Lender or such Lender, additional amounts as are sufficient to compensate the Issuing Lender or such Lender or such corporation for such increase. A certificate as to such amounts, showing a calculation of such amounts in reasonable detail, submitted to the Borrower and the Administrative Agent by the Issuing Lender or such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c) Without limiting the generality of clauses (a) and (b) of this
                                                 ------- ---     ---
     Section 2.10, in the event that the Issuing Lender, in compliance with any
     ------------
     guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or any Capital Adequacy Regulation issued after the Closing Date, or as a result of any change after the Closing Date in the interpretation or administration of any such guideline or Capital Adequacy Regulation by any central bank or Governmental Authority charged with the interpretation or administration thereof, determines that a Performance Letter of Credit should have been characterized at the time of issuance thereof or should be recharacterized as a Financial Letter of Credit, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by the Issuing Lender (with a copy to the Administrative Agent), within fifteen (15) days after written demand therefor by the Administrative Agent on behalf of the Issuing Banks (which demand the Administrative Agent hereby agrees to deliver), pay to the Administrative Agent, for the account of the Issuing Lender, from time to time as specified by the Issuing Lender, such additional amounts as are sufficient to cause the Issuing Lender to receive Letter of Credit Fees under Section 3.3(a) with respect to such Letter of Credit Fee Percentage
           --------------
     from the date of issuance or recharacterization, as the case may be. A certificate as to such amounts, showing a calculation of such amounts in reasonable detail, submitted to the Borrower and the Administrative Agent by the Issuing Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (d) The Issuing Lender and each Lender agree to notify the Borrower and the Administrative Agent in writing promptly of any circumstances that would cause the Borrower to pay additional amounts pursuant to this Section
                                                                         -------
     2.10, provided that the failure to give such notice shall not affect the
     ----  --------
     Borrower's obligation to pay such additional amounts hereunder. Notwithstanding anything to the contrary in this Section 2.10, the Borrower
                                                      ------------
     shall have no obligation to pay any additional amounts under clause (a),
                                                                  ----------
     (b) or (c) of this Section 2.10 unless the claiming Issuing Lender or
     ---    ---         ------------
     Lender shall have made demand upon the Borrower for such additional amounts within six (6) months after the claiming Issuing Lender or Lender obtained knowledge of the circumstances that would cause the Borrower to pay such additional amounts; provided, however, that
                                                        --------  -------
     the foregoing limitation shall not apply to any such additional amounts arising out of the retroactive application of any law, regulation, rule guideline or directive within such six (6) month period. A Lender or Issuing Lender shall be deemed to have obtained knowledge of any circumstances that would cause the Borrower to pay such additional amounts if any rules with respect to such increase have been published in the Federal Register and such knowledge shall be deemed to have been obtained on the later of the date when such new rule (i) is published in the Federal Register and (ii) becomes effective. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower in this Section 2.10 shall survive the payment
                                         ------------
     of all other Obligations.

          SECTION 2.11.    Funding Losses. In the event any Lender shall incur
                           --------------
any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan) as a result of:

          (a) repayment or prepayment of the principal amount of any Eurodollar Rate Loans on a date other than the last day of the Interest Period applicable thereto, whether pursuant to Section 2.8 or otherwise;
                                             -----------

          (b) any conversion of all or any portion of the outstanding principal amount of any Eurodollar Rate Loans to Base Rate Loans prior to the expiration of the Interest Period then applicable thereto;

          (c) any Loans not being made as Eurodollar Rate Loans in accordance with the Notice of Borrowing therefor; or

          (d) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/Conversion Notice given therefor,

then, upon the request by the Administrative Agent on behalf of such Lender (which request the Administrative Agent hereby agrees to deliver), the Borrower shall pay to the Administrative Agent for the account of such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Solely for purposes of calculating amounts payable by the Borrower to such Lenders under this Section 2.11, each Eurodollar Rate Loan
                                        ------------
made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the rate used in determining the IBO Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan is in fact so funded. Any claim by a Lender for reimbursement under this Section 2.11 shall
                                                              ------------
be set forth in a certificate delivered by such Lender to the Borrower and the Administrative Agent showing in reasonable detail the basis for such calculation and shall be conclusive and binding absent manifest error. The agreements and obligations of the Borrower in this Section
                                                   -------

2.11 shall survive the payment of all other Obligations.
----

          SECTION 2.12.    Illegality.
                           ----------

          (a) If any Lender shall determine that the introduction of any Applicable Law, or any change in any Applicable Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Applicable Lending Office to make Eurodollar Rate Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, the obligation of that Lender to make, convert into or continue Eurodollar Rate Loans, shall be suspended until such Lender shall have notified the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

          (b) If a Lender shall determine that it is unlawful to maintain any Eurodollar Rate Loan, the Borrower shall prepay in full all Eurodollar Rate Loans of that Lender then outstanding, together with interest accrued thereon, or convert such Eurodollar Rate Loans into Base Rate Loans, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, upon request therefor if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans until the last day of the Interest Period, together with any amounts required to be paid in connection therewith pursuant to Section 2.11.
                           ------------

          (c) If the Borrower is required to prepay any Eurodollar Rate Loan immediately as provided in Section 2.12(b), then concurrently with such
                                ---------------
     prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

          (d) If the obligation of any Lender to make or maintain Eurodollar Rate Loans has been terminated, the Borrower may elect, by giving notice to such Lender through the Administrative Agent that all Loans which would otherwise be made by such Lender as Eurodollar Rate Loans shall instead be Base Rate Loans.

          (e) Before giving any notice to the Administrative Agent pursuant to this Section 2.12, the affected Lender shall designate a different
          ------------
     Eurodollar Office with respect to its Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender.

          SECTION 2.13.    Right of the Lenders to Fund through Other Offices.
                           --------------------------------------------------
Each Lender may, if it so elects, fulfill its commitment as to any Eurodollar Rate Loan by causing a foreign branch or affiliate of such Lender to make such Loan; provided that in such event for the purposes of this Agreement such Loan
      --------
shall be deemed to have been made by such Lender and the obligation of the Borrower to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or affiliate.

          SECTION 2.14.    Commitment Fee and Fee Obligations Generally.
                           --------------------------------------------

          (a)  Commitment Fee. The Borrower agrees to pay to the Administrative
               --------------
     Agent, for the account of each Lender, a commitment fee (the "Commitment
                                                                   ----------
     Fee") in an amount equal to the product of (i) the Applicable Commitment
     ---
     Fee Percentage multiplied by (ii) the daily average amount by which the Revolving Commitment Amount exceeds the sum of the outstanding principal balance of the Revolving Loans plus the then Letter of Credit Obligations,
                                    ----
     for the period from the Closing Date until the Revolving Commitment Termination Date. The Commitment Fee shall be payable quarterly in arrears on the last day of each Fiscal Quarter for the Fiscal Quarter then ended and on the Revolving Commitment Termination Date. Solely for purposes of calculating the Commitment Fee under this Section 2.14(a), the equivalent
                                               ---------------
     in Dollars of the undrawn face amount of each Letter of Credit made in an Alternative Currency shall be determined on the date of issuance of such Letter of Credit and shall be redetermined as of the last Business Day of each calendar month thereafter during which such Letter of Credit remains outstanding, with no interim adjustments with respect to any fluctuations in the value of such Alternative Currency.

          (b)  Certain Fees. The Borrower agrees to respectively pay to the Lead
               ------------
     Arranger, the Issuing Bank, and the Administrative Agent, for their respective own accounts, the fees in amounts and at the times set forth in that certain letter agreement dated as of July 29, 1998 among CVC, the Lead Arranger and the Issuing Bank and the Administrative Agent of even date herewith (the "Fee Letter").
                    ----------

          (c)  Fee Obligations. The obligation of the Borrower to pay the fees
               ---------------
     described in this Section 2.14, and the Letter of Credit Fees described in
                       ------------
     Section 3.3, shall be in addition to, and not in lieu of, the obligation of
     -----------
     the Borrower to pay interest and expenses and other amounts otherwise described in this Agreement. The fees described in this Section 2.14 shall
                                                             ------------
     be fully earned on the earlier of the date paid or accrued and shall be non-refundable. The Letter of Credit Fees and the fees described in this
     Section 2.14 shall bear interest, if not paid when due, at the Default
     ------------
     Rate.

          SECTION 2.15.    Payments and Computations.
                           -------------------------

          (a)  Allocation. All payments by the Borrower pursuant to this
               ----------
     Agreement or any other Loan Document, whether in respect of principal of or interest on Loans or other Obligations, shall be made by the Borrower in Dollars no later than 1:00 P.M. (Chicago time) on the day when due to the Administrative Agent in same day funds. All payments in respect of principal of or interest on Loans or Letter of Credit Obligations shall (unless otherwise specified herein) be made by the Borrower to the Administrative Agent for the account of the Lenders pro rata according to
                                                         --- ----
     the respective unpaid principal amounts of the Loans made by them or to their respective participation or other interests in such Letter of Credit Obligations, as the case may be. The payment of all fees referred to in
     Section 2.14 and Section 3.3 shall (unless otherwise specified therein) be
     ------------     -----------
     made by the Borrower to the Administrative Agent for the account of the Lenders entitled thereto. All other amounts payable to the Administrative Agent or any Lender under this Agreement or any other Loan Document shall be paid to the Administrative Agent for the account of the Person entitled thereto. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.7(d), from and after the
                                         --------------
     effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. The Administrative Agent shall promptly remit to each Lender in immediately available funds and in Dollars such Lender's share of all such payments received by the Administrative Agent for the account of such Lender.

          (b) All computations of interest or fees hereunder or under any other Loan Document shall be made by the Administrative Agent on the basis of a year of 360 days, except that, with respect to Base Rate Loans (other than Base Rate Loans with respect to which the rate of interest is calculated on the basis of the Federal Funds Rate), the interest thereon shall be calculated on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided if such extension would cause payment of interest on or
         --------
     principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

          (e) All payments of principal, interest, fees and all expenses and other amounts due hereunder or under any other Loan Document payable to the Lenders shall be made without condition and in same day funds and delivered to the Administrative Agent on the date thereof not later than the applicable cut-off time described in Section 2.15(a), and
                                          ---------------
     funds received by the Administrative Agent after that time shall be deemed to have been paid on the next succeeding Business Day.

          (f)  Subject to the provisions of Section 2.8.2, each payment of
                                            -------------
     principal shall be applied to such Loans as the Borrower shall direct by notice received by the Administrative Agent on or before the date of such payment or, in the absence of such notice, first, to the unpaid principal amount of any outstanding Base Rate Loans, second, to the unpaid principal amount of any outstanding Eurodollar Rate Loans with those Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods, and then as the Administrative Agent shall determine in its discretion. Concurrently with each remittance to any Lender of its share of any such payment, the Administrative Agent shall advise such Lender as to the application of such payment.

          SECTION 2.16.    Taxes.
                           -----

          (a)  Subject to Section 2.16(d), any and all payments by the Borrower
                          ---------------
     to each Lender or the Administrative Agent under this Agreement shall be made free and clear of, and without, unless required by Applicable Law (in which case Section 2.16(d) shall apply), deduction or withholding for, any
                ---------------
     and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains any Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                                                       -----

          (b) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other
                                                                        -----
     Taxes").
     -----

          (c)  Subject to Section 2.16(g), the Borrower shall indemnify and hold
                          ---------------
     harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes paid by Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date Lender or the Administrative Agent makes written demand therefor, which written demand shall be made no sooner than thirty (30) days prior to the date Lender intends to pay such Taxes or Other Taxes and no later than ninety
     (90) days after such payment.

          (d) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then, subject to Section 2.16(g):
                                                              ---------------

               (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the
                                                ------------
          Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

               (ii)    the Borrower shall make such deductions; and

               (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

          (f)  Each Lender which is a foreign person (i.e., a person other than
                                                      ----
     a United States person for United States Federal income tax purposes) agrees that:

               (i) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 9.7 after
                                                               -----------
          the Closing Date, the date upon which Lender becomes a party hereto) deliver to the Borrower through the Administrative Agent two accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals
                    ---------
          of IRS Form 1001 or any successor thereto ("Form 1001"), as
                                                      ---------
          appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (ii) if at any time the Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause(ii) above) requiring a change in or renewal of the most
             ----------
          recent Form

          4224 or Form 1001 previously delivered by such Lender, deliver to the Borrower through the Administrative Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Lender; and

               (iv) it shall, promptly upon the Borrower's or the Administrative Agent's reasonable request to that effect, deliver to the Borrower or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          (g) The Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Section 2.16(d)
                                                                ---------------
     to any Lender for the account of any Applicable Lending Office of such
     Lender:

               (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 2.16(f) in respect of such Applicable
                            ---------------
          Lending Office;

               (ii) if such Lender shall have delivered to the Borrower a Form 4224 in respect of such Applicable Lending Office pursuant to
          Section 2.16(f), and such Lender shall not at any time be entitled to
          ---------------
          exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Applicable Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

               (iii) if the Lender shall have delivered to the Borrower a Form 1001 in respect of such Applicable Lending Office pursuant to Section
                                                                        -------
          2.16(f), and such Lender shall not at any time be entitled to
          -------
          exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Applicable Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

          (h) If the Borrower is required to pay additional amounts to any Lender or the Administrative Agent pursuant to Section 2.16(d), then such
                                                    ---------------
     Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

          (i) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.16 shall survive the payment of all other
                       ------------
     Obligations.

          SECTION 2.17.    Sharing of Payments, Etc.  If any Lender shall obtain
                           ------------------------
any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans or the Letters of Credit (other than pursuant to Section 2.10, 2.11, 2.12(b), 2.16 or 3.3(b)) in excess
                        ------------  ----  -------  ----    ------
of its ratable share of payments on account of such Loans and/or the Letters of Credit obtained by all the Lenders entitled thereto, such Lender shall forthwith purchase from the other Lenders such participations in such Loans and/or Letters of Credit made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any
                                                    --------
portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase from each such Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.17
                                                                ------------
may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 2.18.    Warranty. Each Notice of Borrowing pursuant to
                           --------
Section 2.4 and the delivery of each Letter of Credit Request pursuant to
-----------
Section 3.2, shall automatically constitute a warranty by the Borrower to the
-----------
Administrative Agent and each Lender to the effect that on the date of such requested Borrowing or the issuance of the requested Letter of Credit, as the case may be, (a) the warranties contained in the Loan Documents (except to the extent changes in facts or conditions are expressly permitted or required hereunder or thereunder) shall be true and correct in all material respects as of such requested date as though made on the date thereof unless an earlier date is so specified in such representation and warranty and (b) no Event of Default or Default shall have then occurred and be continuing or will result therefrom.

          SECTION 2.19.    Conditions. Notwithstanding any other provision of
                           ----------
this Agreement (other than as set forth in Section 3.4), (a) no Lender shall be
                                           -----------
obligated to make any Loan, (b) no Lender shall be obligated to convert into or permit the continuation at the end of the applicable Interest Period of any Eurodollar Rate Loan and (c) the Issuing Lender shall not be obligated to issue any Letter of Credit if, in any such case, an Event of Default or Default exists or would result therefrom.

          SECTION 2.20.    All Obligations Secured. The Loans, the Reimbursement
                           -----------------------
Obligations, and all other Obligations of the Borrower and each other Person to the

Administrative Agent, the Issuing Lender, any Lender or any other Secured Party, shall be secured by the Administrative Agent's Lien, for the benefit of the Secured Parties, on all of the Collateral and by all other Liens heretofore, now, or at any time or times hereafter granted by the Borrower or any other Person to the Administrative Agent, the Issuing Lender, any Lender or any other Secured Party to secure any Obligations. The Borrower agrees that all of the rights of the Secured Parties set forth in this Agreement shall apply to any modification, amendment or restatement of, or supplement to, this Agreement, any supplements or exhibits hereto, and the other Loan Documents, unless otherwise agreed in writing.

          SECTION 2.21.    Use of Proceeds. The Borrower shall apply the
                           ---------------
proceeds of the initial Borrowing (a) to the payment of the "Merger Consideration" under and as defined in the Merger Agreement, (b) as a contribution to GLI's equity capital and, to the extent so applied, cause GLI to repay in full all "Obligations" under (and as defined in) the Existing Agreement (other than contingent indemnification and expense reimbursement obligations),
(c) to pay fees and expenses incurred in connection with this Agreement, the Merger Agreement, the Reliance Agreement, the other Restructuring Transactions and the transactions contemplated hereby and thereby and/or (d) for the purposes set forth in the immediately following sentence. The Borrower shall apply the proceeds of each other Borrowing, and shall utilize each Letter of Credit, for its and its Subsidiaries ongoing working capital needs and/or general corporate purposes not inconsistent with the provisions of the Loan Documents (including, without limitation, all payments due and owing by the Borrower after the Closing Date pursuant to the terms of the Merger Agreement and not prohibited by the terms of this Agreement).

          SECTION 2.22.    Assignment of Commitments Under Certain
                           ---------------------------------------
Circumstances. In the event that the Administrative Agent shall have delivered a
-------------
notice or certificate on behalf of any Lender pursuant to Section 2.10 or 2.12,
                                                          ------------    ----
or the Loan Parties shall be required to make additional payments to any Lender under Section 2.16, the Borrower shall have the right, at its own expense, upon
      ------------
notice to such Lender and Administrative Agent, not later than sixty (60) days following such Lender's delivery of such notice or certificate, to require such Lender to transfer and assign, without recourse or discount, in accordance with and subject to the restrictions contained in Section 9.7, all of its interests,
                                             -----------
rights and obligations under this Agreement (including, without limitation, its Commitments and its Percentage of the Obligations) to one or more financial institutions chosen by the Borrower (and approved by the Administrative Agent and the Issuing Bank, which approval shall not be unreasonably withheld) which have agreed to so acquire and assume such interests, rights and obligations. A Lender shall not be required to make any such transfer and assignment unless all Obligations owing to such Lender, including, without limitation, those arising under Sections 2.10, 2.12 and 2.16, have been paid in full and such Lender shall
      -------------  ----     ----
have no further obligations with respect to its Commitments, and no Lender shall be required to make any such transfer and assignment if prior thereto the circumstances entitling the Borrower to require such a transfer and assignment cease to apply as a result of such Lender's withdrawing its notice or certificate pursuant to Section 2.10 or 2.12, as applicable.
                        ------------    ----

                                  ARTICLE III

                               LETTERS OF CREDIT
                               -----------------

          SECTION 3.1.     Commitment for Letters of Credit. The Issuing Lender
                           --------------------------------
agrees, on the terms and conditions contained herein, to issue Letters of Credit in Dollars or in Alternative Currencies for the account of the Borrower, and each Lender severally agrees to participate in all Letters of Credit (including Existing L/C's) issued by the Issuing Lender hereunder, in a Dollar equivalent amount equal to its respective Percentage, from time to time during the period commencing on the date hereof, and continuing until the Revolving Commitment Termination Date; provided that (a)the Letter of Credit Obligations shall not at
                  --------
any time exceed the Letter of Credit Availability; and (b)all such Letters of Credit shall be in form and substance acceptable to the Issuing Lender and the Administrative Agent.

          SECTION 3.2.     Issuance of Letters of Credit.
                           -----------------------------

          (a) The Borrower shall give the Issuing Lender prior written notice (a "Letter of Credit Request") not later than 11:00 A.M. (Chicago time) on
         ------------------------
     the Business Day immediately preceding the date on which the issuance or amendment of a Letter of Credit is requested or, in the case of a requested Letter of Credit to be denominated in an Alternative Currency, on the Business Day immediately preceding the date on which the issuance or amendment of such a Letter of Credit requested (or, in either case, such shorter time if consented to by the Administrative Agent and the Issuing Lender), specifying:

               (i) the requested date for issuance or amendment of such Letter of Credit, which shall be a Business Day;

               (ii) the expiry date of such Letter of Credit, which shall be a Business Day and on or prior to the earlier of (A) the Revolving Commitment Termination Date and (B) the four (4) year anniversary of the date of issuance thereof;

               (iii)   the beneficiary of such Letter of Credit;

               (iv) the aggregate face amount of such Letter of Credit and the requested currency in which such Letter of Credit is to be denominated;

               (v) whether the Letter of Credit to be issued is a Financial Letter of Credit or a Performance Letter of Credit; and

               (vi) the conditions for drawing to be included in such Letter of Credit.

Each such Letter of Credit Request shall be by telecopier, telex or cable, confirmed immediately in writing by mail, in substantially the form of Exhibit D
                                                                       ---------
and executed by an authorized officer of the Borrower.

          (b) Upon receipt of a Letter of Credit Request, the Issuing Lender shall promptly send a copy thereof to the Administrative Agent who shall then notify each Lender of the contents thereof. Upon satisfaction of the conditions precedent specified in Article IV hereof, and subject to the
                                       ----------
     provisions of Section 3.2(c), the Issuing Lender shall issue the Letter of
                   --------------
     Credit requested to be issued by it or amend the Letter of Credit requested to be amended, as the case may be, on the date specified in the Letter of Credit Request; provided that the Issuing Lender shall not issue or
                     --------
     maintain a Letter of Credit having an expiry date later than the earlier of
     (i) the Revolving Commitment Termination Date and (ii) the four (4) year anniversary of the date of issuance thereof.

          (c) In the case of a requested Letter of Credit to be denominated in an Alternative Currency, the obligation of the Issuing Lender to issue such Letter of Credit is subject to the confirmation by the Issuing Lender to the Administrative Agent on the Business Day of the requested date of such issuance that the Issuing Lender agrees to issue such Letter of Credit in the requested Alternative Currency, which confirmation shall be promptly forwarded by the Administrative Agent to the Borrower. If the Issuing Lender shall not have so provided to the Administrative Agent such confirmation, the Administrative Agent shall promptly notify the Borrower that the Issuing Lender has not provided such confirmation, and the Borrower's request for such Letter of Credit in such Alternative Currency shall be deemed to have been thereupon withdrawn by the Borrower.

          SECTION 3.3.     Letter of Credit Fee. The Borrower agrees to pay to
                           --------------------
the Administrative Agent (a) ratably for the account of each Lender, a letter of credit fee for the term of such Letter of Credit at the rate equal to the aggregate face amount outstanding of such Letter of Credit multiplied by (i) in
                                                           -------------
the case of Performance Letters of Credit, subject to Section 2.10(c), the then
                                                      ---------------
Applicable Performance Letter of Credit Fee Percentage and (ii) in the case of Financial Letters of Credit, the then Applicable Financial Letter of Credit Fee Percentage, and (b) for the Issuing Lender's own account (in addition to its Percentage of the fee payable to it as a Lender, in accordance with clause (a)
                                                                    ----------
above), a letter of credit fee for the term of such Letter of Credit at the rate set forth in the Fee Letter based upon the aggregate face amount outstanding of each such Letter of Credit and the Issuing Lender's customary processing fees for the issuance, amendment or renewal of the Letter of Credit. The fee for any Letter of Credit issued by the Issuing Lender hereunder, as determined in accordance with clauses (a) and (b) above (the "Letter of Credit Fee"), shall be
                -----------     ---             --------------------
payable quarterly in arrears on the last day of each Fiscal Quarter, on the Revolving Commitment Termination Date and on the earliest of the cancellation, expiration or return of such Letter of Credit to the Issuing Lender; provided
                                                                     --------
that if any Letter of Credit is canceled and/or returned to the Issuing Lender prior to the expiration thereof, the Borrower shall from time to time, upon demand by the Issuing Lender and/or any Lender therefor, immediately pay to the Issuing Lender and/or such Lender additional amounts sufficient to compensate it for its expenses not covered by a previously received Letter of Credit Fee. A certificate as to the amount of such expenses submitted to the Borrower and the Administrative Agent by the Issuing Lender and/or such Lender, showing in reasonable detail the calculation thereof, shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 3.4.     Obligations of the Lenders to Issuing Lender under a
                           ----------------------------------------------------
Letter of Credit. The Issuing Lender will notify the Administrative Agent, and
----------------
the Administrative Agent will thereupon notify each other Lender, promptly upon presentation to it of a draft for payment drawn under, or purporting to be drawn under, a Letter of Credit issued by it; provided that the Administrative Agent
                                        --------
and each Lender shall have received notice by 2:00 P.M. (Chicago time) on the Business Day on which the Issuing Lender intends to make payment of each such draft, to the extent that the Borrower fails to provide funds therefor, each other Lender shall make payment to the Issuing Lender in immediately available funds and in Dollars at the Issuing Lender's Domestic Lending Office of an amount equal to the Dollar equivalent amount of the Issuing Lender's payment multiplied by such other Lender's Percentage. The obligation of each Lender to make payments to the Issuing Lender under this Section 3.4 shall be
                                               -----------
unconditional, continuing, irrevocable and absolute regardless of whether or not any of the conditions set forth in Article IV are then satisfied. In the event
                                   ----------
that any Lender fails to make payment to the Issuing Lender of any amount due under this Section 3.4, the Issuing Lender shall be entitled to receive the
           -----------
principal and interest otherwise payable to such Lender hereunder with respect to such amount until the Issuing Lender receives such payment from such Lender; provided that nothing contained in this sentence shall relieve such Lender of
--------
its obligation to make payment to the Issuing Lender for such amounts in accordance with this Section 3.4.
                     -----------

          SECTION 3.5.     Reimbursement Obligation. The Borrower agrees
                           ------------------------
unconditionally and irrevocably to pay to the Administrative Agent in Dollars and in immediately available funds for the account of the Issuing Lender (and, to the extent such payments were made by the Lenders pursuant to Section 3.4,
                                                                 -----------
for the account of such Lenders), upon demand therefor by the Administrative Agent (which demand the Administrative Agent hereby agrees to deliver), the Dollar equivalent amount of each payment which is drawn under a Letter of Credit, or which purports to be so drawn (such obligation of the Borrower being referred to herein as a "Reimbursement Obligation" with respect to such Letter
                         ------------------------
of Credit). If at any time the Borrower fails immediately to repay a Reimbursement Obligation pursuant to this Section 3.5, the Borrower shall be
                                          -----------
deemed to have requested a Revolving Loan which is a Base Rate Loan, as of the date of the payment giving rise to the Reimbursement Obligation, from each Lender, equal in amount to such Lender's Percentage multiplied by the Dollar equivalent amount of the unpaid Reimbursement Obligation, the proceeds of which shall be used to repay such Reimbursement Obligation. If, as a result of a Default or an Event of Default, a Revolving Loan may not be made on a date on which such Loan would be deemed to have been requested pursuant to the preceding sentence, the unpaid Dollar equivalent amount of the Reimbursement Obligation shall bear interest at the Default Rate and shall be payable on demand. Regardless of the expiration date of any Letter of Credit, the Borrower shall remain liable with respect to each Letter of Credit and all letter of credit fees shall continue to accrue, until the Issuing Lender is released from liability by every Person which is entitled to draw or demand payment under such Letter of Credit.

          SECTION 3.6.     Representatives of Beneficiaries. The Issuing Lender
                           --------------------------------
may receive, accept or pay as complying with the terms of such Letter of Credit, any drafts or other documents, otherwise in order, which may be signed by, or issued to, the administrator or executor of, or the trustee in bankruptcy of, or the receiver for any of the property of, the party in whose name such Letter of Credit provides that any drafts or other document should be drawn or issued.

          SECTION 3.7.     Responsibility of the Administrative Agent, the
                           -----------------------------------------------
Issuing Lender and the Lenders. Neither the Administrative Agent, the Issuing
------------------------------
Lender nor any Lender shall be liable or responsible for:

          (a) the use which may be made of the Letters of Credit or for any acts or omissions of the beneficiary(ies) in connection therewith;

          (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged;

          (c) failure of any draft to bear any reference or adequate reference to a Letter of Credit, or failure of documents to accompany any draft at negotiation, or failure of any Person to surrender or to take up a Letter of Credit or to send forward documents, apart from drafts required by the terms of the relevant Letter of Credit, each of which provisions, if contained in such Letter of Credit itself, it is agreed may be waived by the Issuing Lender;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless, or otherwise, whether or not they may be in cipher; or

          (e) any other circumstances whatsoever in making or failing to make payment under a Letter of Credit;

except only that the Borrower shall have a claim against the Issuing Lender, and the Issuing Lender shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which are determined to be caused by (i) the Issuing Lender's willful misconduct, bad faith or gross negligence or (ii) the Issuing Lender's willful or grossly negligent failure to pay under the relevant Letter of Credit after the presentation to the Issuing Lender by the relevant beneficiary of such Letter of Credit of a sight draft and certificate strictly complying with the terms and conditions of such Letter of Credit.

          The happening of any one or more of the contingencies referred to in subparagraphs (a), (b), (c), (d) or (e) above shall not affect, impair or
------------- ---  ---  ---  ---    ---
prevent the vesting of any of the rights or powers of the Issuing Lender, the Lenders or the Administrative Agent hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction or omission taken or suffered by the Administrative Agent, the Issuing Lender or any Lender, under or in connection with a Letter of Credit or the relative drafts, documents or assets, if in conformity with such foreign or domestic laws, customs or regulations as are applicable thereto and without willful misconduct, bad faith or gross negligence, shall be binding upon the Borrower and shall not place the Administrative

Agent, the Issuing Lender or any Lender under any resulting liability to the Borrower. The word "assets" as used in this Section 3.7 includes goods and
                                            -----------
merchandise, as well as any and all documents relative thereto, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest of the Borrower therein or thereto.

          SECTION 3.8.     Modifications to Letters of Credit. In the event of
                           ----------------------------------
any change or modification with respect to (a) the amount or duration of any Letter of Credit, (b) the drawing, negotiation, presentation, acceptance, or maturity of any drafts, acceptances or other documents, or (c) any of the other terms or provisions of any Letter of Credit, such being done at the request of the Borrower, this Agreement shall be binding upon the Borrower in all respects with regard to the Letter of Credit so changed or modified, inclusive of any action taken by the Issuing Lender or any Lender with respect to such Letter of Credit.

          SECTION 3.9.     Uniform Customs and Practice for Documentary Credits.
                           ----------------------------------------------------
Except as otherwise expressly provided in this Agreement or as the Borrower and the Lenders may otherwise expressly agree with regard to, and prior to the issuance of, a Letter of Credit, the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500," as hereafter amended, revised, supplemented, or replaced by other publication of similar effect, shall in all respects be deemed a part hereof as fully as if incorporated herein and shall apply to such Letter of Credit.

          SECTION 3.10.    Indemnification. The Borrower hereby agrees to
                           ---------------
indemnify and hold harmless the Administrative Agent, the Issuing Lender and each Lender from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Administrative Agent, the Issuing Lender or a Lender may incur (or which may be claimed against the Administrative Agent, the Issuing Lender or a Lender by any Person) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, any Letter of Credit; provided that the Borrower shall not be required to
                      --------
indemnify the Issuing Lender for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct, bad faith or gross negligence of the Issuing Lender, the Administrative Agent or any Lender. Nothing in this Section 3.10 is intended to
                                                     ------------
limit the reimbursement obligation of the Borrower contained in Section 3.5
                                                                -----------
hereof.

          SECTION 3.11.    Transitional Provisions. GLI, the Administrative
                           -----------------------
Agent and certain of the Lenders and other financial institutions (collectively, the Existing Lenders") are currently parties to that certain Credit Agreement
    ----------------
dated as of September 24, 1997 (as may have been heretofore amended, the "Existing Agreement") pursuant to which, among other things, Bank of America, as
 ------------------
"Issuing Lender" thereunder issued certain "Letters of Credit" (as defined therein) for the account of GLI (to the extent outstanding on the Closing Date and set forth on Schedule III, the "Existing L/C's"). As of the Closing Date,
                 ------------       --------------
the Borrower hereby assumes all of GLI's reimbursement and other obligations with respect to each Existing L/C, and each of the Existing L/C's shall remain outstanding and constitute Letters of Credit issued by the Issuing Lender for the account of the Borrower pursuant to this Agreement on the Closing Date for all purposes under this Agreement and any other Loan Document, including, for the purpose of the accrual and payment of Letter of Credit Fees payable pursuant to Section 3.3 for
                                                                 -----------
the remaining term of such Existing L/C's (other than for customary processing fees for the issuance, amendment or renewal of such Existing L/C's occurring prior to the Closing Date or relating to the deemed issuance thereof occurring on the Closing Date). All "Reimbursement Obligations" and other "Letter of Credit Obligations" (as respectively defined in the Existing Agreement) which remain outstanding on the Closing Date with respect to the Existing L/C's shall constitute Reimbursement Obligations and Letter of Credit Obligations of the Borrower under this Agreement and shall be included in the calculations of Availability and Letter of Credit Availability. Schedule III sets forth, as of
                                                ------------
the date hereof, the aggregate outstanding face amount, identifying number, expiry date and name of the beneficiary, with respect to each Existing L/C's.

          SECTION 3.12.    Currency Equivalents. For all purposes of this
                           --------------------
Agreement, (i) the equivalent in Dollars of any Alternative Currency shall be determined by using the quoted spot rate at which the Issuing Lender (or its Affiliate) offers to exchange Dollars for such Alternative Currency two Business Days prior to the date on which such equivalent is to be determined and (ii) the equivalent in any Alternative Currency of Dollars shall be determined by using the quoted spot rate at which the Issuing Lender (or its Affiliate) offers to exchange such Alternative Currency for Dollars two Business Days prior to the date on which such equivalent is to be determined. Except as specified in
Section 2.14(a), the equivalent in Dollars of each Letter of Credit made in an
---------------
Alternative Currency shall be recalculated hereunder on each date that it shall be necessary or desirable by any party to determine the amount of the Availability, the Letter of Credit Availability, the Letter of Credit Obligations, the Reimbursement Obligations, the Obligations or the face amount of any Letter of Credit on such date. Upon the request by any party hereto, the Issuing Lender shall promptly make such determination and notify such requesting party of such determination.

                                  ARTICLE IV

                             CONDITIONS OF LENDING
                             ---------------------

          SECTION 4.1.     Conditions Precedent to Initial Borrowing and Initial
                           -----------------------------------------------------
Issuance of Letters of Credit. The obligation of each Lender on the Closing Date
-----------------------------
to make its Loans requested to be made by it and the agreement of the Issuing Lender to issue the initial Letters of Credit to be issued or deemed issued on the Closing Date shall be subject to the satisfaction of each of the following conditions precedent set forth in this Section 4.1:
                                       -----------

          (a)  Delivery of Documents. The Administrative Agent shall have
               ---------------------
     received counterparts of this Agreement and all other agreements, documents and instruments described in the List of Closing Documents attached hereto as Schedule IV (including legal opinions from counsel to the Loan Parties
        -----------
     substantially in the forms attached hereto as Exhibit E, and the Loan
                                                   ---------
     Parties hereby direct their counsel to prepare and deliver the same to the Secured Parties), each duly executed, completed and acknowledged where appropriate and in form and substance reasonably satisfactory to the Lenders and in sufficient copies for each of the Lenders.

          (b)  Financial Statements. The Administrative Agent shall have
               --------------------
     received the financial statements described in Section 5.1(f)
                                                    --------------

          (c)  Lender Tax Forms. The Administrative Agent and the Borrower shall
               ----------------
     have received from each Lender organized under the laws of a jurisdiction other than the United States, two executed copies of United States Internal Revenue Service Form 4224 or Form 1001 or such other forms or documents (or successor forms or documents) appropriately completed, as may be applicable to establish the extent, if any, to which payments to such Lender pursuant to this Agreement are exempt from withholding or deduction of Taxes imposed by the United States government.

          (d)  Other Documents. The Administrative Agent shall have received
               ---------------
     such other approvals, opinions or documents as the Administrative Agent or any Lender may reasonably request.

          (e)  Satisfactory Legal Form. All documents executed or submitted
               -----------------------
     pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Loan Party shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

          (f)  Evidence and Perfection of Liens. The Administrative Agent shall
               --------------------------------
     have received (i) such documents as the Administrative Agent may reasonably request to evidence and perfect all Liens granted by the Collateral Documents and (ii) such other evidence that all other actions necessary or, in the opinion of the Administrative Agent, desirable to perfect and protect the priority of the security interests and liens created by the Collateral Documents, and to enhance the Administrative Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken or arrangements satisfactory to the Administrative Agent are in place therefor.

          (g)  Termination of Existing Agreement. All Debt and all other
               ---------------------------------
     obligations of the Loan Parties under the Existing Agreement (other than contingent indemnification and expense reimbursement obligations) shall be repaid from the proceeds of the initial Loans hereunder, and all agreements and instruments evidencing and securing such Debt shall be terminated, and the Administrative Agent shall have received a payoff letter, releases and termination statements related thereto reasonably acceptable to the Administrative Agent or assurances reasonably satisfactory to the Administrative Agent that such releases and termination statements will be delivered promptly after the Closing Date.

          (h)  Restructuring Transactions. The Administrative Agent shall have
               --------------------------
     received evidence reasonably satisfactory to it that each of the representations and warranties set forth in Section 5.1(v) are true and
                                                 --------------
     accurate, including, without limitation, (i) copies of a file-stamped certificate of merger with respect to the Merger or other evidence reasonably satisfactory to the Administrative Agent that such certificate of merger has been filed and all waiting periods with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, have expired or been waived with respect to the Merger and related transactions, (ii) evidence that the Borrower has received gross cash proceeds of at least $37,700,000 from the Initial Capital Contribution and that all of such proceeds have been contributed by the Borrower's shareholders to the equity capital of the Borrower, (iii) evidence that the Borrower has received gross cash proceeds of at least $115,000,000 from the Note Issuance (less fees and expenses incurred by the Borrower in connection therewith, as contemplated by the
     Note Indenture) and that such net proceeds shall have been applied to the payment of the consideration payable to the Borrower's shareholders pursuant to the terms of the Merger Agreement, (iv) agreements and other assurances from the Existing Lenders that, upon application of the proceeds of the initial Loans to be made hereunder, the Refinancing will have been consummated and shall be effective and the Liens securing the obligations under the Existing Agreement will be released and (v) copies of all executed and delivered Restructuring Documents.

          (i)    Bonding and Intercreditor Agreements.  The Administrative Agent
                 ------------------------------------
     shall have received a fully executed Intercreditor Agreement which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and a certified copy of the Bonding Agreement in existence on the Closing Date, which shall be in form and substance satisfactory to the Administrative Agent.

          (j)    Closing Fees, Expenses, etc. The Administrative Agent shall
                 ---------------------------
     have received for its own account, or for the account of each Lender, as the case may be, all fees then due and payable pursuant to Section 2.14 and
                                                                ------------
     all costs and expenses which have been invoiced and are payable pursuant to

     Section 9.4.
     -----------

          (k)    Other Conditions. The conditions precedent to each Borrowing as
                 ----------------
     provided in Section 4.2 shall be satisfied on the Closing Date.
                 -----------

          SECTION 4.2.     Conditions Precedent to Each Borrowing and Each
                           -----------------------------------------------
Issuance of a Letter of Credit. The obligation (a) of each Lender to make its
------------------------------
initial Loans and each subsequent Loan and (b) of the Issuing Lender to issue its initial and each subsequent Letter of Credit (other than the Existing L/C's) and the Lenders' obligations to participate in such Letters of Credit shall be subject to the further conditions precedent that on the date of each such Borrowing or the issuance of such Letter of Credit:

          (a) the following statements shall be true (and each of the giving of an applicable Notice of Borrowing, or a Letter of Credit Request, and the acceptance by the Borrower of the proceeds of such Loan, or the issuance of such Letter of Credit, shall constitute a representation and warranty by the Borrower that on the date of such Loan, or the issuance of such Letter of Credit, such statements set forth in clauses (i) through (iii) are
                                             -----------         -----
     true):

               (i)   The representations and warranties contained in Section 5.1
                                                                     -----------
          and in the other Loan Documents are correct in all material respects on and as of the date of such Loan or the issuance of such Letter of Credit, as the case may be, both before and after giving effect to such Loan or the issuance of such Letter of Credit, and, in the case of any such Loan, to the application of the proceeds therefrom, as though made on and as of such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as to such earlier date;

               (ii) No event has occurred and is continuing, or would result from such Loan or the issuance of such Letter of Credit, as the case may be, or, in the case of any such Loan, from the application of the proceeds therefrom, which constitutes a Default or an Event of Default; and

               (iii)  (A) Revolving Loans outstanding plus the Letters of Credit
                                                      ----
          Obligations shall not exceed the Revolving Commitment Amount, both before and after giving effect to such Loan and/or such Letter of Credit and (B) in the case of the issuance of a Letter of Credit, the Letter of Credit Obligations shall not exceed the Letter of Credit Availability, both before and after giving effect to such Letter of Credit.

          (b) no law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, such Lender from making the requested Loan, or issuing or participating in the requested Letter of Credit, as the case may be.

          SECTION 4.3.  No Waiver.  In no event shall any Lender's making of any
                        ---------
Loan or issuance of or participation in a Letter of Credit hereunder at a time when any condition precedent to any Loan or Letter of Credit, as specified in this Article IV, was not satisfied (a) constitute a waiver of such condition by
     ----------
such Lender with respect to subsequently requested Loans or Letters of Credit, or (b) to the extent such unsatisfied condition constituted a Default or Event of Default, constitute a waiver by any Lender of such Default or Event of Default.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          SECTION 5.1.  Representations and Warranties of the Loan Parties.  In
                        --------------------------------------------------
order to induce the Lenders and the Issuing Lender to enter into this Agreement, and to make the Loans and issue, maintain and/or participate in the Letters of Credit, each Loan Party which is a party hereto represents and warrants to each Lender and the Issuing Lender as of the Closing Date, and (unless specified to speak only as of a specified date) on and as of the date of any Loan or the issuance, amendment or extension of any Letter of Credit that:

          (a)  Organization; Corporate Powers.  Each Loan Party (i) is a
               ------------------------------
     corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (except to the extent that such Loan Party's failure to be in good standing under such laws could not reasonably be expected to have a Material Adverse Effect and except as otherwise as a result of a transaction permitted under
     Section 6.2(a)(i)), (ii) is duly qualified to do business as a foreign
     -----------------
     corporation and in good standing under the laws of each jurisdiction in which such qualification and good standing are necessary in order for it to conduct its business and own its property as heretofore conducted and owned (except such jurisdictions where failure to so qualify could not reasonably be expected to have a Material Adverse Effect), and (iii) has all requisite corporate power to conduct its business, to own and operate its property and to execute, deliver and perform all of its obligations under the Loan Documents and other Restructuring Documents to which it is a party.

          (b)  Authorizations; Enforceability.  Each Loan Party has the
               ------------------------------
     requisite corporate authority to execute, deliver and perform each of the Loan Documents and other Restructuring Documents executed by it. Each of the Loan Documents and other Restructuring Documents to which any Loan Party is party has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

          (c)  No Conflict.  The execution, delivery and/or performance by each
               -----------
     Loan Party of each Loan Document and other Restructuring Document to which it is a party do not and will not, by the lapse of time, the giving of notice or otherwise, (i) constitute a violation of any Applicable Law or a breach of any provision contained in such party's charter or by-laws or contained in any material agreement, instrument or document to which the Borrower or any of its Subsidiaries is a party or by which it is bound or
     (ii) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of the Parent or any of its Subsidiaries (other than Liens granted pursuant to the Collateral Documents).

          (d)  Approvals.  No approval, consent or authorization of, or notice
               ---------
     to or filing with, any Governmental Authority or any securities exchange is required in connection with the execution, delivery or performance by any Loan Party of any of the Loan Documents or other Restructuring Documents, or the granting of a Lien on any of the Collateral in the manner and for the purpose contemplated by the Collateral Documents, except (i) filings and recording to perfect such Liens, (ii) those obtained on or prior to the Closing Date and (iii) those which, if not obtained, could not reasonably be expected to have a Material Adverse Effect.

          (e)  Licenses and Permits.  Each of the Borrower and its Subsidiaries
               --------------------
     owns or possesses or is licensed or otherwise has the right to use all Permits and other governmental approvals and authorizations, franchises, authorizations and other rights that are reasonably necessary for the operations of its business, without conflict with the rights of any other Person with respect thereto, except where the failure to be so licensed or to have such Permits would not have a Material Adverse Effect.

          (f)  Financial Reports.  The consolidated balance sheet of the
               -----------------
     Borrower and its Subsidiaries as at December 31, 1997 and as at June 30, 1998, and the related consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1997 and for the period from January 1, 1998 through June 30, 1998, copies of each of which have been furnished to each Lender, fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at such respective dates and the consolidated results of the operations of the Borrower and its Subsidiaries for such respective periods ended on such dates, all in accordance with GAAP, consistently applied, provided that such financial statements delivered for any period other than a Fiscal Year may lack certain footnote disclosures which would otherwise be required by GAAP and may be subject to normal year-end adjustments. Since December 31, 1997, there has been no change in any circumstances, facts or conditions nor shall an event have taken place which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (g)  Title to Property; Liens.
               ------------------------

               (i) Each of the Borrower and its Subsidiaries has good and marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, of any nature whatsoever, free and clear of all Liens, except for Liens permitted by Section
                                                                     -------
          6.2(h).  The assets and properties owned by and leased to the Borrower
          ------
          or any of its Subsidiaries which are necessary in the conduct of their respective businesses are in adequate operating condition and repair, ordinary wear and tear and damage due to casualty excepted, are free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are intended in the conduct of such Person's business.

               (ii)   Except to the extent set forth on Schedule 5.1(g), the
                                                        ---------------
          Borrower and its Designated Subsidiaries are the sole and lawful owners of each Designated Vessel and hold valid legal title to the whole of such Designated Vessels. The Borrower and its Designated Subsidiaries lawfully own and are lawfully possessed of each Designated Vessel free from any Lien, charge or encumbrance whatsoever, except as permitted pursuant to Section 6.2(h), and will
                                                      --------------
          warrant and defend the title and possession thereto and to every part thereof for the benefit of the Lenders against the claims and demands of any Person whomsoever.

          (h)  No Default.  None of the Borrower or any of its Subsidiaries is
               ----------
     in violation of any Applicable Law, or in default under any agreement or instrument to which any of such Persons is a party or by which any of their respective properties or assets is bound or affected, which violation or default could have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

          (i)  Litigation; Contingent Liabilities; Labor Matters.
               -------------------------------------------------

               (i)    Except as set forth in Schedule 5.1(i) or in the financial
                                             ---------------
          statements described in Section 5.1(f), no claims, litigation,
                                  --------------
          arbitration proceedings or governmental proceedings are pending or, to the knowledge of the Loan Parties, overtly threatened against or are affecting the Borrower or any of its Subsidiaries, or any of their respective properties, assets or revenues, the results of which could reasonably be expected to have a Material Adverse Effect.

               (ii) Other than any liability incident to the claims, litigation or proceedings disclosed in Schedule 5.1(i), or provided
                                                 ---------------
          for or disclosed in the financial statements referred to in Section
                                                                      -------
          5.1(f), as of the Closing Date, neither the Borrower nor any of its
          ------
          Subsidiaries has any contingent liabilities which are material to the Borrower, any of its Subsidiaries or the Borrower and its Subsidiaries taken as a whole.

          (j)  Patents, Trademarks and Licenses.  The Borrower and each of its
               --------------------------------
     Subsidiaries owns or possesses all the licenses, patents, copyrights, trademarks, service marks, trade names, and other similar property rights which are reasonably necessary for the present and planned future conduct of its business, without conflict with the rights of any other Person with respect thereto, except where the failure to own or possess such property, or the existence of any such conflict, could not reasonably be expected to have a Material Adverse Effect.

          (k)  ERISA.  As to each Plan which is not a Multiemployer Plan and
               -----
     which is intended to be qualified under Section 401(a) of the IRC as currently in effect, either (i) such Plan has been determined by the IRS to be so qualified, and each trust related to such Plan has been determined to be exempt from federal income taxation under Section 501(a) of the IRC as currently in effect, (ii) an application for a determination for such Plan has been filed and is now pending with the IRS, or (iii) the failure of such Plan to be so qualified or determined to be exempt could not reasonably be expected to name a Material Adverse Effect. As of the Closing Date, except as disclosed on Schedule 5.1(k), none of the Borrower
                                          ---------------
     or any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(l) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. None of the Borrower or any of its Subsidiaries or any ERISA Affiliate has failed to comply with any of the responsibilities, obligations or duties imposed on it by ERISA or regulations promulgated thereunder with respect to any Plan which failure could reasonably be expected to have a Material Adverse Effect. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the IRC) whether or not waived. Except as disclosed on Schedule 5.1(k), none of the Borrower or any of its
                            ---------------
     Subsidiaries or any ERISA Affiliate nor any fiduciary of any Benefit Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the IRC which could reasonably be expected to have a Material Adverse Effect or
     (ii) has taken or failed to take
     with respect to any Benefit Plan any action which would constitute or result in a Termination Event. None of the Borrower or any of its Subsidiaries or any ERISA Affiliate has incurred any potential liability under Section 4063, 4064, 4069, 4204 or 4212(c) of ERISA. None of the Borrower or any of its Subsidiaries or any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to Administrative Agent is complete and accurate in all material respects. Since the date of each such Schedule B, there has been no adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B which could reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 5.1(k), none of the Borrower or any of its
                  ---------------
     Subsidiaries or any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. None of the Borrower or any of its Subsidiaries or any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the IRC on or before the due date for such installment or other payment. None of the Borrower or any of its Subsidiaries or any ERISA Affiliate is required to provide security to a Benefit Plan under Section 401(a)(29) of the IRC due to a Plan amendment that results in an increase in current liability for the plan year.

          (l)  Environmental Matters.
               ---------------------

               (i)    Except as specifically disclosed in Schedule 5.1(l), the
                                                          ---------------
          ongoing operations of the Borrower and each of its Subsidiaries comply in all respects with all Environmental Laws, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect.

               (ii)   Except as specifically disclosed in Schedule 5.1(l), the
                                                          ---------------
          Borrower and each of its Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its
                              ---------------------
          ordinary course operations, all such Environmental Permits are in good standing in all respects, and the Borrower and each of its Subsidiaries is in compliance with all terms and conditions of each such Environmental Permit, except in each case, where the failure to obtain, remain in good standing, or otherwise be in compliance with, such Environmental Permit could not reasonably be expected to have a Material Adverse Effect.

               (iii)  Except as specifically disclosed in Schedule 5.1(l), none
                                                          ---------------
          of the Borrower or any of its Subsidiaries or any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, nor has been notified that it is a potentially responsible party, respecting any Environmental Law, Environmental Claim or Hazardous Material which, in any such case, could reasonably be expected to have a Material Adverse Effect.

               (iv)   Except as specifically disclosed in Schedule 5.1(l), there
                                                          ---------------
          are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of the Borrower or any of its Subsidiaries that could reasonably be expected to give rise to Environmental Claims which would have a Material Adverse Effect. To the best knowledge of the Loan Parties, as of the Closing Date, none of the Borrower or any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws,
          (y) that are not in compliance with any Environmental Permits or Environmental Laws, or (z) with respect to which a Release has occurred, on or off-site. Each of the Borrower and its Subsidiaries has notified all of its employees of the existence, if any, of any health hazard arising from the conditions of their employment of which the Loan Parties have knowledge in a manner consistent with all applicable laws and have met all notification requirements under Title III of CERCLA and all other Environmental Laws except where a failure to so notify such employees could not reasonably be expected to have a Material Adverse Effect.

               (v) To the best knowledge of the Loan Parties, except as specifically disclosed in Schedule 5.1(1),as of the Closing Date, none
                                    ---------------
          of the Properties have at any time been operated as a treatment, storage or disposal facility.

               (vi) To the best knowledge of the Loan Parties, except as set forth in Schedule 5.1(l), none of the Borrower or any of its
                   ---------------
          Subsidiaries has any contingent liability in connection with (1)any actual, threatened, or potential spillage, disposal or release into the environment of, or otherwise with respect to, any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or other substance, whether on any premises now or previously owned or occupied by the Parent or any of its Subsidiaries or on any other premises that could reasonably be expected to have a Material Adverse Effect or (2)any other unsafe or unhealthful condition that could reasonably be expected to have a Material Adverse Effect.

          (m)  Payment of Taxes.  The Borrower and its Subsidiaries have filed
               ----------------
     all federal income and other federal, state and local tax returns and other reports as required by law, and have paid all taxes and other similar charges that are due and payable, after giving effect to any extensions therefor, except (i) such taxes, if any, that are being contested in good faith by appropriate proceedings and have been adequately reserved against in accordance with GAAP and (ii) any such returns, taxes, or charges the nonfiling or nonpayment of which could not be reasonably expected to have a Material Adverse Effect. None of the Loan Parties has any knowledge of any proposed tax assessment against any of them or against any Subsidiaries of Borrower not constituting Loan Parties for which adequate provision has not been made on its accounts. The provisions for taxes on the books of the Borrower and each Subsidiary are adequate for all open years, and for its current fiscal period.

          (n)  Fiscal Year.  The Borrower and each Subsidiary has established a
               -----------
     Fiscal Year ending on December 31 each year.

          (o)  Governmental Regulation.  None of the Loan Parties is subject to
               -----------------------
     regulation under the Interstate Commerce Act, the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act or any other Applicable Law that restricts such Loan Party's ability to incur debt, guaranty obligations or to grant Liens, except to the extent that such regulation could not reasonably be expected to have a Material Adverse Effect.

          (p)  Margin Regulations.  None of the Borrower or any of its
               ------------------
     Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time). No part of the proceeds of any of the Loans and no Letter of Credit has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X.

          (q)  Other Loan Documents.  The representations and warranties made by
               --------------------
     each Loan Party contained in each Loan Document are true and correct in all material respects.

          (r)  Corporate Structure; Capitalization.  As of the Closing Date, a
               -----------------------------------
     complete and correct disclosure of each Subsidiary of the Borrower in existence as of the Closing Date is set forth in Schedule 5.1(r)(i),
                                                      ------------------
     together with the names, jurisdictions of organization, the percentage of shares of such Persons owned by Borrower and each other Subsidiary of the Borrower as of the Closing Date. As of the Closing Date, the names and ownership percentages (stated both on an outstanding and fully-diluted basis) of each legal, record owner of each class of the issued and outstanding shares of capital stock of the Borrower, and of all issued and outstanding warrants, options, stock appreciation rights and other convertible interests with respect to the Borrower's capital stock, are completely and accurately set forth in Schedule5.1(r)(ii). All of the
                                            ------------------
     issued and outstanding shares of capital stock of each Subsidiary of the Borrower have been validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Borrower or the other applicable Persons as described in Schedule5.1(r)(i), free and clear of all Liens
                             -----------------
     (other than Liens permitted hereunder). No shares of capital stock of such Subsidiary are held as or otherwise constitute treasury stock. No authorized but unissued shares of capital stock of the Borrower or any such Subsidiary are subject to any option, warrant, right to call, preemption right or other commitment of any kind whatsoever.

          (s)  Debt; Contingent Obligations; Solvency.  As of the Closing Date,
               --------------------------------------
     the financial statements referred to in Section 5.1(f) contain a complete
                                             --------------
     and accurate
     disclosure of (i) all Debt of the Borrower and its Subsidiaries outstanding as of the respective dates of such financial statements and (ii) all material loss contingencies and other material contingent obligations of the Borrower and its Subsidiaries as of such dates, except for Guaranties disclosed on Schedule 6.2(f). As of the Closing Date, none of the Borrower
                  ---------------
     or any of its Subsidiaries has incurred any other Debt or Guaranties since the respective dates of such financial statements, except as would have been permitted under Sections 6.2(f) and 6.2(i) of this Agreement had this
                          ---------------     ------
     Agreement been in effect at the time of the incurrence of any such additional Debt or Guaranties. As of the Closing Date, none of the Borrower or any of its Subsidiaries has incurred any loss contingencies or other contingent obligations since the respective dates of such financial statements which could reasonably be expected to have a Material Adverse Effect. The Borrower and the other Loan Parties, each individually and on a consolidated basis, are Solvent prior to and at all times after giving effect to the consummation of the Restructuring Transactions.

          (t)  Insurance.  As of the Closing Date, Schedule 5.1(t) sets forth a
               ---------                           ---------------
     complete and accurate list of insurance policies and programs in effect with respect to the properties and businesses of the Borrower and its Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder and (iv) the policy or other identification number thereof. Such insurance policies and programs are in such forms and amounts, and provide coverage against such risks as are required by Section 6.1(c) and are customary for corporations of
                 --------------
     established reputation engaged in the same or a similar business and owning and operating similar properties.

          (u)  Collateral Documents.  The provisions of the Collateral Documents
               --------------------
     executed by any Loan Party in favor of the Administrative Agent evidence legal, valid, enforceable and continuing Liens, in favor of the Administrative Agent for the benefit of the Secured Parties, in all right, title and interest of such Loan Party in any and all of the Collateral described therein, securing the Obligations from time to time outstanding, and upon all proper filings and recordings being duly made in the locations referred to in the applicable Collateral Documents or the taking of possession of the Collateral by the Administrative Agent in accordance with the provisions of such Collateral Documents, each of such Collateral Documents constitutes a fully perfected first priority Lien in all right, title and interest of such Loan Party in such Collateral superior in right to any Liens, existing or future, which such Loan Party or any creditors thereof or purchasers therefrom, or any other Person, may have against such Collateral or interests therein, except for Liens permitted by Section
                                                                    -------
     6.2(h).
     ------

          (v)  The Restructuring Transactions.  (i) (A) All conditions precedent
               ------------------------------
     to, and all consents necessary to permit, the Merger pursuant to the Merger Agreement, the Note Issuance pursuant to the Note Indenture, the Initial Capital Contribution pursuant to the Capitalization Documents, and the restatement and amendment of the Reliance Agreement pursuant to its terms, have been satisfied or delivered, or waived with the prior written consent of the Majority Lenders, (B) no material breach of any term or provision of the Merger Agreement, the Note Indenture, the Reliance Agreement or the Capitalization

     Documents has occurred, (C) the Merger, the Note Issuance and the Initial Capital Contribution each have been consummated (or are being consummated simultaneously with the making the initial Loans hereunder), in accordance with all Applicable Laws, (D) all governmental and material third party approvals necessary in connection with the Restructuring Transactions shall have been obtained and are in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental Authority which would restrain, prevent or otherwise impose materially adverse conditions on any of the Restructuring Transactions and (E) no actions, suits or proceedings are pending or threatened with respect to any of the Restructuring Transactions or any Restructuring Document which the Administrative Agent or the Majority Lenders shall reasonably determine could reasonably be expected to have a Material Adverse Effect.

               (ii) Each of the Restructuring Documents filed with the Securities and Exchange Commission or other securities authorities, including, without limitation, the offering memorandum with respect to the Note Issuance, complied (when filed) in all material respects with all applicable provisions of the 1933 Act, 1934 Act, all other federal securities laws, state securities or "Blue Sky" laws, foreign securities laws, general corporation law and all rules and regulations thereunder.

               (iii) The Borrower has delivered to the Administrative Agent correct and complete, executed copies of each of the Restructuring Documents, including, without limitation, all amendments, schedules and exhibits thereto, and all other material agreements, documents, and certificates which have been executed and delivered in connection with the Restructuring Transactions.

          (w)  Year 2000 Compliance.  The Borrower has reviewed and assessed all
               --------------------
     computer applications which are material to the Borrower's and its Subsidiaries' businesses with respect to the ability of such applications to correctly recognize references to, and abbreviations of, the year 2000 (including, without limitation, references to "00" as the year 2000 and not the year 1900), and has inquired of each of its material suppliers, vendors and customers as to whether such Persons have so reviewed and assessed all computer applications, if any, relating to those aspects of such Persons' business which may materially affect the Borrower's and its Subsidiaries businesses. The Borrower reasonably believes, as a result of such reviews, assessments and inquiries, that to the extent one or more of such computer applications of the Borrower or its Subsidiaries, or their respective material suppliers vendors or customers, is unable to correctly recognize such references to, or abbreviations of, the year 2000, that such deficiencies could not reasonably be expected to have a Material Adverse Effect.

          (x)  Accuracy of Information.  The schedules, certificates and other
               -----------------------
     written statements and information furnished to the Administrative Agent, the Issuing Lender and the Lenders by or on behalf of any Loan Party in connection with the negotiation of this Agreement and the other Loan Documents do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading. As of the Closing Date, there is no fact currently known to any Loan Party which now or in the future could reasonably be expected to have a Material Adverse Effect and which has not been set forth or referred to in this Agreement, the other Loan Documents, or such schedules, certificates, statements or information heretofore furnished to the Administrative Agent.

                                   ARTICLE VI

                                   COVENANTS
                                   ---------

          SECTION 6.1.  Affirmative Covenants.  Each Loan Party which is a party
                        ---------------------
hereto covenants and agrees that so long as any of the Lenders shall have any Commitment hereunder, there shall exist any outstanding Loans, any Letter of Credit shall remain outstanding, or any other Obligations shall remain outstanding, unless the Majority Lenders shall otherwise give their prior written consent:

          (a)  Corporate Existence.  The Borrower and each of its Subsidiaries
               -------------------
     shall maintain its corporate existence, qualification and good standing in all jurisdictions in which such qualification and good standing are necessary in order for each such Person to conduct its business and own its property as presently conducted and owned in such jurisdictions (except in such jurisdictions where the failure to remain so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect); and the Borrower and each Subsidiary shall maintain all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, trade styles, franchises and other authority for the conduct of its respective business in the ordinary course as conducted from time to time, except to the extent that the failure to maintain such rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, trade styles, franchises and other authority would not be reasonably expected to have a Material Adverse Effect.

          (b)  Compliance with Laws.  The Borrower and each of its Subsidiaries
               --------------------
     shall (i) comply with all Applicable Laws applicable to such Person (except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect) and (ii) obtain as needed, and maintain in good standing, all Permits and other governmental approvals and authorizations necessary for its operations (except where the failure to obtain or maintain such Permits and approvals could not reasonably be expected to have a Material Adverse Effect).

          (c)  Maintenance of Properties; Insurance.
               ------------------------------------

               (i) The Borrower and each of its Subsidiaries shall (A) obtain the consent or approval of any Person whose consent or approval is required in order for the Borrower or such Subsidiary to grant or keep effective Liens to or for the benefit of the Administrative Agent in any property of the Borrower or such Subsidiary intended to secure the Obligations; and (B) maintain in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its material properties which are used in the conduct of its business (whether owned or leased by such party) and make or cause to be made all appropriate repairs, renewals and replacements thereof, in each case consistent with sound business practices, provided that such obligation shall not apply to property that the Borrower or such Subsidiary determines in good faith that maintenance thereof is no longer economically desirable.

               (ii) The Borrower and its Subsidiaries shall maintain the following insurance policies and programs:

                      (A) physical damage insurance on all material real and
               personal property (including inventory) covering (1) for all open and operating facilities, repair and replacement cost of all such property and (2) for all closed, inactive vacant facilities, the actual cash value of such facilities;

                      (B) general liability insurance (including products and
               completed operations liability coverage) in an aggregate amount of not less than $65,000,000;

                      (C) Longshoremen and Harbor Workers insurance per
               statutory limits;

                      (D) hull and machinery insurance in an aggregate amount of not less than $200,000,000;

                      (E) protection and indemnity, including Masters and
               Members of Crew insurance in an aggregate amount of not less than $75,000,000;

                      (F) Workers compensation insurance per statutory limits;

                      (G) Wrongful draw insurance with respect to each Letter of
               Credit having an aggregate Dollar equivalent face amount in excess of $10,000,000 and supporting contracts to be performed in a country other than the United States or for a beneficiary in a country other than the United States in an amount equal to such excess, unless (1) the Borrower shall have notified the Administrative Agent that it has determined, in good faith, that such insurance with respect to such Letter of Credit is not available at a reasonable economic cost or not available from a reputable insurer and (2) the Administrative Agent shall have concurred with such conclusion in writing (which concurrence shall not be unreasonably withheld or delayed);

                      (H) insurance to protect against asset seizure with
               respect to each contract to be performed by the Borrower or its Subsidiaries in a country outside of the United States, in an amount equal to the aggregate fair market value of the assets used by the Borrower and its Subsidiaries in fulfilling their respective obligations under such contract unless (1) the Borrower shall have notified the Administrative Agent that it has determined, in good faith, that such insurance with respect to such contract is not available at a reasonable economic cost or not available from a reputable insurer, or the property to be used in connection with such contract is not subject to a material risk of asset seizure in such country and (2) the Administrative Agent shall have concurred with such conclusion in writing (which concurrence shall not be unreasonably withheld or delayed); and

                      (I) such other additional insurance coverage and with
               respect to such risks as is customary for businesses similar to that of the Parent and its Subsidiaries.

     All such insurance shall be provided by (x) the insurers listed on Schedule
                                                                        --------
     5.1(t), (y) insurers that have an A.M. Best policy-holders rating of not
     ------
     less than A, or if no such rating is applicable, having a quality comparable to those rated A or better or (z) such other insurers as the Administrative Agent may approve in writing, and shall contain endorsements, in form and substance reasonably satisfactory to the Administrative Agent, naming the Administrative Agent as loss payee with respect to each casualty insurance policy which insures any Collateral and as an additional insured with respect to each liability insurance policy.

               (iii) The Borrower shall deliver or cause to be delivered to the Administrative Agent, on or before the Closing Date, copies of certificates of insurance with respect to each of the Borrower's and its Subsidiaries' policies of insurance described in Section 6.1(c),
                                                               --------------
          as in effect on the Closing Date. In addition, the Borrower shall deliver to the Administrative Agent prompt written notice of any cancellation or reduction in the amount or coverage of any of the insurance policies required by this Section 6.1(c) and, in the event
                                              --------------
          any new or substitute policies shall be issued, the Borrower shall promptly request its insurers (or their agents) to deliver certificates evidencing such new or substitute insurance to the Administrative Agent.

          (d)  Notice of Litigation.  The Borrower shall deliver or cause to be
               --------------------
     delivered to the Administrative Agent, promptly following the occurrence thereof, notice of any of the following events: (i) the institution of, or threat in writing of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any Subsidiary, which (A) could reasonably be expected to have a Material Adverse Effect or (B) relates to any Loan Document, (ii) any development in any action, suit, proceeding, governmental investigation or arbitration already disclosed which could reasonably be expected to have a Material Adverse Effect and (iii) any judgment (or judgments) or money judgment (or judgments), writ or warrant of attachment, or similar process involving in excess of $5,000,000 (or $2,000,000 in the aggregate to the extent not covered by insurance which is confirmed in writing by the insurers or agents of the Borrower or Subsidiaries as covering such judgment or process) in the aggregate being entered or filed against any or the Loan Parties or any of their respective assets.

          (e)  Taxes; Claims.  The Borrower and each of its Subsidiaries shall
               -------------
     (i) promptly file all federal, state and local tax returns and other reports which such Person is required by law to file, (ii) maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and other similar charges, and pay promptly, when due, all such taxes, assessments, and other charges in such manner as will not give rise to any Lien other than Customary Permitted Liens, (iii) promptly pay all other Claims (including claims for labor, services, materials and supplies) that have become due and payable and that by law have or may give rise to a Lien on such Person's property or assets, prior to the time when any penalty or fine may be incurred with respect thereto and otherwise in such manner as will not give rise to any Lien other than Customary Permitted Liens, and (iv) pay all trade accounts payable in accordance with usual and customary business terms; provided that neither the Borrower nor any of its
                               --------
     Subsidiaries shall be required to pay any such tax, assessment, charge, claim or account which (x) (1) is being contested in good faith by appropriate proceedings which will prevent the forfeiture or sale of any Property or any material interference with the use thereof by such Person, and (2) has been adequately reserved against in accordance with GAAP or (y) if not so paid, could not reasonably be expected to have a Material Adverse Effect.

          (f)  ERISA Notices.  The Borrower shall deliver or cause to be
               -------------
     delivered to the Administrative Agent, at the Borrower's expense, the following information and notices as soon as possible, and in any event:

               (i) within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows that a Termination Event has occurred, a written statement of the chief financial officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or any of its Subsidiaries or ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

               (ii) within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows that a prohibited transaction (defined in Sections 406 of ERISA and 4975 of the IRC) has occurred which could reasonably be expected to result in liabilities to the Borrower and its Subsidiaries in excess of $2,000,000, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower and its Subsidiaries or ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

               (iii) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Borrower or any of its Subsidiaries or any ERISA Affiliate with respect to such request;

               (iv) within ten (10) Business Days after receipt by the Borrower or any of its Subsidiaries or any ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan in either case in a distress termination under Section 4041(c) of ERISA, copies of each such notice;

               (v) within ten (10) Business Days after receipt by the Parent or any of its Subsidiaries or any ERISA Affiliate of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the IRC which could reasonably be expected to result in liabilities to the Borrower and its Subsidiaries in excess of $2,000,000, copies of each such letter;

               (vi) within ten (10) Business Days after the receipt by the Borrower or any of its Subsidiaries or any ERISA Affiliate of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability which could reasonably be expected to result in liabilities to the Borrower and its Subsidiaries in excess of $2,000,000, copies of each such notice;

               (vii) within ten (10) Business Days after the Parent or any of its Subsidiaries or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the IRC on or before the due date for such installment or payment which could reasonably be expected to result in the imposition of a Lien under
          Section 412(n) of the IRC, a notification of such failure; and

               (viii) within ten (10) Business Days after the Borrower or any of its Subsidiaries or any ERISA Affiliate knows (A) a Multiemployer Plan has been terminated, (B) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (C) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan which, in any such case, could reasonably be expected to result in liabilities to the Borrower and its Subsidiaries in excess of $2,000,000, a notification of such event or fact.

For purposes of this Section 6.1(f), any Loan Party and any ERISA Affiliate
                     --------------
shall be deemed to know all facts known by the administrator of any Plan of which such Loan Party or such ERISA Affiliate is the plan sponsor.

          (g)  ERISA Compliance.  The Borrower and each of its Subsidiaries
               ----------------
     shall, and shall cause each ERISA Affiliate to, establish, maintain and operate all Plans to comply in all respects with the provisions of ERISA, IRC, and all other applicable laws, and the regulations and interpretations thereunder except to the extent such noncompliance could not reasonably be expected to have a Material Adverse Effect.

          (h)  Patents, Trademarks and Licenses.  The Borrower and each of its
               --------------------------------
     Subsidiaries shall obtain and maintain adequate licenses, patents, copyrights, trademarks, service marks, trade names, and other similar property rights to conduct its business as currently conducted, except where the failure to obtain or maintain such property rights could not reasonably be expected to have a Material Adverse Effect.

          (i)  Notice of Labor Disputes.  The Borrower shall notify the
               ------------------------
     Administrative Agent as soon as possible and in any event within three (3) days, following (A) the Borrower's learning of any labor dispute to which the Borrower or any of its Subsidiaries is likely to become a party, any strikes or walkouts, or threatened strikes or walkouts, relating to any of its plants or other facilities, and (B) the expiration or termination of any labor contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound (other than an expiration or termination of a labor contract which has been replaced by a new labor contract or an extension of an existing labor contract), which, in any case under clause (A) or (B) hereof, could
                                         ----------    ---
     reasonably be expected to have a Material Adverse Effect.

          (j)  Notice of Default.  The Borrower shall promptly notify the
               -----------------
     Administrative Agent, (i) of any condition or event that constitutes a Default or an Event of Default and (ii) of any other default under any contractual obligation to which the Borrower or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound (which default could reasonably be expected to have a Material Adverse Effect), such notice to specify the nature and period of existence of any such condition, event, or default and what action the Borrower or such Subsidiary, as applicable, has taken, is taking or proposes to take with respect thereto.

          (k)  Environmental Notices.  The Borrower shall notify the
               ---------------------
     Administrative Agent in writing, promptly upon, but in no event later than ten (10) days after, becoming aware of any of the following which could reasonably be expected to result in liabilities or expenses of the Borrower and the Subsidiaries in excess of $3,000,000: (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Parent or any of its Subsidiaries or any of their respective Properties pursuant to any applicable Environmental Laws; (ii) all other Environmental Claims; (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the Property of the Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws; (iv) new and material changes to any existing Environmental Law; and (v) any filing or report made by the Borrower or any of its Subsidiaries with any Governmental Authority with respect to (A) the violation of any Environmental Law, (B) any unpermitted Release or threatened Release of a Contaminant that is reportable under 40 C.F.R. 302 or (C) any unsafe or unhealthful condition at any Property of the Borrower or any of its Subsidiaries.

          (l)  Environmental Laws.
               ------------------

               (i) The Borrower and each of its Subsidiaries shall conduct its operations and keep and maintain its Property in compliance with all Environmental Laws, and will obtain, maintain in good order, and comply in all material respects with, all Environmental Permits and registrations, except to the extent any such noncompliance, or failure to obtain, or maintain such Environmental Permits or registrations, could not reasonably be expected to have a Material Adverse Effect.

               (ii) Upon the written request of the Administrative Agent, the Loan Parties shall submit to the Administrative Agent with sufficient copies for each Lender, at the Loan Parties' sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 6.1(k), that could, individually or in the aggregate,
             --------------
          result in liability in excess of $3,000,000.

          (m)  Books, Records and Inspections.  The Parent and each of its
               ------------------------------
     Subsidiaries shall keep proper books of record and account (including records relating to the Collateral) which accurately reflect all of its business affairs and transactions in relation to its business and activities. The Borrower and each of its Subsidiaries shall permit officers and designated representatives of the Administrative Agent and, if accompanied by the Administrative Agent, each Lender, to visit and inspect any of the properties and operations of the Borrower and its Subsidiaries, and to examine the books of account and other documents of the Borrower and its Subsidiaries and (at the expense of the Loan Parties) make copies thereof and discuss the affairs, finances and accounts of the Parent and its Subsidiaries with, and be advised as to the same by, its and their officers and to interview any of the employees, representatives or agents of the Borrower and its Subsidiaries regarding environmental compliance, hazard or liability, and its independent auditors, and each Loan Party hereby authorizes its independent auditors to discuss such financial matters with the Administrative Agent or any representative thereof, in each such case, at such reasonable times and intervals, upon reasonable notice and to such reasonable extent as the Administrative Agent may desire; provided, however, that, following the occurrence and during the
             --------  -------
     continuation of an Event of Default, the rights of the Administrative Agent and the Lenders may be exercised at any time, with any frequency upon reasonable notice. The Loan Parties agree to pay the reasonable fees of the Administrative Agent's auditors incurred in connection with any reasonable exercise of the rights of the Administrative Agent pursuant to this section.

          (n)  Bonding Agreement; Employment Agreements.  The Borrower will take
               ----------------------------------------
     all action necessary to maintain the Bonding Agreement in full force and effect and will promptly notify the Administrative Agent of any supplement, replacement or amendment thereof. The Borrower will promptly notify the Administrative Agent of any extension, termination or non-renewal of any of the Employment Agreements or of any amendment to any of the material terms thereof.

          (o)  Foreign Exchange Hedging.  Prior to the Borrower or any of its
               ------------------------
     Subsidiaries entering into any contract or series of contacts under which the amounts payable to it are payable in whole or in part in the currency of any country other than the United States (a "Foreign Currency Contract")
                                                     -------------------------
     and the amount payable thereunder, when aggregated with the amounts payable under all other Foreign Currency Contracts for such country, exceeds $20,000,000 (on a Dollar equivalent basis), net of the amounts thereafter payable by the Borrower and its Subsidiaries in the currency of such country (on a Dollar equivalent basis) for related services or products, whether under subcontracts or otherwise, as estimated by the Borrower in good faith and with notice to the Administrative Agent prior to the Borrower's or such Subsidiary's entering into such Foreign Currency Contract, and if foreign exchange hedging arrangements are available from a reputable financial institution or through a contract traded on a reputable exchange at a reasonable economic cost, the Borrower or such Subsidiary shall obtain foreign currency hedging arrangements satisfactory in form and substance to the Administrative Agent with respect to the amounts payable under all such Foreign Currency Contracts involving such country. For purposes of this Section 6.1(o), a foreign exchange hedging arrangement
                      --------------
     with respect to any currency shall be presumed to be available from a reputable financial institution or through a contract traded on a reputable exchange at a reasonable economic cost, unless (A) the Borrower shall notify the Administrative Agent that it has determined, in good faith, that such a foreign exchange hedging arrangement with respect to such currency is not so available and (B) the Administrative Agent shall have concurred with such conclusion in writing (which concurrence shall not be unreasonably withheld or delayed).

          (p)  Future Subsidiaries.  Upon any Person becoming, after the Closing
               -------------------
     Date, a Subsidiary of the Borrower, or upon the Borrower or any Subsidiary of the Borrower acquiring additional capital stock of, or partnership, ownership or similar equity interest in, any existing Subsidiary (other than Subsidiaries of NATCO or North American Trailing Company), the Borrower shall notify the Administrative Agent of such event, and, unless such Subsidiary is organized in a jurisdiction outside the United States of America or otherwise agreed to between the Borrower and the Administrative Agent, (i) such Person shall execute a Subsidiary Guaranty in substantially the form of the other Subsidiary Guaranties then in existence and otherwise in form and substance reasonably satisfactory to the Administrative Agent (but only to the extent not prohibited by the Bonding Agreement or the Intercreditor Agreement, each as in effect on the Closing Date); and (ii) to the extent such Person executes a Subsidiary Guaranty, such Person shall become a party to the Contribution Agreement in a manner satisfactory to the Administrative Agent, together, in each case, with such opinions of legal counsel, in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require relating to such Subsidiary Guaranty and the Contribution Agreement.

          (q)  Further Assurances.  Each Loan Party agrees that, until all
               ------------------
     Obligations have been indefeasibly paid and fully satisfied and the Commitments have been terminated, the Administrative Agent's security interests in and Liens on and against the Collateral, and all proceeds thereof, shall, subject to Section 8.10, continue in full force and effect.
                                ------------
     Each Loan Party shall perform, from time to time, any and all steps reasonably requested by the Administrative Agent to perfect, maintain and protect the Administrative Agent's security interests in and Liens on and against the Collateral granted or purported to be granted by the Collateral Documents, as well as the priority of such security interests and Liens, or to enable the Administrative Agent to exercise its rights and remedies hereunder with respect to any Collateral, including (i) executing and filing ship mortgages, financing or continuation statements, or amendments thereof, and terminations of ship mortgages, financing statements and other releases, in form and substance reasonably satisfactory to the Administrative Agent, (ii) delivering to the Administrative Agent all certificates representing or evidencing the Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, including stock powers, all in form and substance reasonably satisfactory to the Administrative Agent, and (iii) executing and delivering all further instruments and documents, and taking all further action, as the Administrative Agent may reasonably request.

          SECTION 6.2.    Negative Covenants.  Each Loan Party which is a party
                          ------------------
hereto covenants and agrees that so long as any of the Lenders shall have any Commitment hereunder, there shall exist any outstanding Loans, any Letter of Credit shall remain outstanding, or any other Obligations shall remain outstanding, unless the Majority Lenders shall otherwise give their prior written consent:

          (a)  Consolidation, Mergers and Acquisitions.  None of the Borrower or
               ---------------------------------------
     any of its Subsidiaries shall liquidate or dissolve, consolidate with, or merge into or with, any other corporation or Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

               (i) any Subsidiary of the Borrower may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any Designated Subsidiary, and the assets or stock of the Borrower or any of the Borrower's Subsidiaries may be purchased or otherwise acquired by the Borrower or any Designated Subsidiary, as the case may be; and

               (ii) Permitted Business Acquisitions, if permitted (without duplication) by Section 6.3(a) to be made as a Capital Expenditure.
                          --------------

          (b)  Investments.  None of the Borrower or any of its Subsidiaries
               -----------
     shall make any Investments, except:

               (i)    Investments existing on the Closing Date, as set forth on

          Schedule 6.2(b)(i);
          ------------------

               (ii) Investments that, when made constituted Customary Permitted Investments;

               (iii) without duplication, Investments permitted as Debt pursuant to Section 6.2(i) and Investments permitted as Guaranties
                      --------------
          under Section 6.2(f);
                --------------

               (iv) without duplication, Investments permitted as Capital Expenditures pursuant to Section 6.3(a);
                                   --------------

               (v) without duplication, Permitted Business Acquisitions permitted as Capital Expenditures pursuant to Section 6.2(a);
                                                        --------------

               (vi) (A) loans and advances to employees of the Borrower and its Subsidiaries not to exceed $1,000,000 at any time outstanding to any one employee and not to exceed $2,500,000 in the aggregate at any time outstanding, (B) advances of payroll payments and expenses to employees in the ordinary course of business and (C) loans by the Borrower to certain of its officers pursuant to Section 2.1 of the Merger Agreement which are repaid in full in cash (or by setoff) as of the Closing Date; provided, however, that, once made, loans and
                            --------  -------
          advances made pursuant to this clause (vi) shall be deemed to remain
                                         -----------
          outstanding except to the extent such loans or advances are repaid in cash without discount;

               (vii) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss, which securities shall not be greater than $2,500,000 in the aggregate;

               (viii) (A) Investments by the Borrower in Designated Subsidiaries and Investments by any Subsidiary of the Borrower in the Borrower or any Designated Subsidiary, and (B) Investments (other than in the form of transfers of Collateral) by the Borrower in NATCO, North American Trailing Company or other Subsidiaries of the Borrower which are not Designated Subsidiaries, and Investments (other than in the form of transfers of Collateral) by any Subsidiary of the Borrower in NATCO, North American Trailing Company or other Subsidiaries of the Borrower which are not Designated Subsidiaries, provided that, in the case of this clause (B), the aggregate amount of such Investments made on and
               ----------
          after the date hereof shall not exceed $15,000,000;

               (ix) Investments made in connection with the receipt by the Borrower or any of its Subsidiaries of consideration other than cash for the sale by the Borrower or such Subsidiary of any assets permitted to be sold under clause (a) or (c) of the definition of
                                     ----------    ---
          Permitted Disposition;

               (x) Investments in joint ventures or partnerships organized and maintained for specific single projects, provided that the amount of such Investments made and maintained does not at any time exceed $20,000,000;

               (xi)   [Intentionally Omitted]; and

               (xii) other Investments in an aggregate amount at any one time not to exceed $10,000,000; provided, however, that, once made,
                                     --------  -------
          Investments made pursuant to this clause (xii) shall be deemed to
                                            ------------
          remain outstanding except to the extent such Investment is repaid or otherwise returned in cash or in kind (in reasonably equivalent value), without discount.


For purposes of this Section 6.2(b), at the time when a Person becomes a
                     --------------
Subsidiary, all Investments of such Person shall be deemed to have been made by such Person at such time.

          (c)  Restricted Payments. The Borrower shall not, and shall not permit
               -------------------
     any of its Subsidiaries to, declare, pay or make, or offer to pay or make any Restricted Payment (directly or indirectly through any Affiliate) except that (i) the Borrower may repurchase, redeem or otherwise acquire shares of, or options to purchase, capital stock of the Borrower or stock appreciation rights from directors, officers and employees (or their legal representatives or heirs, as the case may be) of the Borrower or any Subsidiary of the Borrower whose employment has terminated or who has died or retired or become disabled, or who has suffered some other hardship and with respect to whom the Board of Directors of the Borrower has otherwise determined to make such a repurchase, redemption or other acquisition in light of such hardship (provided that in the case of such other payments subject to such determination, the aggregate amount of Restricted Payments does not exceed $250,000 in any Fiscal Year, and provided further that the aggregate amount of all such repurchases, redemptions and other acquisitions shall not exceed $5,000,000 in the aggregate after the date hereof), or upon the vesting of stock appreciation rights; (ii) payments required to be made pursuant to the terms of the Merger Agreement or pursuant to the Shareholders Agreement; (iii) redemption payments, and related payments of accrued interest and "Liquidated Damages" (as defined in the Note Indenture) made in accordance with Section 3.07(b) of the Note Indenture and not exceeding fifty percent (50%) of the Net Cash Proceeds with respect to the "Public Equity Offering" (as defined therein) giving rise to such payments; and (iv) any Subsidiary of the Borrower may make Restricted Payments to its equity holders; provided that no Default or
                                                --------
     Event of Default exists immediately prior to any Restricted Payment otherwise permitted by this Section 6.2(c) or would result therefrom.
                                 --------------

          (d)  Transactions with Affiliates. None of the Borrower or any of its
               ----------------------------
     Subsidiaries shall enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that nothing in this Section 6.2(d) shall prohibit any transactions permitted hereby
             --------------
     among any of the Borrower, NATCO, North American Trailing Company and any of the Designated Subsidiaries.

          (e)  Negative Pledges, etc.  None of the Borrower or any of it
               ---------------------
     Subsidiaries shall enter into any agreement prohibiting (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; (ii) the ability of the Borrower or any such Subsidiary to amend or otherwise modify this Agreement or any other Loan Document; or (iii) the ability of any of the Borrower's Subsidiaries to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower other than (A) this Agreement and each Loan Document; (B) agreements existing as of the Closing Date and identified in
     Schedule 6.2(e); (C) agreements governing Debt permitted by clause (ii) of
     ---------------                                             -----------
     Section 6.2(i) as in effect on the Closing Date, which agreements shall be
     --------------
     in form and substance reasonably acceptable to the Administrative Agent;
     (D) agreements governing Debt permitted by clause (v) of Section 6.2(i),
                                                ----------    --------------
     with any such restrictions being applicable solely to the assets financed with the proceeds of such Debt; and (E) the Bonding Agreement, the Intercreditor Agreement and the Note Indenture.

          (f)  Guaranties. None of the Borrower or any of its Subsidiaries shall
               ----------
     create or become or be liable, whether directly or indirectly, with respect to any Guaranty, except that the Borrower or any such Subsidiary may incur
     (i) Guaranties for the benefit of the Borrower or any such Subsidiary if the primary obligation is permitted by this Agreement, (ii) an unsecured Guaranty by GLI of Debt not exceeding $10,000,000 in aggregate outstanding principal amount owing by Amboy Aggregates to Summit Bank, and each replacement, refinancing and renewal of such Guaranty or guaranteed Debt which does not increase such Debt or the amount guaranteed thereunder,
     (iii) Guaranties existing on the Closing Date and described in
     Schedule 6.2(f) hereto, and the replacement, refinancing and renewal of
     ---------------
     each such Guaranty which does not increase the amount guaranteed thereunder, (iv) Guaranties of Debt arising under the Bonding Agreement,
     (v) Guaranties of the Note Indenture Obligations by Subsidiary Guarantors and (vi) unsecured Guaranties of Debt which, when combined (without duplication) with all unsecured Debt incurred and permitted under clause
                                                                       ------
     (xiv) of Section 6.2(i), do not exceed $5,000,000 at any time outstanding.
     -----    --------------
     Notwithstanding the foregoing, no such Guaranty shall be permitted unless after the incurrence of any such Guaranty, there would exist no Default or Event of Default.

          (g)  Sales of Assets.  None of the Borrower or any of its Subsidiaries
               ---------------
     shall sell, assign, transfer, lease, convey or otherwise dispose of any properties or assets (including accounts receivable and capital stock or other equity of Subsidiaries), whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement or grant any right or option to do so, in one transaction or a series of transactions, unless such transaction or arrangement (i) constitutes a Permitted Disposition,
     (ii) consists of a transfer of property among the Borrower and its Subsidiaries permitted under Section 6.2(a) or transfers of property
                                  --------------
     permitted as Investments under Section 6.2(b), (iii) [intentionally
                                    --------------
     omitted], or (iv) consists of the lease of equipment (including vessels) by the Borrower or any Subsidiary to Persons which are not Affiliates (other than the Borrower or any Subsidiaries of the Borrower) in the ordinary course of business for a term not exceeding nine (9) months.

          (h)  Liens, etc.  None of the Parent or any of its Subsidiaries shall
               ----------
     create, incur, assume or permit to exist, whether directly or indirectly, any Lien on or with respect to the Borrower's or such Subsidiary's properties and assets, whether now or hereafter acquired or upon any income or profits therefrom, except:

               (i)    Liens granted pursuant to the Loan Documents;

               (ii)   Customary Permitted Liens;

               (iii)  Liens existing on the Closing Date and disclosed on
          Schedule 5.1(g);
          ---------------

               (iv) Liens securing payment of Debt permitted and described in clause (viii) of Section 6.2(i);
          -------------    --------------

               (v) Liens securing payment of Debt permitted and described in clause (v) of Section 6.2(i) and covering only those assets acquired,
          ----------    --------------
          constructed or improved in whole or in part with the proceeds of such Debt;

               (vi) existing Liens on property (other than Collateral) pledged as collateral for liabilities assumed by the Borrower or any Subsidiary of the Borrower in connection with any merger or acquisition permitted by Section 6.2(a) (provided that such
                                   --------------  --------
          liabilities were not incurred in anticipation of, or to finance, any such merger or acquisition);

               (vii) Liens granted to sureties under the Bonding Agreement, to the extent permitted by the Intercreditor Agreement;

               (viii) Liens on any property or assets used by the Borrower or any Subsidiary in the ordinary course of business and not constituting Collateral, provided that such Liens existed prior to the acquisition thereof by the Borrower or such Subsidiary and were not created in contemplation of such acquisition;

               (ix) Liens securing Obligations under any Rate Protection Agreement, provided that such Lien is granted in favor of a Secured Party;

               (x) leases or subleases (including bareboat charters) of Property other than Collateral by the Borrower or any of its Subsidiaries as lessor or sublessor, provided that such leases and subleases do not interfere in any material respect with the businesses of the Borrower and its Subsidiaries, and are not otherwise prohibited under the other terms of this Agreement, and leases or subleases (including bareboat charters) of Property constituting Collateral, provided that such leases and subleases do not interfere in any material respect with the businesses of the Borrower and its Subsidiaries, are not otherwise prohibited under the other terms of this Agreement, are made in the ordinary course of business and for a term not exceeding nine (9) months, and are expressly subordinated to the Liens contemplated hereby in favor of the Administrative Agent, for the benefit of the Secured Parties; and

               (xi) renewals or replacements of any of the foregoing, provided that such renewed or replaced Lien does not extend to property other than that which was encumbered by the originally permitted Lien hereunder;


provided, however, that notwithstanding the foregoing, in no event shall any
--------  -------
contractual Liens be permitted to exist on any common stock of or other equity interests in any of the Borrower's Subsidiaries which is owned by the Borrower or any of its Subsidiaries.

          (i)  Debt.  None of the Borrower or any of its Subsidiaries shall
               ----
     create, incur, assume or otherwise become or remain liable with respect to any Debt, other than, without duplication, the following:

               (i)    Debt in respect of the Loans and other Obligations;

               (ii) Debt, including Debt in respect of Guaranties, existing on the Closing Date, as set forth on Schedule 6.2(i), and (except as may
                                            ---------------
          otherwise be restricted by Sections 6.2(c) or 6.2(o)) any renewal,
                                     ---------------    -------
          extension, refinancing or replacement thereof so long as (A) the terms of any such renewal, extension, refinancing or replacement are not materially less favorable to such Loan Party than the original Debt,
          (B) the then aggregate outstanding amount of such Debt at the time of such renewal, extension, refinancing or replacement, as the case may be, is not increased and (C) the average life to maturity of such Debt at the time of such renewal, extension, refinancing or replacement, as the case may be, is not decreased thereby;

               (iii) unsecured Debt incurred in the ordinary course of business of the Borrower and its Subsidiaries in the nature of open accounts (extended by suppliers on normal trade terms in connection with purchases of goods and services), accrued liabilities and deferred income, taxes and judgments or orders for the payment of money to the extent such judgments or orders do not result in any Event of Default or result in any Liens prohibited by Section 6.2(h);
                                               --------------

               (iv) unsecured Debt of the Borrower or any of its Subsidiaries owing to one another, provided that all such Debt owing to the Borrower or to any

          Subsidiary Guarantor shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent and evidenced by one or more promissory notes, in form and substance reasonably acceptable to the Administrative Agent, which promissory notes shall be pledged to the Administrative Agent pursuant to the Note Pledge Agreement;

               (v)    Capitalized Rentals (to the extent permitted by Sections
                                                                      --------
          6.2(n) and 6.3(b)) or purchase money Debt incurred by the Borrower or
          ------     ------
          any of its Subsidiaries to any Person to finance the acquisition, construction or improvement of assets permitted to be acquired, constructed or improved pursuant to Section 6.3(a), including any such
                                              --------------
          Debt incurred after the acquisition, construction or improvement of such assets, so long as, in each case, the amount of such Debt does not exceed 100% and is not less than 50% of the purchase price, construction cost or improvement cost of the assets acquired, constructed or improved with the proceeds thereof and, in the case of Debt incurred after the acquisition, construction or improvement of the assets to be financed, such Debt is incurred no later than twelve calendar months after such assets are acquired, constructed or improved;

               (vi) Debt incurred in connection with any Rate Protection Agreement;

               (vii) Debt of Subsidiaries of the Borrower which represents the assumption by such Subsidiaries of Debt of another Subsidiary of the Borrower in connection with the merger of such other Subsidiary with and into the assuming Subsidiary or the purchase of all or substantially all the assets of such other Subsidiary;

               (viii) Debt (contingent or otherwise) for the reimbursement of the surety or sureties which issue (A) license, bid, performance and lien, and payment bonds under the Bonding Agreement for amounts expended by them in the performance of such bonds, and (B) bonds issued pursuant to the Bonding Agreement with respect to projects in a country other than the United States which are used to obtain letters of credit, financial guaranties or other bonds under which the Parent or a Subsidiary of the Parent is the primary obligor provided that,
                                                               -------- ----
          the aggregate amount of the Debt permitted by this subclause (B) shall not exceed $25,000,000 at any time outstanding;

               (ix)   Guaranties permitted under Section 6.2(f);
                                                 --------------

               (x)    [Intentionally Omitted];

               (xi) Debt constituting Note Indenture Obligations pursuant to the terms of the Note Indenture, in an aggregate principal amount not to exceed $115,000,000;

               (xii) Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials or supplies, to the extent that payment thereof is not required pursuant to Section
                                                                      -------
          6.1(e);
          ------

               (xiii) all premiums (if any), interest (including post-petition interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (i) through
                                                          -----------
          (xiv) of this Section 6.2(i); and
          -----         --------------

               (xiv) other unsecured Debt of the Borrower and its Subsidiaries which when combined (without duplication) with all unsecured Guaranties incurred and permitted under clause (vi) of Section 6.2(f),
                                                  -----------    --------------
          does not exceed $5,000,000 at any time outstanding.


Any Person which becomes a Subsidiary after the Closing Date shall for all purposes of this Section 6.2(i) be deemed to have created, assumed or incurred,
                 --------------
at the time it becomes a Subsidiary, all Debt of such Person existing immediately after it becomes a Subsidiary.

          (j)  ERISA. None of the Borrower or any of its Subsidiaries shall: (i)
               -----
     engage, nor shall the Borrower or any of its Subsidiaries permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC), whether or not waived; (iii) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan; (iv) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the Borrower or any ERISA Affiliate, or the imposition of any Lien on their respective property, under Title IV of ERISA; (v) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate is required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; (vi) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment; or
     (vii) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under
     Section 401(a)(29) of the IRC; provided, however, that no act, omission or
                                    --------  -------
     event specified in clause (i) through (vii) shall be considered a violation
                        ----------         -----
     of this Section 6.2(j) unless such act, omission or event could reasonably
             --------------
     be expected to have a Material Adverse Effect.

          (k)  Conduct of Business. The Borrower shall not, and shall not permit
               -------------------
     any of its Subsidiaries to, engage in any business other than (i) the businesses of dredging, aggregate mining and supply, towing services, marine construction and dredging reclamation activities and (ii) any businesses or activities substantially related or incidental thereto.

          (l)  Sales and Leasebacks. Except for transactions described in clause
               --------------------                                       ------
(b) of the definition of Permitted Disposition, none of the Parent or any of its
---
Subsidiaries shall become liable, directly or by way of any Guaranties, with respect to any lease of any property (whether real or personal or mixed) whether now owned or hereafter acquired, (i) which any Loan Party has sold or transferred or is to sell or transfer to any other Person, or (ii) which any Loan Party intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by that entity to any other Person in connection with such lease.

          (m)  Margin Regulation. The Borrower shall not use or permit any other
               -----------------
     Person to use any portion of the proceeds of any credit extended under this Agreement in any manner which might cause the extension of credit or the application of such proceeds to violate the 1933 Act or the 1934 Act (each as amended to the Closing Date and from time to time thereafter, and any successor statute) or to violate Regulation U, or Regulation X, or any other regulation of the Federal Reserve Board, in each case as in effect on the date or dates of such extension of credit and such use of proceeds.

          (n)  Lease Obligations.  None of the Borrower or any of its
               -----------------
     Subsidiaries shall enter into any operating lease (which is not a Capitalized Lease) with respect to any real or personal property (or any interest therein), except (i) operating leases which, together with all other such arrangements (excluding those described in clauses (ii) and
                                                           ------------
     (iii) below) which shall then be in effect, will not require the payment of
     -----
     an aggregate amount of rentals by the Borrower and its Subsidiaries (determined on a consolidated basis) in excess of $13,500,000 for any Fiscal Year through December 31, 2000, $15,000,000 for the Fiscal Year ending December 31, 2001, and $18,000,000 for any Fiscal Year thereafter,
     (ii) operating leases for not more than one year and (iii) operating leases in connection with the performance of specific projects for the period of such projects; provided, however, that any calculation made for purposes of
                    --------  -------
     this section shall exclude any amounts required to be expended for maintenance, repairs, insurance, taxes, assessments, and other similar charges.

          (o)  Modification of Material Agreements and Documents.  None of the
               -------------------------------------------------
     Borrower or any of its Subsidiaries shall consent to any amendment, supplement or other modification of any terms or provisions contained in, or applicable to (a) the Bonding Agreement or its Certificate of Incorporation, By-Laws or other organizational documents in any manner materially adverse to the rights or interests of the Secured Parties under the Loan Documents, or (b) the Merger Agreement, the Shareholders Agreement or the Note Indenture in any respect (other than a modification of the Note Indenture pursuant to the terms of Section 9.01 thereof).

          (p)  Change of Location or Name. None of the Loan Parties shall change
               --------------------------
     (i) the location of its principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs; or (ii) its name or the name under or by which it conducts its business, in each case without first giving the Administrative Agent thirty (30) days' prior written notice thereof and taking any and all actions which may be necessary or desirable, or which the

     Administrative Agent may reasonably request, to maintain and preserve all Liens in favor of the Administrative Agent granted pursuant to the Collateral Documents; provided that notwithstanding the foregoing, none of
                           --------
     the Loan Parties shall change the location of its principal place of business, chief executive office, chief place of business or its records concerning its business and financial affairs from the contiguous continental United States of America to any place outside the contiguous continental United States of America.

          (q)  Take or Pay Contracts.  None of the Borrower or any of its
               ---------------------
     Subsidiaries shall enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it; provided,
                                                                  --------
     however, the Borrower and its Subsidiaries may enter into such arrangements
     -------
     which are incidental to its business and not entered into for speculation.

          (r)  Use of Proceeds.  None of the Borrower or any of its Subsidiaries
               ---------------
     shall directly or indirectly use or apply any of the proceeds of any Loans in a manner inconsistent with the provisions of Section 2.21.
                                                     ------------

          SECTION 6.3.   Financial Covenants. The Borrower covenants and agrees
                         -------------------
that so long as the Lenders shall have any Commitment hereunder, any Letter of Credit shall remain outstanding, or any other Obligation shall remain outstanding, unless the Majority Lenders shall otherwise give their prior written consent:

          (a)  Capital Expenditures and Permitted Business Acquisitions.  The
               --------------------------------------------------------
     Borrower and its consolidated Subsidiaries shall not make or permit Capital Expenditures and Permitted Business Acquisitions in an aggregate amount in excess of $12,000,000 during any Fiscal Year commencing with Fiscal Year 1998 (with respect to any such Fiscal Year, the "Base Capital Expenditure
                                                      ------------------------
     Amount"); provided, however, that the Base Capital Expenditure Amount for
     ------    --------  -------
     Fiscal Year 1998 shall be $12,500,000, and the Base Capital Expenditure Amount for any Fiscal Year after Fiscal Year 1998 may be increased by an amount equal to the lesser of (i) $6,000,000 and (ii) the excess, if any, of (A) the Base Capital Expenditure Amount for the immediately preceding Fiscal Year, over (B) the actual amount of Capital Expenditures and Permitted Business Acquisitions made by the Borrower and its Subsidiaries during such immediately preceding Fiscal Year; provided further, however,
                                                    ----------------  -------
     that Capital Expenditures for the backhoe dredge New York and up to $10,000,000 of Capital Expenditures made to consummate the acquisition of certain assets by Great Lakes from T.L. James & Company, Inc. ("TL James") pursuant to that certain Asset Purchase Agreement dated as of July 24, 1998, as amended, between Great Lakes and TL James, shall be excluded in determining the Borrower's compliance with this Section 6.3(a).
                                                     --------------
          (b)  Maximum Total Leverage.  The Borrower and its consolidated
               ----------------------
     Subsidiaries shall not permit the ratio (the "Total Leverage Ratio") of (i)
                                                   --------------------
     the aggregate unpaid principal amount of Total Funded Debt as of the last day of any Fiscal Quarter ending during the periods described below (each, a "Total Leverage Ratio Test Date") to (ii)
                                       ------------------------------
     EBITDA for the four (4) consecutive Fiscal Quarter period ending as of such Total Leverage Ratio Test Date, to exceed the corresponding ratio set forth below opposite such period:

        Period                                                   Ratio
        ------                                                   -----

        Closing Date through and
        including December 31, 1999                          6.25 to 1.00

        January 1, 2000 through and
        including December 31, 2000                          5.75 to 1.00

        January 1, 2001 through and
        including December 31, 2001                          5.25 to 1.00

        January 1, 2002 and                                  4.75 to 1.00;
        thereafter


        (c)    Maximum Senior Leverage.  The Borrower and its consolidated
               -----------------------
     Subsidiaries shall not permit the ratio of (i) the aggregate unpaid principal amount of Senior Debt as of last day of any Fiscal Quarter ending during the periods described below to (ii) EBITDA for the four (4) consecutive Fiscal Quarter period ending as of such date, to exceed the corresponding ratio set forth below opposite such period:


        Period                                                   Ratio
        ------                                                   -----

        Closing Date through and
        including December 31, 1999                          3.50 to 1.00

        January 1, 2000 through and
        including December 31, 2000                          3.00 to 1.00

        January 1, 2001 through and
        including December 31, 2001                          2.50 to 1.00

        January 1, 2002 and                                  2.00 to 1.00.
        thereafter

        (d) Interest Coverage Ratio.  The Borrower and its consolidated
            -----------------------
     Subsidiaries shall not permit the ratio of (i) EBITDA for any four (4) consecutive Fiscal Quarter period ending as of the last day of any Fiscal Quarter ending during the period described below to (ii) Interest Expense for the four (4) consecutive Fiscal Quarter period ending as of such date, to be less than the corresponding ratio set forth below opposite such period:

        Period                                                   Ratio
        ------                                                   -----

        December 31, 1998 through and                        1.75 to 1.00
        including December 31, 2000

        January 1, 2001 and thereafter                       2.00 to 1.00

Notwithstanding the foregoing, (x) Interest Expense for the period ending December 31, 1998 shall equal Interest Expense for the Fiscal Quarter ended such date, multiplied by 4, (y) Interest Expense for the period ending on or about March 31, 1999 shall equal Interest Expense for the two consecutive Fiscal Quarters ended such date, multiplied by 2, and (z) Interest Expense for the period ending on or about June 30, 1999 shall equal Interest Expense for the three consecutive Fiscal Quarters ended such date, multiplied by four-thirds (4/3).

        (e)   Net Worth.  The Borrower and its consolidated Subsidiaries shall
              ---------
     not permit Net Worth, as of the last day of any Fiscal Quarter ending after the Closing Date, to be less than the sum of (i) -$56,100,000, plus (ii)
                                                                    ----
     fifty percent (50%) of the sum of the positive Net Income (if any) for the Fiscal Quarter ending on or about December 31, 1998, plus fifty percent
                                                          ----
     (50%) of the sum of the positive Net Income (if any) for each Fiscal Year ending on or after December 31, 1999 and prior to the date of determination hereunder.

        SECTION 6.4.    Financial Reporting.  The Borrower covenants and agrees
                        -------------------
that so long as any of the Lenders shall have any Commitment hereunder, there shall exist any outstanding principal under any Loans, any Letter of Credit shall remain outstanding, or any other Obligation shall remain outstanding, unless the Majority Lenders shall otherwise give their prior written consent:

        (a)   System of Accounting.  The Borrower shall maintain the percentage-
              --------------------
     of-completion accounting policies relative to change orders and work-in-progress as in effect on the Closing Date and shall in any event maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (except as may be otherwise required pursuant to
     Section 1.4), and each of the financial statements described below shall be
     -----------
     prepared from such system and records.

        (b)   Quarterly Reports.  The Borrower shall provide the Administrative
              -----------------
     Agent within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated and consolidating statements of earnings and consolidated statements of cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of such Fiscal Quarter, certified by an Authorized Officer of the Borrower.

        (c)   Annual Reports. The Borrower shall provide to the Administrative
              --------------
     Agent, within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated (and unaudited consolidating) balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated (and unaudited consolidating) statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year by Deloitte & Touche or other independent public accountants reasonably acceptable to the Administrative Agent, together with such accountants' opinion, which shall not be subject to any Impermissible Qualification, and a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 6.3 and to the effect that, in making
                                   -----------
     the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default.

        (d)   Compliance Certificate. The Borrower shall provide to the
              ----------------------
     Administrative Agent, within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of the last Fiscal Quarter of each Fiscal Year, (i) a certificate substantially in the form of Exhibit F (the "Compliance Certificate"),
                                  ---------       ----------------------
     executed by the Authorized Officer who is the chief financial officer, treasurer, assistant treasurer or controller of the Borrower, showing (in reasonable detail and appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 6.3, (ii) a backlog
                                               -----------
     schedule and a schedule of all work-in-progress, identified by contract or project, of the Borrower and its Subsidiaries for the performance of dredging, construction or other services, prepared in a manner consistent with past practice, (iii) notice of the occurrence of any Permitted Disposition or any Permitted Business Acquisition, describing, in detail reasonably satisfactory to the Administrative Agent, the assets sold or disposed of or the assets acquired and the purchase price or sale price thereof, as the case may be, during the preceding Fiscal Quarter, (iv) notice of the receipt of any sales proceeds, insurance or requisition proceeds or condemnation awards received in connection with the sale, damage, destruction, requisition or condemnation of any Collateral during the preceding Fiscal Quarter, including a statement with regard to whether the Borrower or such Subsidiary intends to apply such sales proceeds, insurance or requisition proceeds or awards, as the case may be, to replace, within one year of receipt thereof, such sold, damaged, destroyed, requisitioned or condemned assets or property Collateral used for substantially the same purpose as those sold, damaged, destroyed, requisitioned or condemned and (v) notice of any (A) voluntary liquidation or dissolution by any Subsidiary of the Borrower into the Borrower or another Subsidiary of the Borrower, (B) merger by any such Subsidiary with and into the Borrower or another Subsidiary of the Borrower or (C) the purchase by the Borrower or any of its Subsidiaries of any capital stock of any other Subsidiary of the Borrower during the preceding Fiscal Quarter.

        (e)   Budget.  The Borrower shall deliver to the Administrative Agent,
              ------
     within 75 days after the end of each Fiscal Year, a budget for the next succeeding Fiscal Year, which budget shall be prepared on a Fiscal Quarter basis and shall contain a projected, consolidated balance sheet, consolidated statement of earnings (broken out in reasonable detail by business segment) and a consolidated statement of cash flow of the Borrower and its Subsidiaries for such succeeding Fiscal Year.

          (f)    Securities Reports.  With reasonable promptness after the
                 ------------------
     sending or filing thereof, the Borrower shall deliver to the Administrative Agent copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange.

          (g)    Vessels.  The Borrower shall deliver to the Administrative
                 -------
     Agent, within ninety (90) days after the end of each Fiscal Year, a certificate of an Authorized Officer of the Borrower listing all Designated Vessels.

          (h)    Other Information.  With reasonable promptness, the Borrower
                 -----------------
     shall deliver such other data and information (including, without limitation, intercompany loan and advance balances among the Borrower and each of its Subsidiaries) as the Administrative Agent or a Lender through the Administrative Agent shall reasonably request.

          (i)    Delivery of Financial Information to the Lenders.  The
                 ------------------------------------------------
     Administrative Agent shall promptly deliver to each Lender a copy of the financial information delivered to the Administrative Agent by the Borrower pursuant to Section 6.4.
                 -----------

          (j)    New Subsidiaries.  As soon as practicable after the end of the
                 ----------------
     Fiscal Quarter ending on or about September 30, 1998 and each Fiscal Quarter thereafter, the Borrower shall provide the Administrative Agent with an updated Schedule 5.1(r) containing all of the information which
                     ---------------
     would be required to be included in such schedule pursuant to Section 5.1
                                                                   -----------
     if such schedule were to be made true and complete as of the last day of such Fiscal Quarter (including, without limitation, information with respect to any newly acquired or created Subsidiaries); provided, however,
                                                             --------  -------
     that, no such updated schedule need be delivered to the Administrative Agent if the schedule which has been then most recently delivered to the Administrative Agent pursuant to this section (or attached to this Agreement as Schedule 5.1(r)) remains true and complete in all material
                  ---------------
     respects as of the last day of such Fiscal Quarter.


                                  ARTICLE VII


                          EVENTS OF DEFAULT; REMEDIES
                          ---------------------------


          SECTION 7.1.  Events of Default.  Each of the following occurrences
                        -----------------
shall constitute an Event of Default under this Agreement:

          (a)    Failure to Make Payments When Due.  Any Loan Party shall fail
                 ---------------------------------
     to pay on the date when due (i) any principal of any Loan or Reimbursement Obligation, (ii) any interest or fees under the Loan Documents and such failure shall continue for three (3) Business Days, or (iii) any other Obligations and such failure shall continue for five (5) Business Days.

          (b)    Breach of Covenants.
                 -------------------

                 (i) Any Loan Party shall fail duly and punctually to perform or observe any covenant or agreement binding on such Loan Party under
          Section 6.1(a), (f) or (m), Section 6.2 (other than Section 6.2(b),
          --------------  ---    ---  -----------             --------------
          (c) and (d)) or Section 6.3 of this Agreement.
          ---     ---     -----------

                 (ii) Any Loan Party shall fail duly and punctually to perform or observe any covenant or agreement binding on such Loan Party under
          Section 6.1(c)(ii), (d), (i), (j), (k) or Section 6.2(b), (c) or (d),
          ------------------  ---  ---  ---  ---    --------------  ---    ---
          or Section 6.4 of this Agreement, and such failure shall continue
             -----------
          unremedied for ten (10) Business Days (or in the case of Section
                                                                   -------
          6.1(j), three (3) Business Days) after an officer of such Loan Party
          ------
          first has knowledge of such failure or such Loan Party receives written notice thereof from the Administrative Agent, whichever is earlier.

                 (iii) Any Loan Party shall fail duly and punctually to perform or observe any covenant or agreement binding on such Loan Party under this Agreement (other than as provided in subsection(a) above or in
                                                    -------------
          clause(i) or (ii) of this subsection(b)) or under any of the other
          ---------    ----         -------------
          Loan Documents, and such failure shall continue unremedied for thirty
          (30) days after an Authorized Officer first has knowledge of such failure or such Loan Party receives written notice thereof from the Administrative Agent, whichever is earlier.

          (c)    Incorrect Representation or Warranty.  Any representation or
                 ------------------------------------
     warranty made by any Loan Party or any officer of any Loan Party under or in connection with this Agreement, any other Loan Document or any amendment, waiver or modification of any of the terms thereof shall prove to have been incorrect or misleading when made in any material respect.

          (d)    Default as to Other Debt.  Default in the payment when due
                 ------------------------
     subject to any applicable grace period (whether by scheduled maturity, required prepayment, required redemption, acceleration, demand or otherwise) on any Debt (other than the Obligations), individually or in the aggregate, having an outstanding principal amount in excess of $4,000,000, of or guaranteed by, any Loan Party or Subsidiary of the Parent; or any breach, default or event of default shall occur, or any other event shall occur or condition shall exist, under any instrument, agreement or indenture pertaining thereto, if the effect thereof, after giving effect to any applicable grace or cure period, is to accelerate, or permit the holder(s) of such Debt to accelerate the maturity of such Debt, or require a mandatory redemption or repurchase of such Debt prior to its scheduled redemption or repurchase; or any such Debt shall be declared due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), repurchased or redeemed prior to the originally stated maturity thereof; or the holder of any Lien related to a Debt in excess of $4,000,000 shall commence foreclosure of such Lien; or an "Event of Default" shall have occurred under and as defined in the Reliance Agreement after giving effect to any applicable cure periods and any waivers thereof; or an "Event of Default" shall have occurred under and as defined in Section 6.01 of the Note Indenture.

          (e)    Bankruptcy.
                 ----------

                 (i) Any Loan Party or Subsidiary of the Borrower shall become insolvent, or generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or

                 (ii) any proceeding shall be instituted by or against any Loan Party or Subsidiary of the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation (other than in a transaction permitted under Section 6.2(a)(i)), winding up,
                                      -----------------
          reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed, undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or

                 (iii) any Loan Party or Subsidiary of the Borrower shall take any corporate action to authorize any of the actions set forth in this
          Section 7.1(e).
          --------------

          (f)    Judgments and Attachments.  Any final judgment (or judgments)
                 -------------------------
     or money judgment (or judgments), writ or warrant of attachment, or similar process involving in excess of $4,000,000 (to the extent not covered by insurance which is confirmed in writing by the insurers or agents of the Borrower or Subsidiaries as covering such judgment or process) in the aggregate shall be entered or filed against any Loan Party or Subsidiary of the Borrower or any of their respective assets and either (1) shall remain undischarged, unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days from the date of its entry, or (2)there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          (g)    ERISA Termination Event.  Any Termination Event occurs which
                 -----------------------
     the Majority Lenders believe could have a Material Adverse Effect.

          (h)    ERISA Waiver.  If the plan administrator of any Plan applies
                 ------------
     under Section 412(d) of the IRC for a waiver of the minimum funding standards of Section 412(a) of the IRC and the Majority Lenders believe that the business hardship upon which the application for such waiver is based could have a Material Adverse Effect.

          (i)    Termination of Documents; Failure of Security.  Any of the Loan
                 ---------------------------------------------
     Documents shall cease for any reason (other than by reason of any action or inaction by the Administrative Agent or any Lender) to be in full force and effect against any Loan Party (other than in accordance with the terms hereof or thereof), or any Loan Party shall disavow its obligations under, or shall contest the validity or enforceability of, any of the Loan Documents or the Obligations, or any material Lien intended to be created thereby ceases to be or is not valid and perfected in any material respect; or any such Lien shall be subordinated or shall not have the priority contemplated by this Agreement, any of the other Loan Documents, for any reason, or any Loan Party or Affiliate thereof shall institute any action seeking a determination of any of the foregoing.

          (j)    Change in Control. Any of the following events occur:
                 -----------------

                 (i) (A) prior to an initial public offering of the Voting Stock of the Borrower or any Person which directly or indirectly owns all of outstanding Voting Stock of the Borrower or at any other time when such Voting Stock is not traded on a national securities exchange, the failure of one or more Principals (1) to own, directly or indirectly, at least 51% of the Voting Stock of the Borrower, determined on a fully diluted basis and (2) to have the power to direct or cause the direction of the management or policies of Borrower or (B) following such initial public offering and at any time the Voting Stock of the Borrower or any Person which directly or indirectly owns all of outstanding Voting Stock of the Borrower is traded on a national securities exchange, CVC, Citicorp and any direct or indirect wholly-owned Subsidiary of Citicorp (individually or in the aggregate) own, directly or indirectly, less than 40% of the Voting Stock of the Borrower, determined on a fully-diluted basis, and a Person (other than a Principal) owns a greater percentage of such Voting Stock, determined on a fully-diluted basis; or

               (ii) the failure of the Borrower (i) to own (directly or indirectly), free and clear of all Liens or other encumbrances (other than any Lien or encumbrance created by the Loan Documents), 100% of the outstanding shares of each class of capital stock of any Subsidiary Guarantor in existence on the Closing Date on a fully diluted basis and (ii) to have the power (directly or indirectly) to direct or cause the direction of the management or policies of any such Subsidiary Guarantor; or

               (iii) a majority of the Board of Directors of the Borrower are not Continuing Directors; or

               (iv) any "Change of Control" (as defined in the Note Indenture) occurs.

          (k)  Bonding Agreement.
               -----------------

               (i) Any Person executing bonds, undertakings or instruments of guaranty as surety for the Borrower or any of its Subsidiaries with respect to any marine construction or dredging contracts to be entered into by the Borrower or any such Subsidiary for any reason ceases to issue such bonds, undertakings or instruments of guaranty and such denial, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

               (ii) Reliance provides notice to the Administrative Agent (pursuant to Section 4.4 of the Intercreditor Agreement) of any breach or default under any bonded contract or under the Reliance Agreement and, as a result thereof, Reliance has taken action pursuant to
          Section 4.1(a) of the Intercreditor Agreement; or

               (iii) The Borrower or any of its Subsidiaries defaults in the payment when due of any amount due under the Bonding Agreement or breaches or default with respect to any other term of the Bonding Agreement, if the effect of such failure to pay, default or breach is to cause any Person executing bonds, undertakings or instruments of guaranty as surety for the Borrower or any of its Subsidiaries to take possession of the work under any of the bonded contracts of the Borrower or any of its Subsidiaries and such possession could reasonably be expected to result in a Material Adverse Effect; or

               (iv) Any Loan Party breaches or defaults with respect to any term under any of the bonded contracts of such Loan Party, if the effect of such default or breach is to cause any Person executing bonds, undertakings or instruments of guaranty as surety for such Loan Party to take possession of the work under such bonded contract and such possession could reasonably be expected to result in a Material Adverse Effect.

          SECTION 7.2.  Acceleration.  Upon the occurrence of any Event of
          ------------  ------------
Default described in clause (ii) or (iii) of Section 7.1(e), the Commitments
                     -----------    -----    --------------
shall each automatically and immediately terminate and all unpaid Obligations shall automatically become immediately due and payable, without presentment, demand, or protest or other requirements of any kind (including valuation and appraisement diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower, and the obligation of each Lender to make any Loan and of the Issuing Lender to issue and of the Lenders to participate in any Letter of Credit hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent may, and at the direction of the Majority Lenders, shall, by written notice to the Borrower, immediately terminate the Commitments and/or declare all of the Obligations of the Borrower to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and the obligation of each Lender to make any Loan and of the Issuing Lender to issue and of the Lenders to participate in any Letter of Credit hereunder shall thereupon terminate. In addition to and not in limitation of any other right available to the Lenders under any of the Loan Documents or otherwise at law or equity, upon the giving of such notice by the Administrative Agent, the Borrower shall be required to deposit immediately with the Administrative Agent for the benefit of the Lenders, in immediately available funds, an amount equal to the Letter of Credit Obligations (the "Deposit"). The Borrower's obligation to pay the Deposit shall be absolute and
--------
unconditional, and the Deposit shall be deposited in a special collateral account with the Administrative Agent to ensure reimbursement of any drawings under such Letters of Credit and payment of all other amounts due and payable under any of the Loan Documents regarding the Letters of Credit.

          SECTION 7.3.  Injunctive Relief.  The Borrower recognizes that in the
                        -----------------
event the Borrower fails to perform, observe or discharge any of its Obligations, any remedy of law may prove to be inadequate relief to the Administrative Agent or any Lender; therefore, the Borrower agrees that the Administrative Agent and each Lender, if the Administrative Agent or such Lender so requests, shall be entitled to temporary and permanent injunctive relief during the continuation of an Event of Default in any such case without the necessity of proving actual damages or inadequacy of damages as an available remedy therefor.

          SECTION 7.4.  Allocation Among Secured Parties.  Following the
                        --------------------------------
occurrence of an Event of Default, and notwithstanding anything in this Agreement to the contrary, all payments, and collections with respect to proceeds of Collateral, shall be applied to the Obligations which are then due and payable and if such payments and proceeds are insufficient to satisfy all such Obligations which are due and payable, such payments and proceeds shall be applied in the following order: (i) to the payment of all amounts then due with respect to fees (including Attorney Costs), charges, expenses and indemnity claims due the Administrative Agent, (ii) to the payment of all other amounts then due with respect to fees (including Attorney Costs), charges, expenses and indemnity claims due the other Secured Parties, (iii) to the payment of amounts then due with respect to interest on the Loans, (iv) to the payment of amounts then due with respect to principal of the Loans and Reimbursement Obligations (and to the extent Letter of Credit Obligations are contingent, cash collateral with respect thereto), and amounts then due the Secured Parties with respect to Rate Protection Agreements and (v) to the payment of all other Obligations.


                                  ARTICLE VIII


                            THE ADMINISTRATIVE AGENT
                            ------------------------


          SECTION 8.1.  Appointment and Authorization.  Each Lender hereby
                        -----------------------------
irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto, including, without limitation, acting as the representative of each Secured Party for the perfection of the Liens granted pursuant to the Collateral Documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Notwithstanding the use of the term "Administrative Agent", the Administrative Agent's legal relationship with the Lenders shall not be one of agency, it being understood and agreed to by the Lenders that the Administrative Agent is an independent contractor for the Lenders.

          SECTION 8.2.  Delegation of Duties.  The Administrative Agent may
                        --------------------
execute any of its duties under this Agreement or any other Loan Document by or through its agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          SECTION 8.3.  Liability of Administrative Agent.  None of the
                        ---------------------------------
Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence, or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries or Affiliates.

          SECTION 8.4.  Reliance by Administrative Agent.
                        --------------------------------

          (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. Except for its express obligations set forth in Article II hereof, the Administrative Agent shall
                              ----------
     be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Lender that has executed this
                  ------------     ---
     Agreement, or an Assignment and Acceptance, shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect or such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.

          SECTION 8.5.  Notice of Default.  The Administrative Agent shall not
                        -----------------
be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Lenders in accordance with Article VII; provided that unless and until the Administrative
                -----------  --------
Agent shall have received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          SECTION 8.6.  Credit Decision.  Each Lender expressly acknowledges
                        ---------------
that none of the Administrative Agent-Related Persons has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Loan Parties shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan

Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Administrative Agent-Related Persons.

          SECTION 8.7.  Indemnification.  Whether or not the transactions
                        ---------------
contemplated hereby shall be consummated, the Lenders shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), ratably according to such Lender's Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the related Administrative Agent) be imposed on, incurred by or asserted against any such Person and which are in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment to
                      --------
the Administrative Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders in this Section shall survive the payment of all Obligations hereunder.

          SECTION 8.8.  Administrative Agent in Individual Capacity.  Bank of
                        -------------------------------------------
America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Loan Parties and their Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. With respect to its Loans and interests in Letters of Credit issued hereunder, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and the "Lenders" shall include Bank of America in its individual capacity.

          SECTION 8.9.  Successor Administrative Agent.  The Administrative
                        ------------------------------
Agent may, and at the request of the Majority Lenders shall, resign as Administrative Agent upon thirty (30) days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor representative for the Lenders. If no successor representative is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor representative from among the Lenders. Upon the acceptance of its appointment as successor representative hereunder, such successor representative shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor representative and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VIII and Sections 9.4 and
                                             ------------     ------------
9.10 shall inure to its benefit as to any actions taken or omitted to be taken
----
by it while it was Administrative Agent under this Agreement. If no successor representative has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Lenders appoint a successor representative as provided for above. Upon resignation, the Administrative Agent shall execute and deliver such assignments and take such other actions as the Lenders shall reasonably request in order to transfer and assign its rights and interests under the Collateral Documents to the Lenders or any successor representative appointed by the Lenders; provided
                                                                      --------
that any costs and expenses incurred by the Administrative Agent in taking such actions shall be reimbursed in accordance with Section 9.4(a).
                                               --------------

          SECTION 8.10.  Collateral Matters; Release of Collateral.
                         -----------------------------------------

          (a) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

          (b) The Lenders irrevocably authorize the Administrative Agent, and the Administrative Agent hereby agrees upon the request of the Borrower, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which none of the Loan Parties owned any interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended; (v) consisting of an instrument evidencing Debt or other debt instrument, if the indebtedness evidenced thereby has been paid in full; (vi) if required by the Intercreditor Agreement; (vii) with respect to which (A) the Borrower shall have requested in writing that the Administrative Agent release its Lien thereon, (B) the Borrower shall have provided, or caused one or more of its Subsidiaries to provide, substitute Collateral of equal or greater value to that of such Collateral subject to such requested Lien release, (C) the Administrative Agent shall have reasonably determined that such substitute Collateral is otherwise acceptable, (D) such substitute Collateral (and the Administrative Agent's substitute Lien thereon) shall be subject to documentation reasonably satisfactory to the Administrative Agent and (E) such release and substitution is otherwise made in compliance with Section
                                                                        -------
     3.1 of the Intercreditor Agreement; or (viii) if approved, authorized or
     ---
     ratified in writing by the Majority Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 8.10(b). The Administrative Agent
                                 ---------------
     hereby agrees to execute and deliver to the Borrower such instruments and documents as are requested by the Borrower (and prepared and filed at Borrower's sole cost and expense) to effect each release permitted hereunder.

          SECTION 8.11.  Intercreditor Agreement and other Loan Documents.
                         ------------------------------------------------
Except to the extent provided in Section 9.1, each Lender from time to time
                                 -----------
party hereto authorizes and consents, by its execution hereof or by the Assignment and Acceptance by which it became a Lender, to the Administrative Agent's entering into the Intercreditor Agreement and each of the other Loan Documents on such Lender's behalf and taking all actions taken, required or permitted to be taken by the Administrative Agent thereunder.


                                   ARTICLE IX


                                 MISCELLANEOUS
                                 -------------

          SECTION 9.1.   Amendments, etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing
       --------
and signed by
all the Lenders, do any of the following: (a) increase any of the Commitments of the Lenders, (b) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder (it being understood that, with the consent of the Majority Lenders, changes to any mandatory prepayments set forth in clauses (b) through (f) of
                                                  -----------         ---
Section 2.8.1, including the application thereof, may be made), (d) change the
-------------
percentage of any of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of the Lenders, which shall be required for the Lenders or any of them to take any action hereunder, or (e) release all or substantially all of the Collateral (other than to the extent permitted by
Section 8.10), (f) amend this Section 9.1; and provided, further, that no
------------                  -----------      --------  -------
amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

          SECTION 9.2.  Notices, etc.  Unless otherwise specifically permitted
                        ------------
herein, all notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, and addressed as follows:

          (a)    if to the Borrower or any other Loan Party:

                 Great Lakes Dredge & Dock Corporation
                 2122 York Road
                 Oak Brook, Illinois 60521
                 Attention: Bruce J. Biemeck
                 Telecopier:  (630) 574-2981

                 with a copy to:

                 Winston & Strawn
                 35 West Wacker Drive
                 Chicago, Illinois  60601
                 Attention:  Brian S. Hart
                 Telecopier:  (312) 558-5700

          (b) if to any Lender, an original party hereto, at its Domestic Lending Office specified opposite its name on Schedule II hereto; if to any
                                                   -----------
     other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and

          (c) if to Bank of America as the Issuing Lender or the Administrative Agent:

                 Bank of America National Trust and Savings Association 231 South LaSalle Street
                 Chicago, Illinois  60697
                 Attention:  Jay McKeown, Assistant Vice President
                 Telecopier:  (312) 974-9102

                 with a copy to:

                 Bank of America National Trust and Savings Association 231 South LaSalle Street
                 Chicago, Illinois 60697
                 Attention: Paul R. Frey, Senior Vice President
                 Telecopier:  (312) 765-2193

                 and a copy to:

                 Sidley & Austin
                 One First National Plaza
                 Chicago, Illinois 60603
                 Attention: Michael L. Gold
                 Telecopier:  (312) 853-7036

or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such telecopier, telegraphic, telex or cable notices and communications shall, when telecopied, telegraphed, telexed or cabled, be effective when telecopied delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, and all such mail notices and communications shall be effective five (5) days after deposit in the mails; except that notices and communications by any of the above means to the Administrative Agent pursuant to Articles II, III or VIII shall not be effective until received by
            -----------  ---    ----
the Administrative Agent.

          SECTION 9.3.  No Waiver; Remedies.  No failure on the part of any
                        -------------------
Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.4.  Costs and Expenses.  The Borrower shall, whether or not
                        ------------------
the transactions contemplated hereby shall be consummated:

          (a) pay or reimburse Bank of America (including in its capacity as Administrative Agent) and the Lead Arranger promptly after demand for all reasonable out-of-pocket costs and expenses incurred by Bank of America (including in its capacity as Administrative Agent) in connection with the development, preparation, delivery, syndication, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by Bank of America (including in its capacity as Administrative Agent) with respect thereto; provided that Bank
                                                             --------
     of America (including in its capacity as Administrative Agent) and the Lead Arranger shall not be entitled to reimbursement for costs and expenses associated with assignments and participations by any Lender after the Closing Date with the exception of assignments or participations arranged at the request of the Borrower including assignments pursuant to Section
                                                                      -------
     2.22;
     ----

          (b) pay or reimburse each Lender, the Issuing Lender and the Administrative Agent within five (5) Business Days after demand for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans and other Obligations, and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Administrative Agent, the Issuing Lender and any Lender; and

          (c) pay or reimburse Bank of America (including in its capacity as Administrative Agent) within five (5) Business Days after demand for all reasonable appraisal (including the reasonable allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses which are reasonably incurred or sustained by Bank of America (including in its capacity as Administrative Agent) in connection with the matters referred to under subsections (a) and (b) of this Section.
                                        ---------------     ---

          SECTION 9.5.  Setoff.  In addition to and not in limitation of any
                        ------
rights of any Lender under Applicable Law, each Lender shall, upon the occurrence and during the continuance of any Event of Default described in
Section 7.1(a) or Section 7.1(e), have the right to appropriate and apply to the
--------------    --------------
payment of the Obligations then due and unpaid, and, as security for such Obligations, the Borrower hereby grants to each Lender a continuing security interest in, any and all deposits or accounts of the Borrower then or thereafter maintained with such Lender or participant; provided that any such appropriation
                                            --------
and application shall be subject to the provisions of Section 2.17.  Each Lender
                                                      ------------
agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to
                                                 --------
give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 9.5 are in addition to other rights
                                     -----------
and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.6.  Binding Effect.  This Agreement shall become effective
                        --------------
when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it, and thereafter shall be binding upon and inure to the benefit of each of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 9.7.  Assignments, Participations, etc.
                        --------------------------------

          (a) Any Lender may at any time, with the written consent of the Borrower and the Administrative Agent, which consents shall not be unreasonably withheld, assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the
                --------
     Administrative Agent shall be required at any time when an Event of Default exists, or in connection with any assignment and delegation by a Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable
                                                  --------
     part of all, of the Loans, interests in Letters of Credit, the Commitment and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 and integral multiples of $500,000 in excess of such amount or, if less, all of such Loans, interests in Letters of Credit, the Commitment and the other rights and obligations of such Lender hereunder; provided that (i) the Borrower, the Administrative Agent and the Issuing
     --------
     Lender may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance; and (C) the assignor Lender or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500 and (ii) the First Preferred Fleet Mortgages and the Second Preferred Fleet Mortgages shall be amended of record to the extent deemed necessary by the Administrative Agent and its counsel to reflect the deletion and/or addition of Lenders' names in such instruments.

          (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitment arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Lender pro tanto.
                                        --- -----

          (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to and
        -----------
     accepted by it and a register for the recordation of the names and addresses of the Lenders, the Commitments, the principal amount of Loans owing to, and the face amount of the Letters of Credit issued by the Issuing Lender from time to time (the "Register"). The entries in the
                                            --------
     Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant")
                                                      -----------
     participating interests in any Loans and Letters of Credit, the Commitment of that Lender and the other interests of that Lender (the "originating
                                                                 -----------
     Lender") hereunder and under the other Loan Documents; provided that (i)
     ------                                                 --------
     the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the Issuing Lender shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would extend the maturity or reduce the principal amount of, the rate of interest on or any fee payable with respect to the Loans or other obligations in which such Participant shall have purchased a Participation. In the case of any such Participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (f) Each Lender agrees to use its reasonable best efforts, including to take normal and reasonable precautions and exercise due care, to maintain the confidentiality of all information identified as "confidential" by the Borrower and provided to it by the Borrower or any subsidiary of the Borrower, or by the Administrative Agent on the Borrower's or Subsidiary's behalf, in connection with this Agreement or any other Loan

     Document (and, regardless of whether it is identified as "confidential", all financial statements, budgets and projections received by the Lenders pursuant to Section 6.4(g)), and neither it nor any of its Affiliates shall
                 --------------
     use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower; provided that such source is not bound by a confidentiality
               --------
     agreement with the Borrower known to the Lender; provided that any Lender
                                                      --------
     may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority;
     (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and
     (D) to such Lender's independent auditors and other professional advisors. Notwithstanding the foregoing, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and to any
                                                       ----------
     prospective Transferee, such financial and other information in such Lender's possession concerning the Borrower or its Subsidiaries which has been delivered to Administrative Agent or the Lenders pursuant to this Agreement or which has been delivered to the Administrative Agent or Lender by the Borrower in connection with such Lender's credit evaluation of the Borrower prior to entering into this Agreement; provided that, unless
                                                     --------
     otherwise agreed by the Borrower, such Transferee executes and delivers to the Borrower a confidentiality agreement under the terms of which such Transferee shall agree to keep such information confidential to the same extent required of the Lenders hereunder.

          (g) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank; provided that any payment in respect
                                          --------
     of such assigned Loans made by the Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect to such assigned Loans to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

          SECTION 9.8.  Survival of Warranties and Agreements. All agreements,
                        -------------------------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Obligations hereunder.

          SECTION 9.9.  Marshalling; Recourse to Security; Payments Set Aside.
                        -----------------------------------------------------
Neither any Lender nor the Administrative Agent shall be under any obligation to marshall any assets in favor of the Borrower or any other Loan Party or against or in payment of any or all of the Obligations. Recourse to security shall not be required at any time. To the extent that any

Loan Party makes a payment or payments to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders enforce their security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

          SECTION 9.10.  Indemnification.  Whether or not the transactions
                         ---------------
contemplated hereby shall be consummated:

          (a)    General Indemnity.  The Borrower shall pay, indemnify, and hold
                 -----------------
     each Lender, the Issuing Lender, the Administrative Agent, the Lead Arranger and its successors and assigns, and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all
                ------------------
     liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to this Agreement, the Loans, the Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the
                                   -----------------------    --------
     Borrower shall have no obligation hereunder to an Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence, bad faith or willful misconduct of such Indemnified Person.

          (b)    Environmental Indemnity.
                 -----------------------

                 (i) The Borrower hereby agrees to indemnify, defend and hold harmless each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs and the allocated cost of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property subject to a Lien in favor of the Administrative Agent or any Lender.

                 (ii) In no event shall any site visit, observation, or testing by the Administrative Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither the

          Borrower nor any other Person is entitled to rely on any site visit, observation, or testing by the Administrative Agent or any Lender. Neither the Administrative Agent nor any Lender owes any duty of care to protect the Borrower or any other Person against, or to inform the Borrower or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither the Administrative Agent nor any Lender shall be obligated to disclose to the Borrower or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Administrative Agent or any Lender.

          (c)    Survival; Defense.  The obligations in this Section 9.10 shall
                 -----------------                           ------------
     survive payment of all other Obligations. At the election of any Indemnified Person, the Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Borrower. All amounts owing under this Section 9.10 shall be paid within thirty (30) days after
                      ------------
     demand.

          SECTION 9.11.  Consent to Jurisdiction and Service of Process; Waiver
                         ------------------------------------------------------
of Jury Trial.  All judicial proceedings brought against any party to this
-------------
Agreement with respect to this Agreement or any other Loan Document may be brought in any state or federal court of competent jurisdiction in the State of Illinois, and by execution and delivery of this Agreement, each party accepts, for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any of the other Loan Documents from which no appeal has been taken or is available. Each party irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its notice address specified on the signature pages hereof, such service to become effective ten (10) days after such mailing. EACH LOAN PARTY, THE ISSUING LENDER, THE ADMINISTRATIVE AGENT, AND EACH LENDER IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND (B) ANY OBJECTION (INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent or any Lender or any Loan Party to bring proceedings against any Loan Party in the courts of any other jurisdiction.

          SECTION 9.12.  Performance of Obligations.  Each Loan Party agrees
                         --------------------------
that the Administrative Agent, the Issuing Lender and the Lenders, or any one or more of them, may, but shall have no obligation to, make any payment or perform any act required of such Loan Party under any Loan Document or take any other action which such party in its discretion deems necessary or desirable to protect or preserve the Collateral, including any action to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral.

          SECTION 9.13.  Construction.  The parties acknowledge that each party
                         ------------
and its counsel have reviewed and revised this Agreement and the other Loan Documents and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Loan Documents or any amendments or exhibits thereto.

          SECTION 9.14.  GOVERNING LAW.  THIS AGREEMENT, THE OTHER LOAN
                         -------------
DOCUMENTS, AND THE LETTERS OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

          SECTION 9.15.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 9.16.  Entire Agreement.  This Agreement, together with the
                         ----------------
other Loan Documents, embodies the entire agreement and understanding among the Loan Parties, the Lenders, the Issuing Lender and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for the Fee Letter, and any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.


                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the Closing Date.



                                            GREAT LAKES DREDGE & DOCK
                                            CORPORATION


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION,
                                             as the Administrative Agent


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION,
                                             as the Issuing Lender and a Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            BANK OF MONTREAL, CHICAGO BRANCH,
                                             as the Documentation Agent and as a
                                             Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                      S-
                                        ---

                                            COMERICA BANK,
                                             as a Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------





                                      S-
                                        ---

                                            FLEET BANK, N.A.,
                                             as a Lender



                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------



                                      S-
                                        ---

                                            LASALLE NATIONAL BANK,
                                             as a Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------

                                            THE NORTHERN TRUST COMPANY,
                                             as a Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------



                                      S-
                                        ---

                                            SUMMIT BANK,
                                             as a Lender


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                      S-
                                        ---

          The following Persons are signatories to this Agreement in their capacities as Loan Parties and not as Borrower.


                                            GREAT LAKES INTERNATIONAL, INC.


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            GREAT LAKES DREDGE & DOCK COMPANY


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            DAWSON DREDGING COMPANY


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            FIFTY-THREE DREDGING CORPORATION


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------


                                            GATES CONSTRUCTION CORP.


                                            By:
                                               ---------------------------
                                               Name:
                                                    ----------------------
                                               Title:
                                                     ---------------------




                                      S-
                                        ---

                                  EXHIBIT A*
                                  ---------

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                         Dated ____________ ___, ____


          Reference is hereby made to the Credit Agreement dated as of August 19, 1998[, heretofore amended] (the "Credit Agreement") among Great Lakes Dredge
                                     ----------------
& Dock Corporation, a Delaware corporation (the "Borrower"), the other Loan
                                                 --------
Parties (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), and Bank of America National Trust and Savings Association, as the Administrative Agent for the Lenders (the "Administrative Agent"), and as
                                                  --------------------
the Issuing Lender. Terms defined in the Credit Agreement are used herein as therein defined.

          _____________ (the "Assignor") and ____________ (the "Assignee") agree as follows:

          1. As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that certain interest of the Assignor in and to:


     __% of the Loans owing to the Assignor;
     __% of the Assignor's Commitment;
     __% of the interests in outstanding Letters of Credit in
           which the Assignor is a participant pursuant to the terms of the Credit Agreement ("Letter of Credit
                                    ----------------
           Participation");
           -------------



and all of the other rights and obligations of the Assignor under the Credit Agreement and not explicitly mentioned above. After giving effect to such sale and assignment, (i) the Assignee's Commitment, the amount of Loans owing to the Assignee and the amount of Letter of Credit Participations held by the Assignee will be as set forth in Section 1 of Schedule 1, and (ii) the Assignee's
                                     ----------
Percentage will be as set forth in Section 2 of Schedule 1.  The assignment set
                                                ----------
forth in this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Assignment and Acceptance) by, the Assignor.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of

--------------------
*Please note requirement of Section 9.7(a) of the Credit Agreement that the ship mortgages may need to reflect the addition or deletion of the names of the Lenders party to the assignment.

the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Affiliates or the performance or observance by the Borrower or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of all financial information and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as its representative and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Office the offices set forth beneath its name on the signature pages hereof [and (vii) assumes no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement]** [and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]***.

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto (the
                                                    ----------
"Effective Date"); provided that all of the requirements for an assignment set
 --------------    --------
forth in Section 9.7 of the Credit Agreement shall have been satisfied as of such date.

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.


-----------------------------
**    If the Assgnor is the Administrative Agent.
***   If the Assignee is organized under the laws of a jurisdiction outside the
United States.

          6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.


                                    * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.
----------



                                       [NAME OF ASSIGNOR]



                                       By: ___________________________
                                       Title:


                                       [NAME OF ASSIGNEE]



                                       By: ___________________________
                                       Title:



                                       GREAT LAKES DREDGE & DOCK
                                       CORPORATION



                                       By: ___________________________
                                       Title:

Accepted this ___ day
of ______________, ____

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
 as Administrative Agent


By: _________________________

   Title:

                                  Schedule 1

                                      to

                           Assignment and Acceptance

                         Dated _______________ __, ____


Section 1.
---------

               Assignee's Commitment:            $__________



        Aggregate Outstanding Principal
         Amount of Revolving Loans owing to the

         Assignee:                               $__________


        Aggregate Outstanding Principal
         Amount of Term Loans owing to the

         Assignee:                               $__________



        Aggregate Outstanding Amount of
         Letter of Credit Participations
         held by the Assignee:                   $__________


Section 2.
---------


        Assignee's Percentage*:                  __________%


Section 3.
---------


        Effective Date**:  ___________ __, _____








--------------------------

* A fraction equal to Assignee's Commitment divided by the Commitments of all of the Lenders, rounded upwards to the nearest whole multiple of 1/10,000.
** This date should be no earlier than the date of acceptance by the Administrative Agent.

                                   EXHIBIT B
                                   ---------

                          FORM OF NOTICE OF BORROWING



Bank of America National Trust and
 Savings Association, as Administrative
 Agent for the Lenders parties to the
 Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  ________________


                                    [Date]


Ladies and Gentlemen:

             The undersigned, GREAT LAKES DREDGE & DOCK CORPORATION, refers to the Credit Agreement, dated as of August 19, 1998[, as heretofore amended] (the

"Credit Agreement," the terms defined therein being used herein as therein
-----------------
defined), among the undersigned, the other Loan Parties, the Lenders parties thereto, and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders, and as the Issuing Lender, and hereby gives you notice, irrevocably, pursuant to Section 2.4 of the Credit Agreement
                                           -----------
that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.4 of the Credit Agreement:
      ------------------                  -----------


             [Revolving][Term] Loans to be made on ________________, ____:


             (1)  Base Rate Loans                          $______________
             (2)  Eurodollar Rate Loans                    $______________

                             Total                         $______________
                             -----


The Interest Period for the Eurodollar Rate Loans described above in clause (2) shall be ____ months.

             The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

             (a) the representations and warranties contained in Loan Documents are correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of each such date (other than those which are specified as being made only as of a stated earlier date);

             (b) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes a Default or an Event of Default; and

             (c) the aggregate principal amount of Revolving Loans outstanding plus the Letter of Credit Obligations will not exceed the Revolving
            ----
Commitment Amount, both before and after giving effect to the Proposed
Borrowing.

                                           Very truly yours,

                                           GREAT LAKES DREDGE & DOCK
                                           CORPORATION



                                           By:__________________________
                                              Title:





                                    -S-   -
                                       ---

                                   EXHIBIT C
                                   ---------

                    FORM OF CONTINUATION/CONVERSION NOTICE


Bank of America National Trust and Savings Association,
 as Administrative Agent for the Lenders
 parties to the Credit
 Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  ______________

                                    [Date]


Ladies and Gentlemen:

             The undersigned, GREAT LAKES DREDGE & DOCK CORPORATION, refers to the Credit Agreement, dated as of August19, 1998[, as heretofore amended] (the

"Credit Agreement"; the terms defined therein being used herein as therein
-----------------
defined), among the undersigned, the other Loan Parties, the Lenders parties thereto, and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders, and as the Issuing Lender, and hereby gives you notice, irrevocably, pursuant to Section 2.6 of the Credit Agreement
                                           -----------
that the undersigned hereby requests that on _____________, ____:

             (1) $______________________ of the presently outstanding amount of [Base Rate Loans] [Eurodollar Rate Loans having an Interest Period expiring on _____________, ____] consisting of [Revolving][Term] Loans:

             (2)  be [converted into] [continued as],

             [ ] Base Rate Loans in the aggregate principal amount of $____________ and

             [ ] Eurodollar Rate Loans in the aggregate principal amount of $___________________ having an Interest Period of ________
             months.

             The undersigned hereby certifies that both immediately before and immediately after giving effect to the conversion or continuation of the Loans as requested herein, and the application of the proceeds therefrom, no Default or Event of Default shall exist or be continuing.


                                       GREAT LAKES DREDGE & DOCK
                                       CORPORATION



                                       By: ____________________________

                                           Title: _______________________

                                   EXHIBIT D
                                   ---------

                       FORM OF LETTER OF CREDIT REQUEST



Bank of America National Trust and Savings Association,
 as Issuing Lender under
 the Credit Agreement
 referred to below
231 South LaSalle Street
Chicago, Illinois  60697
Attention:  _______________


                                    [Date]


Ladies and Gentlemen:


             The undersigned, Great Lakes Dredge & Dock Corporation, refers to the Credit Agreement, dated as of August 19, 1998 [, as heretofore amended] (the

"Credit Agreement"; the terms defined therein being used herein as therein
-----------------
defined), among the undersigned, the other Loan Parties, the Lenders parties thereto, and Bank of America National Trust and Savings Association, as Administrative Agent for the Lenders, and as the Issuing Lender, and hereby gives you notice, irrevocably, pursuant to Section 3.2 of the Credit Agreement
                                           -----------
that the undersigned hereby requests the issuance of a Letter of Credit under the Credit Agreement (the "Requested Letter of Credit"), and in that connection
                           --------------------------
sets forth below the information relating to the Requested Letter of Credit as required by Section 3.2(a) of the Credit Agreement:
            --------------

              (i) the Business Day of the issuance of the Requested Letter of Credit is ____________ ___, ____;

              (ii) the expiry date of the Requested Letter of Credit is _____________ __, ____, which is on or prior to the Revolving Commitment Termination Date;

              (iii) the beneficiary of the Requested Letter of Credit is ________________;

              (iv) the aggregate face amount of the Requested Letter of Credit is _______________ (specify Dollars or the Alternative Currency in which the Requested Letter of Credit is to be denominated);

              (v) the Requested Letter of Credit is a [Financial] [Performance] Letter of Credit; and

              (vi) the conditions for drawing to be included in the Requested Letter of Credit are as follows:

              The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the issuance of the Requested Letter of Credit:

              (i) the representations and warranties contained in the Loan Documents are correct in all material respects, both before and after giving effect to the issuance of the Requested Letter of Credit, as though made on and as of each such date (other than those which are specified as being made only as of a stated earlier date);

              (ii) no event has occurred and is continuing, or would result from the issuance of such Letter of Credit, which constitutes a Default or an Event of Default; and

              (iii) the Letter of Credit Obligations will not exceed the Letter of Credit Availability, both before and after giving effect to the issuance of the Requested Letter of Credit.


                                            Very truly yours,



                                            GREAT LAKES DREDGE & DOCK
                                            CORPORATION



                                            By: ___________________________

                                                Title: ______________________




                                    -S-  -
                                      ---

                                   EXHIBIT E
                                   ---------

                   FORM OF OPINION OF THE BORROWER'S COUNSEL

                                   Attached.

                                   EXHIBIT F
                                   ---------

                        FORM OF COMPLIANCE CERTIFICATE



            I, ________________________, hereby do certify on behalf of Great Lakes Dredge & Dock Corporation., a Delaware corporation ( the "Borrower"), in
                                                                --------
my capacity solely as an officer of the Borrower and not in my individual capacity, pursuant to the Credit Agreement dated as of August 19, 1998 [, as heretofore amended] (the "Credit Agreement"), by and among the Borrower, the
                          ----------------
other Loan Parties (as defined in the Credit Agreement), the financial institutions party to the Credit Agreement (the "Lenders"), and Bank of America
                                                 -------
National Trust and Savings Association, in its capacity as the Issuing Lender and in its capacity as the Administrative Agent for the Lenders, as follows:

            1. I am the duly elected, qualified and acting _______________ of the Borrower.

            2. No Default or Event of Default has occurred and is continuing under the Credit Agreement on the date hereof.

            3. This certificate is the "Compliance Certificate" required to be delivered pursuant to Section 6.4(d) of the Credit Agreement [for the Fiscal
                      --------------
Quarter ending _________, ____] [for the Fiscal Year ending _________, ____]. For the fiscal period covered by this certificate, the Borrower and its consolidated Subsidiaries have complied with each of the covenants contained in

Section 6.3 of the Credit Agreement.
-----------

            4. Set forth on Schedules A through E hereto are the calculations which provide the basis for the certification in paragraph 3 above.

            Terms which are capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.


            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of _________, ____.



                                       GREAT LAKES DREDGE & DOCK
                                       CORPORATION


                                       By: _____________________
                                           Title:  _____________

                                  Schedule A
                                  ----------

                             Capital Expenditures
                             --------------------

                                  Schedule B
                                  ----------

                                 Total Leverage
                                 --------------

                                  Schedule C
                                  ----------

                                Senior Leverage
                                ---------------

                                  Schedule D
                                  ----------

                            Interest Coverage Ratio
                            -----------------------

                                  Schedule E
                                  ----------

                     Certain Existing Leases and Subleases
                     -------------------------------------

                                  SCHEDULE I
                                  ----------

                                  DEFINITIONS
                                  -----------



          "1933 Act" means the Securities Act of 1933, as amended from time to
           --------
time.

          "1934 Act" means the Securities Exchange Act of 1934, as amended from
           --------
time to time.

          "Administrative Agent" has the meaning specified in the preamble.
           --------------------                                   --------

          "Administrative Agent-Related Persons" means Bank of America and any
           ------------------------------------
successor Administrative Agent arising under Section 8.9, together with their
                                             -----------
respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Affiliate" means, with respect to any Person, any other Person:
           ---------

          (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (excluding any trustee under, or any committee with responsibility for administering any Plan);

          (ii) which beneficially owns or holds ten percent (10%) or more of any class of the Voting Stock of such Person (or, in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interests); or

          (iii) ten percent (10%) or more of the Voting Stock (or, in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interests) of which, is beneficially owned or held, directly or indirectly, by such Person.


The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agreement" has the meaning specified in the preamble.
           ---------                                   --------

          "Alternative Currency" means British Pound Sterling, Canadian Dollars,
           --------------------
German Deutschmarks, and any other lawful currency other than Dollars which is freely transferable and convertible into Dollars as agreed to from time to time by the Issuing Lender and the Administrative Agent (in their respective sole and absolute discretion).

          "Applicable Base Rate Margin," "Applicable Commitment Fee Percentage,"
           ---------------------------    ------------------------------------
"Applicable Eurodollar Rate Margin," "Applicable Financial Letter of Credit Fee
 ---------------------------------    -----------------------------------------
Percentage," and "Applicable Performance Letter of Credit Fee Percentage"
----------        ------------------------------------------------------
respectively mean, during any Pricing Period, the amount set forth below for such Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage or Applicable Performance Letter of

Credit Fee Percentage, as the case may be, depending upon the Total Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the first day of such Pricing Period:


===========================================================================================================
                                                                           Applicable        Applicable
     Total         Applicable       Applicable          Applicable         Financial         Performance
   Leverage         Base Rate       Commitment        Eurodollar Rate   Letter of Credit  Letter of Credit
     Ratio           Margin       Fee Percentage          Margin         Fee Percentage    Fee Percentage
===========================================================================================================
Less than 2.75x      0.00%             0.30%              1.25%               1.25%            0.625%
-----------------------------------------------------------------------------------------------------------
Greater than or      0.0%              0.375%             1.50%               1.50%            0.75%
equal to 2.75x
but less than
3.50x
-----------------------------------------------------------------------------------------------------------
Greater than or      0.0%             0.375%              1.75%               1.75%           0.875%
equal to 3.50x
but less than
4.25x
-----------------------------------------------------------------------------------------------------------
Greater than or      0.25%             0.50%              2.00%               2.00%           1.00%
equal to 4.25x
but less than
5.00x
-----------------------------------------------------------------------------------------------------------
Greater than or      0.50%             0.50%              2.25%               2.25%           1.125%
equal to 5.00x
but less than
5.75x
-----------------------------------------------------------------------------------------------------------
Greater than or      0.75%             0.50%              2.50%               2.50%           1.125%
equal to 5.75x
-----------------------------------------------------------------------------------------------------------


provided, however, that (i) if and for so long as the Borrower shall have failed
--------  -------
to timely deliver a Compliance Certificate under Section 6.4(b) or Section
                                                 --------------    -------
6.4(c) with respect to such Fiscal Quarter most recently ended, the Applicable
------
Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Period shall be determined as if the Total Leverage Ratio is greater than or equal to
5.75 to 1.00, (ii) notwithstanding the foregoing, for the period beginning on the Closing Date and ending on the first day of the first Pricing Period commencing after the Closing Date, the Applicable Base Rate Margin, Applicable Commitment Fee Percentage, Applicable Eurodollar Rate Margin, Applicable Financial Letter of Credit Fee Percentage, and Applicable Performance Letter of Credit Fee Percentage for such Pricing Period shall be determined as if the Total Leverage Ratio is greater than or equal to 4.25 to 1.00 but less than 5.00 to 1.00 and (iii) notwithstanding the foregoing, the Applicable Performance Letter of Credit Fee Percentage shall be subject to change in accordance with
Section 2.10(c).
---------------

                                    -S-   -
                                       ---

          "Applicable Law" means, with respect to any Person or matter, any law,
           --------------
rule, regulation, order, decree or other requirement having the force of law relating to such Person or matter and, where applicable, any interpretation thereof by any Person having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Loan and such Lender's Eurodollar Office in the case of a Eurodollar Rate Loan.

          "Assignee" has the meaning specified in Section 9.7.
           --------                               -----------

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A.
                                    ---------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services which are performed (but without duplication of the services performed by any external counsel) specifically with respect to this Agreement, any other Loan Document or otherwise related to the relationship of the Lenders and the Borrower and, without duplication, all reasonable disbursements of internal counsel.

          "Authorized Officer" means, relative to any Loan Party, the officers
           ------------------
of such Loan Party whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 4.1.
                                     -----------

          "Availability" means, at any time, an amount (determined on a Dollar
           ------------
equivalent basis) equal to the Revolving Commitment Amount then in effect minus
                                                                          -----
the then outstanding Letter of Credit Obligations.

          "Bank of America" has the meaning specified in the preamble.
           ---------------                                   --------

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S) 101, et seq.).
                -------

          "Base Capital Expenditure Amount" has the meaning specified in Section
           -------------------------------                               -------
6.3(a).
------

          "Base Rate" means the higher of:
           ---------

          (i) the rate of interest publicly announced from time to time by Bank of America (or its successor) in San Francisco, California as its "reference rate." It is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by Bank of America shall take effect at

                                    -S-   -
                                       ---
     the opening of business on the day specified in the public announcement of such change; and

          (ii) 0.50% per annum above the latest Federal Funds Rate.

          "Base Rate Loan" means a Loan which bears interest at or determined by
           --------------
reference to the Base Rate.

          "Benefit Plan" means a defined benefit plan as defined in Section
           ------------
3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Bonding Agreement" means, collectively, the Reliance Agreement and
           -----------------
any supplement thereto or replacement thereof, and any similar contractual arrangement with providers of bid, performance or payment bonds, each of which supplement, replacement or similar arrangement being subject to the Intercreditor Agreement.

          "Borrower" has the meaning specified in the preamble.
           --------                                   --------

          "Borrowing" means a borrowing of Loans made by all of the Lenders in
           ---------
accordance with their respective applicable Percentages, on the same Business Day, in accordance with Section 2.4.
                        -----------

          "Business Day" means a day of the year on which banks are not required
           ------------
or authorized to close in any of New York City or Chicago and, if the applicable Business Day relates to any Eurodollar Rate Loan, a day of the year on which dealings are carried on in the interbank Eurodollar market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capitalization Documents" means the Merger Agreement,  the
           ------------------------
Shareholders Agreement and the Registration Rights Agreement.

          "Capital Expenditures" means, for any period, the aggregate amount of
           --------------------
all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made or incurred during such period (whether or not paid in cash and including that portion of Capitalized Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) which, in accordance with GAAP, would be classified as capital expenditures; provided,
                                                                   --------
however, that, for any such period, such aggregate amount shall be reduced by
-------
the sum of (x) proceeds received from the sale of fixed or capital assets which have been applied, within one year of receipt thereof, to the purchase of replacement fixed or capital assets used for substantially the same purpose as the assets sold; and (y) insurance or requisition proceeds or condemnation


                                    -S-   -
                                       ---
awards received in connection with the damage, destruction, requisition or condemnation of fixed or capital assets which have been applied, within one year of receipt thereof, to the purchase of replacement fixed or capital assets used for substantially the same purpose as the assets or properties damaged, destroyed, requisitioned or condemned.

          "Capitalized Lease" means, with respect to any Person, any lease of
           -----------------
any property by that Person as lessee, the obligation for Rentals with respect to which is required to be accounted for as a capital lease on the balance sheet of such person in accordance with GAAP.

          "Capitalized Rentals" means, as of the date of any determination, the
           -------------------
amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which the Borrower or any of its Subsidiaries is a lessee would be reflected as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries.

          "CERCLA" has the meaning specified in the definition of "Environmental
           ------                                                  -------------
Laws."
----

          "Claims" means any claim or demand, by any Person, of whatsoever kind
           ------
or nature for any alleged Liabilities and Costs, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, Permit, ordinance or regulation, common law or otherwise.

          "Closing Date" means the date on which all of the conditions precedent
           ------------
set forth in Section 4.1 are satisfied or waived by all of the Lenders.
             -----------

          "Code" means the Uniform Commercial Code of the State of Illinois.
           ----

          "Collateral" means all Property and interests in Property now owned or
           ----------
hereafter acquired by the Parent or any of its Subsidiaries in or upon which a Lien is granted under the Collateral Documents.

          "Collateral Documents" means the First Preferred Fleet Mortgages, the
           --------------------
Second Preferred Fleet Mortgages, the Note Pledge Agreement, the Equipment Security Agreements, the Receivables Security Agreements, the Proceeds Agent Agreement, financing statements and all other similar agreements, assignments, instruments and documents delivered to the Administrative Agent from time to time to create, evidence or perfect Liens securing the Obligations, and all amendments, supplements, modifications, renewals, replacements, restatements, consolidations, substitutions, and extensions of any of the foregoing.

          "Commitment" shall mean collectively, the Revolving Commitments and
           ----------
the Term Commitments, or with respect to any Lender, such Lender's Revolving Commitment and Term Commitment.

          "Commitment Fee" shall have the meaning specified in Section 2.14(a).
           --------------                                      ---------------

          "Compliance Certificate" shall have the meaning specified in Section
           ----------------------                                      -------
6.4(d).
------


                                    -S-   -
                                       ---

          "Contaminant" means any waste, pollutant, hazardous substance,
           -----------
radioactive substance or material, toxic substance, hazardous waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any hazardous or toxic constituent thereof and includes, but is not limited to, these terms as defined in any Environmental Law.

          "Continuation/Conversion Notice" shall have the meaning specified in
           ------------------------------
Section 2.6.
-----------

          "Continuing Directors" means, as of any date of determination, any
           --------------------
member of the Board of Directors of the Borrower who (i) was a member of such Board of Directors as of the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          "Contribution Agreement" means the Contribution and Indemnification
           ----------------------
Agreement executed and delivered pursuant to Section 4.1 among each of the
                                             -----------
Subsidiary Guarantors.

          "Customary Permitted Investment" means, at any time, Investments of
           ------------------------------
the Borrower or any of its Subsidiaries in (a) any obligation, maturing not more than one year after such time, issued or guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States of America; (b) marketable general obligations, maturing not more than six months after such time, issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and rated A-2 by Standard & Poor's Rating Group, a division of McGraw Hill Inc. or P-2 or higher by Moody's Investors Service, Inc.; (c) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Loan Party) organized under the laws of any state of the United States or of the District of Columbia and rated A-2 or higher by Standard & Poor's Rating Group, a division of McGraw Hill Inc. or P-2 by Moody's Investors Service, Inc., or
(ii) any Lender (or its holding company); (d) any certificate of deposit, time or demand deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution organized under the laws of the United States of America or any State thereof or the District of Columbia that has a combined capital, surplus and undivided profits of not less than $500,000,000, (ii) any Lender, or (iii) any branch of any Lender or any commercial banking institution organized under the laws of the United Kingdom, Canada or Japan having combined capital, surplus and undivided profits of not less than $500,000,000; (e) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (a) and (b) above, entered into with any institution
                  -----------     ---
meeting the qualifications specified in clause (d) above; (f) participation in
                                        ----------
loans made to a borrower (other than an Affiliate of any Loan Party) with a debt rating of A-2 or higher from Standard & Poor's Rating Group, a division of McGraw Hill Inc. or P-2 or higher from Moody's Investor Service, Inc.; provided,
                                                                       --------
however, that such loans must mature within six months from the date such
-------
participation is purchased; (g) short-term asset management accounts offered by any Lender for the purpose of investing in notes issued by a corporation (other than an Affiliate of any Loan Party) organized under the laws of any state of the United States or of the District of Columbia and rated A-2 or higher by Standard & Poor's

                                    -S-   -
                                       ---

Rating Group, a division of McGraw Hill, Inc. or P-2 or higher by Moody's Investors Service, Inc.; or (h) bonds issued by a municipality or governmental agency and rated not lower than BBB by Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or Baa2 by Moody's Investors Service, Inc. and purchased by the Borrower or any of its Subsidiaries in the ordinary course of its business in connection with retainage under contracts with its customers.

          "Customary Permitted Liens" means:
           -------------------------


          (a) Liens (other than those arising with respect to any noncompliance with ERISA or Environmental Laws) for taxes, assessments or governmental charges, but only to the extent that such taxes, assessments or charges are either not delinquent or are being contested in good faith by appropriate proceedings, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, suppliers and other Liens imposed by law created in the ordinary course of business of the Borrower and its Subsidiaries, but only to the extent that the amounts secured or to be secured by such Liens are either not overdue or are being contested in good faith and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

          (c)  Liens (other than any Lien imposed by ERISA or Environmental
     Laws) incurred or deposits (including, without limitation, security deposits) made in the ordinary course of the Borrower's business or any of its Subsidiaries' businesses (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment of borrowed money or to stay a judgment pending an appeal thereof), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts, but only to the extent that the amounts secured or to be secured by such Liens are either not delinquent or are being contested in good faith and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

          (d) survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real property, which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries; and

          (e) Liens of or resulting from any judgment or award, other than any judgment or award that gives rise to an Event of Default, the time for appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower or any of its Subsidiaries shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured.


                                    -S-   -
                                       ---

          "CVC" means Citicorp Venture Capital, Ltd., a New York corporation, or
           ---
any successor thereto by merger or consolidation.

          "Dawson" means Dawson Dredging Company, a Delaware corporation and
           ------
wholly-owned Subsidiary of the Borrower.

          "Debt" means and includes, with respect to any Person, (i)
           ----
indebtedness for borrowed money, (ii) obligations evidenced by bonds (including, without limitation, license, bid, performance, lien or payment bonds), debentures, notes or other similar instruments, (iii) obligations which have been incurred in connection with the acquisition of property or services (including, without limitation, obligations to pay the deferred purchase price of property or services), excluding trade payables and accrued expenses incurred in the ordinary course of business, (iv) obligations secured by any Lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (v) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (vi) the principal amount of Capitalized Rentals under any Capitalized Lease, (vii) reimbursement obligations with respect to letters of credit, and (viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii)
                                                  -----------         -----
above.

          "Default" means an event which, with the lapse of time or the giving
           -------
of notice, or both, would be an Event of Default.

          "Default Rate" has the meaning specified in Section 2.9.2.
           ------------                               -------------

          "Deposit" has the meaning specified in Section 7.2.
           -------                               -----------

          "Designated Subsidiary" means (i) a wholly-owned Subsidiary of the
           ---------------------
Borrower which is also a Loan Party, and (ii) any "Wholly Owned Restricted Subsidiary", as defined in the Note Indenture as in effect on the date hereof.

          "Designated Vessel" means (i) all vessels owned by the Borrower or any
           -----------------
of its Subsidiaries and documented under the federal laws of the United States of America and (ii) any vessels, whether or not documented in compliance with clause (i), with a book value of at least $500,000 owned as of the Closing Date
----------
or thereafter acquired by the Borrower or any of its Subsidiaries.

          "DOL" means the United States Department of Labor.
           ---

          "Dollars" and the sign "$" each means lawful money of the United
           -------                -
States of America.

                                    -S-   -
                                       ---

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule II or in the Assignment and Acceptance pursuant to which it
        -----------
became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "EBITDA" means, with respect to any period, as determined in
           ------
accordance with GAAP, the sum of the amounts for such period of (i) Net Income, plus, without duplication and to the extent reflected as a charge in the
----
consolidated statement of such Net Income for such period: (ii) depreciation, depletion and amortization expense, (iii) federal, state, local and foreign income taxes, (iv) Interest Expense, and (v) non-recurring charges arising during the Fiscal Year ending December 31, 1998 in connection with the Restructuring Transactions.

          "Eligible Assignee" means any bank, trust company, savings bank,
           -----------------
savings and loan association, investment bank, insurance company, credit company, finance company or pension fund, unaffiliated with the Borrower or any Lender Affiliate.

          "Employment Agreements" means those certain employment agreements now
           ---------------------
existing between the Borrower and each of Douglas B. Mackie, Bruce J. Biemeck and Richard Lowry, respectively, as the same may be amended, supplemented or otherwise modified from time to time.

          "Environmental Claim" means all claims, however asserted, by any
           -------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, or Release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental or Releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters now or hereafter in effect; including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the
                                         ------
Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, as amended, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, and the Emergency Planning and Community Right-to-Know Act.

                                    -S-   -
                                       ---

          "Equipment Security Agreements" means the "Lender Equipment Security
           -----------------------------
Agreement" referred to and as defined in the Intercreditor Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA Affiliate" means any (a) corporation which is a member of the
           ---------------
same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as the Borrower, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with the Borrower, and (c) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as the Borrower, any corporation described in clause (a) above or any partnership or trade or
                         ----------
business described in clause (b) above.
                      ----------

          "Eurodollar Office" means, with respect to any Lender, the office of
           -----------------
such Lender specified as its "Eurodollar Office" opposite its name on Schedule
                                                                      --------
II hereto or in the Assignment and Acceptance pursuant to which it became a
--
Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate (Adjusted)" means, relative to any portion of a Loan
           --------------------------
to be made, continued, or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:


          Eurodollar Rate  =        IBO Rate
                              --------------------
            (Adjusted)        1 -   the Eurodollar
                                    Reserve Percentage.


          "Eurodollar Rate Loan" means a Loan bearing interest, at all times
           --------------------
during the Interest Period applicable to such Loan, at a rate of interest determined by reference to the Eurodollar Rate (Adjusted).

          "Eurodollar Reserve Percentage" means, relative to each Interest
           -----------------------------
Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the Federal Reserve Board, for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

          "Events of Default" has the meaning specified in Section 7.1.
           -----------------                               -----------

          "Excess Cash Flow" means, with respect to any Fiscal Year for the
           ----------------
Borrower and its consolidated Subsidiaries, as determined in accordance with GAAP, an amount equal to:


          (a)  the sum for such period of (i) EBITDA, plus (ii) extraordinary
                                                      ----
     and non-

                                    -S-   -
                                       ---
     recurring cash gains, plus (iii) all non-cash losses deducted in
                           ----
     determining Net Income for such Fiscal Year, plus (iv) cash dividends from
                                                  ----
     and cash payments on account of, principal and interest received from Amboy Aggregates and other equity joint ventures;


          minus
          -----


          (b) the sum for such period of (i) Capital Expenditures made during such period to the extent permitted under Section 6.3(a), plus (ii) all
                                               --------------  ----
     regularly scheduled installments of principal with respect to Debt, all voluntary prepayments of the Term Loans and all mandatory prepayments with respect to the outstanding principal balance of the Obligations (other than pursuant to Section 2.2.1 and, in any event, excluding all voluntary
                 -------------
     prepayments of Revolving Loans, and excluding all mandatory prepayments of Revolving Loans to the extent not concurrently resulting in a permanent reduction in the Revolving Commitment Amount), in each case, which were actually paid by the Borrower and its consolidated Subsidiaries during such Fiscal Year, plus (iii) all federal, state, local and foreign income taxes
                  ----
     paid or payable in cash during such Fiscal Year by the Borrower and its consolidated Subsidiaries, plus (iv) Interest Expense paid or payable in
                                ----
     cash during such Fiscal Year, plus (v) the amount of the net increase (if
                                   ----
     any, but not less than zero) in the consolidated net current assets (consolidated current assets minus consolidated current liabilities) of the Borrower and its consolidated Subsidiaries since the end of the preceding Fiscal Year, plus (vi) extraordinary and non-recurring cash losses, plus
                  ----                                                   ----
     (vii) all non-cash gains or benefits included in determining Net Income for such Fiscal Year, plus (viii) all amounts paid in cash to minority
                       ----
     stockholders in Subsidiaries during such period, to the extent such payments are not prohibited by any terms of this Agreement, plus (ix) all
                                                                 ----
     losses attributable to minority interests in Subsidiaries of the Borrower added in determining Net Income for such Fiscal Year, and plus (x) all
                                                               ----
     income attributable to Amboy Aggregates and other equity joint ventures, to the extent included in determining Net Income.

          "Existing Agreement" has the meaning specified in Section 3.11.
           ------------------                               ------------

          "Existing L/C's" has the meaning specified in Section 3.11.
           --------------                               ------------

          "Existing Lenders" has the meaning specified in Section 3.11.
           ----------------                               ------------

          "Federal Funds Rate" means, for any period, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the

                                    -S-   -
                                       ---
arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System, or any successor thereto.

          "Fee Letter" has the meaning specified in Section 2.14(b).
           ----------                                       -------

          "Financial Letter of Credit means any standby letter of credit issued
           --------------------------
pursuant to this Agreement, other than a Performance Letter of Credit.
                            ----------

          "First Preferred Fleet Mortgages" means the "Lender First Ship
           -------------------------------
Mortgage" referred to and as defined in the Intercreditor Agreement.

          "Fiscal Quarter" means any quarter of any Fiscal Year.
           --------------

          "Fiscal Year" means the Fiscal Year of the Loan Parties consisting of
           -----------
a period of twelve consecutive months ending on December 31.

          "Foreign Currency Contract" has the meaning specified in Section
           -------------------------                               -------
6.1(o).
------

          "Form 1001" has the meaning specified in Section 2.16(f)(i).
           ---------                               ------------------

          "Form 4224" has the meaning specified in Section 2.16(f)(i).
           ---------                               ------------------

          "GAAP" means generally accepted accounting principles set forth in the
           ----
rules, regulations, statements, opinions and pronouncements of the American Institute of Certified Public Accountants and of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which, subject to Section 1.4, are
                                                               -----------
applicable to the circumstances as of the date of determination.

          "GLI" means Great Lakes International, Inc., a Delaware corporation.
           ---

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Great Lakes" means Great Lakes Dredge & Dock Company, a New Jersey
           -----------
corporation and wholly-owned Subsidiary of the Borrower.

          "Guaranties" by any Person shall mean all obligations (other than
           ----------
endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation, of any other Person (the "Primary Obligor")
                                                              ---------------
in any manner, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Debt or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds

                                    -S-   -
                                       ---

(x) for the purchase or payment of such Debt or obligation or (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation, or (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of the Primary Obligor to make payment of the Debt or obligation, or
(iv) otherwise to assure the owner of the Debt or obligation of the Primary Obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Debt for borrowed money shall be deemed to be Debt equal to the principal amount of such Debt for borrowed money which has been guaranteed (or the aggregate amount of such Debt which is guaranteed under such Guaranty, whichever is less), and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Debt equal to the maximum aggregate amount of such obligation, liability or dividend so guaranteed. Guaranties shall not include reimbursement obligations with respect to letters of credit but shall include guaranties of reimbursement obligations with respect to such letters of credit.

          "Hazardous Materials" means all those substances which are regulated
           -------------------
by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, friable asbestos, or petroleum, including crude oil or any fraction thereof, and all substances identified under CERCLA as a pollutant or a contaminant.

          "IBO Rate" means, relative to the Interest Period for each Eurodollar
           --------
Rate Loan comprising all or any part of the same Borrowing, the rate of interest determined by the Administrative Agent to be (rounded upwards, if necessary, to the nearest 1/100 of 1%) the rate per annum at which deposits in Dollars in immediately available funds are offered to the Administrative Agent's Eurodollar Office in the interbank Eurodollar market as at or about 11:00 a.m., Chicago time, two (2) Business Days prior to the beginning of such Interest Period, for delivery on the first day of such Interest Period, in an amount approximately equal or comparable to the amount of Bank of America's Eurodollar Rate Loan comprising part of such Borrowing and for a period equal to such Interest Period.

          "Impermissible Qualification" means, relative to the opinion or
           ---------------------------
certification of any independent public accountant as to any financial statements of the Borrower and its Subsidiaries, any qualification or exception to such opinion or certification: (a) which is of a "going concern" or similar nature, (b) which relates to the limited scope of examination of matters relevant to such financial statement, or (c) which relates to the treatment or classification of any item in such financial statements and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause any violation of Section 6.3.
                                         -----------

          "Indemnified Liabilities" has the meaning specified in
           -----------------------
Section 9.10(a).
---------------

          "Indemnified Person" has the meaning specified in Section 9.10(a).
           ------------------                               ---------------

                                    -S-   -
                                       ---

          "Initial Capital Contribution" means cash equity capital contributions
           ----------------------------
by shareholders of Borrower in an aggregate amount of not less than $37,700,000 pursuant to the terms and conditions of the Capitalization Documents.

          "Insolvency Proceeding" means (a) any case, action or proceeding
           ---------------------
before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case, undertaken under United States Federal, state or foreign law, including the Bankruptcy Code.

          "Intercreditor Agreement" means the Intercreditor Agreement of even
           -----------------------
date herewith by and among Reliance, the Administrative Agent, the Borrower, GLI, Great Lakes and the other "Sureties" and "Great Lakes Entities" party thereto and referred to and defined therein, as amended, restated, supplemented or otherwise modified from time to time.

          "Interest Expense" means, for any Fiscal Quarter, the aggregate
           ----------------
consolidated interest expense (net of interest income) of the Borrower and its consolidated Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including (i) Commitment Fees paid or payable during such Fiscal Quarter, (ii) all other fees paid or payable with respect to the issuance or maintenance of any Guaranty or contingent Debt (including Letters of Credit but excluding fees paid under the Bonding Agreement), which, in accordance with GAAP, would be included as interest expense, (iii) net costs or benefits under any Rate Protection Agreement (excluding the costs of any commodity hedging transaction or foreign currency hedging transaction other than a foreign currency hedging transaction on account of Section 6.1(o)) and (iv) the portion
                                           --------------
of any payments made in respect of Capitalized Rentals of the Borrower and its consolidated Subsidiaries allocable to interest expense, but excluding any amortization of costs and expenses incurred in connection with, and relating to, this Agreement or other financings permitted by this Agreement.

          "Interest Period" means, relative to any Eurodollar Rate Loan, the
           ---------------
period from the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Section 2.4 or 2.6 as the
                                                      -----------    ---
case may be, and, unless the maturity of such Eurodollar Rate Loan is accelerated, the day which numerically corresponds to such date one, two, three, six or (if available) nine or twelve months thereafter, as the Borrower may select in its relevant notice pursuant to Section 2.4 or 2.6, as the case may
                                          -----------    ---
be; provided that:
    --------


          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

          (b) if there exists no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month;

          (c) if such Interest Period would otherwise end on a day which is not a Business

                                    -S-___-

     Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is a Business Day falling in a new calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d) the Borrower shall not be permitted to select, and there shall not be applicable, any Interest Period that would end later than the Revolving Commitment Termination Date.

          "Investment" means, as applied to any Person, any purchase or other
           ----------
acquisition by that Person of Securities or Debt, or of a beneficial interest in Securities or Debt, of any other Person, any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to employees, officers and directors and similar items made or incurred in the ordinary course of business), capital contribution by that Person to any other Person, and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be determined in conformity with GAAP. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon

          "IRC" means the Internal Revenue Code of 1986.
           ---

          "IRS" means the Internal Revenue Service.
           ---

          "Issuing Lender" has the meaning specified in the preamble.
           --------------                                   --------

          "Issuing-Lender Related Person" means the Issuing Lender, together
           -----------------------------
with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Issuing Banks and Affiliates.

          "Lead Arranger" means BankAmerica Robertson Stephens.
           -------------

          "Lender Affiliate" means a Person engaged primarily in the business of
           ----------------
commercial banking and that is a Subsidiary of a Lender or of a Person of which a Lender is a Subsidiary.

          "Lender First Proceeds Account" has the meaning specified in the
           -----------------------------
Intercreditor Agreement.

          "Lenders" means the institutions listed on the signature pages hereof
           -------
and each institution that shall become a party hereto pursuant to Section 9.7.
                                                                  -----------

          "Letter of Credit" means (i) any Financial Letter of Credit or
           ----------------
Performance Letter of Credit issued hereunder and (ii) any Existing L/C. Unless otherwise specified in this Agreement, any determination of the face amount or undrawn face amount of any Letter of Credit shall be made on a Dollar equivalent basis.

                                    -S-___-

          "Letter of Credit Availability" means, at any time of determination,
           -----------------------------
an amount (determined on a Dollar equivalent basis) equal to the lesser of (a) the Revolving Commitment Amount then in effect minus the then outstanding
                                               -----
principal balance of the Loans and (b) $55,000,000.

          "Letter of Credit Fee" has the meaning specified in Section 3.3.
           --------------------                               -----------

          "Letter of Credit Obligations" means at any time, but without
           ----------------------------
duplication, an amount (determined on a Dollar equivalent basis) equal to the sum of (a) the aggregate amount available to be drawn under outstanding Letters of Credit, plus (b) all amounts drawn, but not yet reimbursed, under Letters of
           ----
Credit.

          "Letter of Credit Request" has the meaning specified in Section 3.2.
           ------------------------                               -----------

          "Liabilities and Costs" means all liabilities, obligations,
           ---------------------
responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, Attorney Costs, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

          "Lien" means any mortgage, deed of trust, pledge,  hypothecation,
           ----
assignment, deposit arrangement, security interest, encumbrance for the payment of money, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financial lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement (other than a financing statement filed by a "true" lessor pursuant to Section 9-408 of the Code or other comparable law of any jurisdiction) naming the owner of the asset to which such Lien relates as debtor under the Code or other comparable law of any jurisdiction.

          "Loans" means, collectively, Revolving Loans and Term Loans.
           -----

          "Loan Documents" means this Agreement, the Notes, the Letters of
           --------------
Credit, the Fee Letter, the Subsidiary Guaranties, the Contribution Agreement, the Intercreditor Agreement, the Collateral Documents and all other agreements, instruments and documents heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to or for the benefit of the Administrative Agent or any Lender in connection with this Agreement, and all amendments, supplements, modifications, renewals, replacements, restatements, consolidations, substitutions, and extensions of any of the foregoing.

          "Loan Party" means the Borrower, each Subsidiary Guarantor and each
           ----------
other Affiliate of the Borrower executing a Loan Document other than the Administrative Agent, the Issuing Lender, the Lenders and Affiliates thereof.

          "Majority Lenders" means, at any time, the Lenders having, in the
           ----------------
aggregate, a Percentage of more than 50% of the total Percentages of all of the Lenders at such time.

                                    -S-___-

          "Material Adverse Effect" means (a) a material adverse effect upon (i)
           -----------------------
the Administrative Agent's Lien on or rights with respect to any material portion of the Collateral (whether as to type, or as to amount or value in relation to the total amount of Collateral of such type), (ii) the business, financial condition, operations, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or (iii) the ability of any Loan Party to perform in any material respect the Loan Documents, the Reliance Agreement, the Merger Agreement or the Note Indenture to which it is a party or (b) the occurrence of an event which the Administrative Agent or the Majority Lenders determine could reasonably be expected to have a material adverse affect on the legality, validity or enforceability against the Loan Parties of this Agreement, any other Loan Document, the Reliance Agreement, the Merger Agreement or the
Note Indenture or provided, however, if it shall be determined by any party
                  --------  -------
hereto that any event or occurrence shall reasonably be expected to have a Material Adverse Effect solely with respect to clause (i) of this definition,
                                               ----------
then, notwithstanding such determination, such event or occurrence shall not reasonably be expected to have such a Material Adverse Effect if, within sixty
(60) days of such determination, the Borrower shall have provided, or caused to be provided, to the Administrative Agent substitute Collateral with respect to the affected Collateral and related documentation pursuant to the terms and conditions of Section 8.10(b) (and, in any event, such event or occurrence shall
              ---------------
not reasonably be expected to have such a Material Adverse Effect until the expiration of such sixty (60) day period).

          "Merger Agreement" means that Amended and Restated Agreement and Plan
           ----------------
of Merger, dated as of August 19, 1998, among Vectura Holding Company LLC, Great Lakes Dredge & Dock Acquisition, Inc., a Delaware corporation formerly known as GLDBD Acquisition, Inc., the Borrower, GLI, Blackstone Dredging Partners L.P. and Blackstone Family Investment Partnership L.P.

          "Merger" means the merger of Great Lakes Dredge & Dock Acquisition,
           ------
Inc., a Delaware corporation formerly known as GLDBD Acquisition, Inc., with and into the Borrower, effected pursuant to the terms and conditions of the Merger Agreement.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by the Borrower or any ERISA Affiliate.

          "NATCO" means NATCO Dredging Limited Partnership, a Delaware limited
           -----
partnership with respect to which Great Lakes owns a 75% interest as of the Closing Date.

          "Net Cash Proceeds" means the gross cash proceeds received by the
           -----------------
Borrower and its Subsidiaries in connection with the consummation of any of the transactions of the type resulting in a mandatory prepayment under clauses (d),
                                                                   -----------
(e) or (f) of Section 2.8.1, in any such case, net of all fees, expenses,
---    ---    -------------
charges, taxes, commissions and costs incurred by the Borrower or any of its Subsidiaries in connection with the consummation of such transactions.

          "Net Income" means, for any period, the aggregate of all amounts
           ----------
(exclusive of all amounts in respect of any extraordinary or non-recurring gain or loss (including, without

                                    -S-___-
limitation, any write-off of the Chicago flood litigation insurance receivable)) which, in accordance with GAAP, would be included as net income on a consolidated statement of income of the Borrower and its Subsidiaries for such period.

          "Net Worth" means, at any time, the sum of all amounts which, in
           ---------
accordance with GAAP, should be included under shareholders' equity on the consolidated balance sheet of the Borrower and its Subsidiaries at such time.

          "Note Indenture" means that certain Indenture dated as of August 19,
           --------------
1998 between The Bank of New York, as trustee, and the Borrower and the Designated Subsidiaries, pursuant to which the Borrower has consummated the Note Issuance.

          "Note Indenture Obligations" means all of (a) the Borrower's
           --------------------------
obligations under and with respect to the Note Indenture and Note Issuance, including, without limitation, all obligations to pay principal, interest, premium, fees, charges, expenses and indemnities with respect thereto, and to effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured and (b) the Borrower's Subsidiaries' guaranty obligations with respect to the obligations of the Borrower described in clause (a).
                      ----------

          "Note Issuance" means the issuance by the Borrower of $115,000,000 in
           -------------
original aggregate principal amount of its 11.25% Senior Subordinated Notes due 2008 pursuant to the Note Indenture.

          "Note Pledge Agreement" means the "Lender Pledge Agreement" referred
           ---------------------
to and as defined in the Intercreditor Agreement.

          "Notes" means the promissory notes made by the Borrower and delivered
           -----
to each Lender evidencing such Lender's Loans and participations in Letters of Credit.

          "Notice of Borrowing" has the meaning specified in Section 2.4.
           -------------------                               -----------

          "Obligations" means all loans, advances, debts, liabilities,
           -----------
obligations, covenants and duties of any kind or nature, present or future, owing by any Loan Party to any Lender, the Administrative Agent, or any Affiliate of any Lender or the Administrative Agent, or Person entitled to indemnification pursuant to this Agreement, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other Loan Document or any Rate Protection Agreement between any Loan Party and a Lender or Affiliate of a Lender (but only for so long as such Lender is a party to this Agreement), whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, foreign exchange or interest rate swap transactions or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, Attorney Costs and any other sum chargeable to any Loan Party under this Agreement or any other Loan Document. Unless otherwise specified in this Agreement, any determination of the amount of outstanding Obligations shall be made on a Dollar equivalent basis.

                                    -S-___-

          "originating Lender" has the meaning specified in Section 9.7(e).
           ------------------                               --------------

          "Other Taxes" has the meaning specified in Section 2.16(b).
           -----------                               ---------------

          "Participant" has the meaning specified in Section 9.7(d).
           -----------                               --------------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Percentage" means, relative to any Lender, its percentage of the
           ----------
Commitments as set forth opposite such Lender's name on Schedule II, or if such
                                                        -----------
Lender has entered into an Assignment and Acceptance, the percentage set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.7(d).
   --------------

          "Performance Letter of Credit" means any standby letter of credit
           ----------------------------
issued pursuant to this Agreement to assure completion of performance of a nonfinancial or commercial obligation of Borrower or any of its Subsidiaries, until such time, if any, as such letter of credit is recharacterized as relating to a financial obligation of the Borrower or such Subsidiaries.

          "Permit" means any permit, approval, authorization, license, variance,
           ------
or permission required from any Governmental Authority under any Applicable Law.

          "Permitted Business Acquisition" means any acquisition by the Borrower
           ------------------------------
or any of its Subsidiaries of all or any part of the assets, shares or other equity interests in a corporation or other Person engaged in the same business or substantially related business as the Borrower or any of its Subsidiaries but only if (i) no Default or Event of Default shall have occurred or be continuing immediately prior to such acquisition or after giving effect thereto and (ii) the aggregate consideration paid (including any assumptions of Debt and the fair market value of any non-cash consideration) to make each such acquisition is included as a Capital Expenditure in the Fiscal Year in which such acquisition is consummated for purposes of computing the limits prescribed by Section
                                                                  -------
6.3(a).
------

          "Permitted Disposition" means any sale, transfer, lease, contribution,
           ---------------------
conveyance or other disposition of any assets of the Borrower or any of its Subsidiaries, whether in a single transaction or a series of related transactions, to any Person, but only if


          (a) such sale, lease or transfer consists of property which is not Collateral and which is either (i) made in the ordinary course of business of the Borrower or such Subsidiary, (ii) is a sale, lease or transfer from
     (A) the Borrower to any of its Designated Subsidiaries or from a Designated Subsidiary to the Borrower or to another Designated Subsidiary, or (B) the Borrower or any Designated Subsidiary to a Subsidiary of the Borrower which is not a Designated Subsidiary, or from a Subsidiary of the Borrower which is not a Designated Subsidiary to any other such Subsidiary, provided that, in the case of this clause (B), the aggregate amount of all such Permitted Dispositions (other than renewals and extensions of the leases and subleases set forth on Schedule V) made after the Closing Date does not exceed $15,000,000, or (iii) is a sale, lease or transfer to another Person of assets determined by the Board of Directors of the Borrower or such

                                    -S-___-

     Subsidiary, in its reasonable judgment, to be no longer useful or necessary in the operations or businesses of the Borrower or such Subsidiaries, provided that the aggregate consideration for all such assets sold, leased
     --------
     or transferred after the Closing Date under clause (iii) of this
                                                 ------------
     subparagraph (a) does not exceed $15,000,000 (it being understood that
     ----------------
     committing a vessel and related equipment of the Borrower or any of its Subsidiaries to the performance of a contract to which it is a party shall not constitute a lease of such vessel and related equipment);

          (b) such disposition is made in connection with a sale and leaseback transaction involving the sale or disposition of capital assets (other than Collateral, unless the disposition of such Collateral also complies with clause (iv) of subparagraph (c) of this definition) of the Borrower or any
     -----------    ----------------
     of its Subsidiaries to a Person other than the Borrower or any of its Subsidiaries and (i) such sale or disposition of such capital assets is for an amount not less than the fair market value thereof (as determined by the Board of Directors of the Borrower or such Subsidiary in its reasonable judgment), (ii) no Default or Event of Default shall have occurred or be continuing either immediately prior to such disposition or after giving effect thereto, (iii) the rental payments of the lease relative to such transaction shall not be greater than the fair market rental value (as determined by the Board of Directors of the Borrower or such Subsidiary in its reasonable judgment) for the assets subject to such lease, and (iv) 100% of the consideration for such sale or disposition shall be cash; and

          (c) such disposition is made in connection with the sale of any assets of the Borrower or its Subsidiaries other than those of the type described in clauses (a) and (b) above and (i) such sale or disposition of
                  -----------     ---
     such assets is for an amount not less than the fair market value thereof, as determined by the Board of Directors of the Borrower or such Subsidiary in its reasonable judgment, (ii) such sale or disposition and its terms have been approved by the Board of Directors of the Borrower or such Subsidiary, (iii) no Event of Default shall have occurred and be continuing either immediately prior to such disposition or after giving effect thereto and (iv) (A) prior to or simultaneously with such disposition, the Borrower shall have provided, or caused one or more of its Subsidiaries to provide, Collateral (or substitute Collateral) of equal or greater value to that of the property subject to such disposition, such Collateral (or substitute Collateral) is otherwise reasonably acceptable to the Administrative Agent, and such Collateral (or substitute Collateral) and the Administrative Agent's substitute Lien thereon are subject to documentation reasonably satisfactory to the Administrative Agent (provided that such documentation shall be satisfactory if substantially similar to the applicable Collateral Documents executed on the Closing Date), including, without limitation, any consents required under the Bonding Agreement or Intercreditor Agreement, or (B) at least seventy-five percent (75%) of the consideration therefor shall be in cash and the Net Cash Proceeds therefrom shall be payable to the Borrower or its Subsidiaries at the time of the consummation of such disposition, the Borrower shall have concurrently with the consummation of such disposition prepaid the Loans in an amount equal to such cash (except that the Borrower shall not be required to make any such prepayment to the extent that such Net Cash Proceeds do not exceed $100,000 in any Fiscal
     Year), and the aggregate of all non-cash

                                    -S-___-
     proceeds received by the Borrower and its Subsidiaries after the Closing Date in consideration for all dispositions pursuant to this clause (c) does
                                                                 ----------
     not exceed $5,000,000.

          "Person" means and includes any person, employee, individual, sole
           ------
proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, entity, party, Governmental Authority or a government or any political subdivision or agency thereof.

          "Plan" means an employee benefit plan defined in Section 3(3) of ERISA
           ----
in respect of which the Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Pricing Period" means the period commencing on the forty-fifth (45th)
           --------------
day after the end of a Fiscal Quarter (or in the case of the last Fiscal Quarter of the Fiscal Year, commencing on the ninetieth (90th) day after the end of such Fiscal Quarter) and ending on the forty-fourth (44th) day after the end of the succeeding Fiscal Quarter (unless such succeeding Fiscal Quarter is the last Fiscal Quarter of the Fiscal Year, in which case such period shall end on the eighty-ninth (89th) date after the end of such Fiscal Quarter).

          "Primary Obligor" has the meaning specified in the definition of
           ---------------
"Guaranties."
-----------

          "Principals" has the meaning ascribed thereto in the Indenture, as in
           ----------
effect on the date hereof.

          "Proceeds Agent" has the meaning specified in the Intercreditor
           --------------
Agreement.

          "Proceeds Agent Agreement" has the meaning specified in the
           ------------------------
Intercreditor Agreement.

          "Property" means any real or personal property, plant, building,
           --------
facility, structure, vessel, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Borrower or any of its Subsidiaries.

          "Rate Protection Agreement" means any interest rate hedging
           -------------------------
transaction, commodity hedging transaction, foreign currency hedging transaction or similar arrangement entered into pursuant to an agreement in form and substance (including amounts subject to such agreement) reasonably satisfactory to the Administrative Agent.

          "Receivables Security Agreements" means the "Lender Receivables
           -------------------------------
Security Agreement" referred to and as defined in the Intercreditor Agreement.

          "Refinancing" means the repayment in full of the Borrower's
           -----------
obligations under and with respect to the Existing Agreement, and the termination of all credit facilities with respect thereto and related liens and other security granted in connection therewith (except for the continuation of UCC financing statements for the benefit of the Administrative Agent and the Lenders and except as otherwise provided in Section 3.11).
                                            ------------

                                    -S-___-

          "Register" has the meaning specified in Section 9.7(d).
           --------                               --------------

          "Registration Rights Agreement" means that certain Registration Rights
           -----------------------------
Agreement dated as of August 19, 1998 among the Borrower, certain of its Subsidiaries parties thereto, and Donaldson, Lufkin & Jenrette Securities Corporation.

          "Reimbursement Obligation" has the meaning specified in Section 3.5.
           ------------------------                               -----------

          "Release" means any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment.

          "Reliance" means Reliance Insurance Company, a Pennsylvania
           --------
corporation.

          "Reliance Agreement" means, collectively, the "Bonding Agreement" and
           ------------------
"Underwriting Documents" referred to and as respectively defined in the Intercreditor Agreement.

          "Rentals" means and includes as of the date of any determination
           -------
thereof all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property and including all payments on Capital Leases) payable by the Borrower or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Borrower or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed not only on the basis of the minimum rents, if any, required to be paid by the lessee but also on the basis of any additional rents whether based on sales volume or gross revenues or otherwise. With respect to leases providing for period of free rent or discounted rent, Rentals means the amount of the actual cash payments required under the lease, even though accounting convention may require that the rents be accrued on an amortized basis over the term of the lease.

          "Reportable Event" means any of the events described in Section 4043
           ----------------
of ERISA other than an event with respect to which the notice requirements have been waived by regulation.

          "Restricted Payments" means (i) any dividend or other distribution on
           -------------------
account of any shares of any class of capital stock of the Borrower (including, without limitation, any class of preferred stock) now or hereafter outstanding (except a dividend payable solely in shares or any warrants, options or other rights with respect thereto or rights to acquire shares, of common stock of the Borrower), including, without limitation, all payments which are from time to time due and owing by the Borrower pursuant to or with respect to the Merger Agreement (other than for indemnification or expense reimbursement pursuant to the terms thereof) (ii) any redemption, retirement, repurchase, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of capital stock of the Borrower now or hereafter outstanding or any warrants, options or other rights with respect thereto, (iii) any voluntary or mandatory redemption, repurchase, retirement, sinking fund payment or other payment of principal with respect to the Note Indenture Obligations, or any voluntary payment or other prepayment of interest with respect to the Note Indenture Obligations, (iv) any payment made to redeem,

                                    -S-___-
purchase, repurchase or retire, or to obtain the surrender of any outstanding warrants, options or other rights to acquire shares of any class of capital stock of the Borrower or any of its Subsidiaries, or (v) the setting aside of funds for any of the foregoing.

          "Restructuring Documents" means the Loan Documents and all agreements,
           -----------------------
instruments and documents executed and delivered by the Borrower which govern or effect the consummation of the Merger, the Note Issuance, the Initial Capital Contribution, the restatement and amendment of the Reliance Agreement as of the date hereof and related security documentation, or the Refinancing and related transactions contemplated therein, including, without limitation, the Merger Agreement, the Note Indenture, the Capitalization Documents and the Reliance Agreement.

          "Restructuring Transactions" means, collectively, the Merger, the Note
           --------------------------
Issuance, the Initial Capital Contribution, the Refinancing, the restatement and amendment of the Reliance Agreement as of the date hereof and related security documentation, the execution and delivery of the Loan Documents, the making of the initial Loans, the issuance of the initial Letters of Credit if any on the Closing Date, the granting of Liens to the Agent pursuant to the terms of the Loan Documents, and the application of all proceeds of any of the foregoing.

          "Revolving Commitment" has the meaning specified in Section 2.1.1.
           --------------------                               -------------

          "Revolving Commitment Amount" means $55,000,000, as the same may be
           ---------------------------
reduced after the Closing Date pursuant to Section 2.2.
                                           -----------

          "Revolving Commitment Termination Date" means February 18, 2005 or the
           -------------------------------------
earlier date of termination in whole of all of the Revolving Commitments pursuant to Section 2.2 or 7.2.
            -----------    ---

          "Revolving Loan" has the meaning specified in Section 2.1.1.
           --------------                               -------------

          "Second Preferred Fleet Mortgages" means the "Lender Second Ship
           --------------------------------
Mortgage" referred to and as defined in the Intercreditor Agreement.

          "Secured Parties" means, collectively, the Administrative Agent, the
           ---------------
Issuing Lender, the Lenders and each other Person to whom any Obligations are owing, including, without limitation, each Person entitled to indemnification pursuant to Section 9.10.
            ------------

          "Security" has the meaning specified in Section 2(1) of the 1933 Act.
           --------

          "Senior Debt" means Total Funded Debt consisting of (i) the
           -----------
outstanding principal balance of the Obligations (other than the aggregate undrawn face amount of Letters of Credit), (ii) Capitalized Rentals and (iii) and all other Total Funded Debt owing by the Borrower or any of its Subsidiaries which is secured in whole or in part by a Lien on any property of the Borrower or any of its Subsidiaries.

                                    -S-___-

          "Shareholders Agreement" means that certain Securities Purchase and
           ----------------------
Holders Agreement dated as of August 19, 1998 among the Borrower, Vectura Holding Company LLC, certain purchasing management investors and continuing management investors signatory thereto, and certain individuals who may execute such agreement from time to time.

          "Solvent" means when used with respect to any Person that (a) the fair
           -------
value of all its assets is in excess of the total amount of its debts (including contingent liabilities); (b) it is able to pay its debts as they mature; (c)it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage; and (d)it is not "insolvent" as such term is defined in Section 101(32) of the Bankruptcy Code.

          "Subsidiary" of any Person means any corporation, partnership, limited
           ----------
liability company or other association or entity of which more than fifty percent (50%) of the Voting Stock of such entity is at any time, directly or indirectly, owned by such Person.

          "Subsidiary Guaranties" means the Guaranties of even date herewith
           ---------------------
executed and delivered pursuant to Section 4.1, pursuant to which the respective
                                   -----------
Subsidiary Guarantors fully, unconditionally and irrevocably guaranty the prompt and complete payment and performance of the Obligations of the Borrower, as amended, restated, supplemented or otherwise modified from time to time.

          "Subsidiary Guarantors" means each domestic Subsidiary of the Borrower
           ---------------------
(other than North American Trailing Company and NATCO) and each other Subsidiary of the Parent which executes and delivers a Subsidiary Guaranty in connection with this Agreement.

          "Taxes" has the meaning specified in Section 2.16(a).
           -----                               ---------------

          "Term Commitment" has the meaning specified in Section 2.1.2.
           ---------------                               -------------

          "Term Loans" has the meaning specified in Section 2.1.2.
           ----------                               -------------

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Benefit Plan; (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which the Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on the Borrower or any ERISA Affiliate under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan.

          "Total Funded Debt" of any Person means as of any date of
           -----------------
determination, all Debt of the Borrower and its consolidated Subsidiaries which, in accordance with GAAP, should be included as liabilities in the consolidated balance sheet of the Borrower and its Subsidiaries at such time (excluding, however, the undrawn face amount of all Letter of Credit and all

                                    -S-___-

Capitalized Rentals due within one year from the date of determination hereunder). "Total Funded Debt," when used with respect to the Borrower, shall mean the aggregate amount of all such Total Funded Debt of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP (eliminating intercompany items).

          "Total Leverage Ratio" has the meaning specified in Section 6.3(b).
           --------------------                               --------------

          "Total Leverage Ratio Test Date" has the meaning specified in Section
           ------------------------------                               -------
6.3(b).
------

          "Transferee" has the meaning specified in Section 9.7(d).
           ----------                               --------------

          "type" has the meaning specified in Section 2.3.
           ----                               -----------

          "Voting Stock" means Securities or other equity interests of any class
           ------------
or classes of a corporation, partnership, limited liability company or other association or entity the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors, managers, general partners, managing members or Persons performing similar functions.



                                   * * * * *

                                    -S-___-

                                  SCHEDULE II
                                  -----------

               LIST OF PERCENTAGES AND APPLICABLE LENDING OFFICES
               --------------------------------------------------


Name of Bank                        Domestic Lending Office      Eurodollar Office
------------                        -----------------------      -----------------
Bank of America National
Trust and Savings Association       231 South LaSalle Street     231 South LaSalle Street
                                    Chicago, Illinois 60697      Chicago, Illinois 60697
                                    Attn:  Paul Frey             Attn:  Paul Frey

   Revolving Commitment:                                         $ 17,000,000
   Term Commitment:                                              $ 17,000,000
   Total Commitment:                                             $ 34,000,000
   Percentage:                                                   30.90909091%

Bank of Montreal,                   115 South LaSalle Street     115 South LaSalle Street
Chicago Branch                      Chicago, Illinois 60603      Chicago, Illinois 60603
                                    Attn:  Angelo Barone         Attn:  Angelo Barone

   Revolving Commitment:                                         $ 10,000,000
   Term Commitment:                                              $ 10,000,000
   Total Commitment:                                             $ 20,000,000
   Percentage:                                                   18.18181818%

Summit Bank                         301 Carnegie Center          301 Carnegie Center
                                    Princeton, New Jersey 08543  Princeton, New Jersey 08543
                                    Attn:  Bonnie Gershon        Attn:  Bonnie Gershon

   Revolving Commitment:                                         $  9,250,000
   Term Commitment:                                              $  9,250,000
   Total Commitment:                                             $ 18,500,000
   Percentage:                                                   16.81818182%

The Northern Trust                  50 South LaSalle Street      50 South LaSalle Street

Company                             Chicago, Illinois 60675      Chicago, Illinois 60675
                                    Attn:  Ronald Mallicoat      Attn:  Ronald Mallicoat

   Revolving Commitment:                                         $  5,000,000
   Term Commitment:                                              $  5,000,000
   Total Commitment:                                             $ 10,000,000
   Percentage:                                                   9.09090909%

Fleet Bank, N.A.                    1185 Avenue of the Americas  1185 Avenue of the Americas
                                    New York, New York 10036     New York, New York 10036
                                    Attn:  Robert A. Isaksen     Attn:  Robert A. Isaksen

   Revolving Commitment                                          $  7,500,000
   Term Commitment                                               $  7,500,000
   Total Commitment                                              $ 15,000,000
   Percentage:                                                   13.63636364%

LaSalle National Bank               135 South LaSalle Street     135 South LaSalle Street
                                    Chicago, Illinois 60603      Chicago, Illinois 60603
                                    Attn:  James Turner          Attn:  James Turner

   Revolving Commitment:                                         $  6,250,000
   Term Commitment:                                              $  6,250,000
   Total Commitment:                                             $ 12,500,000
   Percentage:                                                   11.36363636%

   Total Commitments:                                            $ 55,000,000
   Total Term Commitment:                                        $ 55,000,000
                                                                 ============
   Total Aggregate Commitment:                                   $110,000,000

                                  SCHEDULE III
                                  ------------

                           EXISTING LETTERS OF CREDIT
                           --------------------------




                              Expiry            Face
L/C# Issuer                    Date            Amount             Beneficiary
-----------                    ----            ------             -----------

                                  SCHEDULE IV
                                  -----------

                           LIST OF CLOSING DOCUMENTS
                           -------------------------



                                   Attached.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I  DEFINITIONS AND INTERPRETATION......................................1

     SECTION 1.1.  Defined Terms...............................................1
     SECTION 1.2.  Use of Defined Terms........................................1
     SECTION 1.3.  Interpretation..............................................1
     SECTION 1.4.  Accounting Terms............................................2

ARTICLE II  AMOUNT AND TERM OF COMMITMENTS.....................................2

     SECTION 2.1.  Commitments.................................................2
          SECTION 2.1.1.  Revolving Commitment.................................2
          SECTION 2.1.2.  Term Commitment......................................3
     SECTION 2.2.  Reduction of Revolving Commitment Amount....................3
          SECTION 2.2.1.  Optional.............................................3
          SECTION 2.2.2.  Mandatory............................................3
     SECTION 2.3.  Various Types of Loans......................................4
     SECTION 2.4.  Borrowing Procedures........................................4
     SECTION 2.5.  Evidence of Loans...........................................6
     SECTION 2.6.  Continuation/Conversion Procedures..........................6
     SECTION 2.7.  Pro Rata Treatment..........................................7
     SECTION 2.8.  Principal Payments..........................................7
          SECTION 2.8.1.  Repayments and Prepayments...........................7
          SECTION 2.8.2.  Application..........................................9
     SECTION 2.9.  Interest Payments..........................................10
          SECTION 2.9.1.  Rates...............................................10
          SECTION 2.9.2.  Default Rate........................................10
          SECTION 2.9.3.  Payment Dates.......................................10
          SECTION 2.9.4.  Rate Determinations.................................11
     SECTION 2.10.  Increased Costs and Reduction of Returns..................12
     SECTION 2.11.  Funding Losses............................................14
     SECTION 2.12.  Illegality................................................15
     SECTION 2.13.  Right of the Lenders to Fund through Other Offices........15
     SECTION 2.14.  Commitment Fee and Fee Obligations Generally..............16
          (a)  Commitment Fee.................................................16
          (b)  Certain Fees...................................................16
          (c)  Fee Obligations................................................16
     SECTION 2.15.  Payments and Computations.................................16
          (a)  Allocation.....................................................16
     SECTION 2.16.  Taxes.....................................................18
     SECTION 2.17.  Sharing of Payments, Etc..................................21
     SECTION 2.18.  Warranty..................................................21
     SECTION 2.19.  Conditions................................................21
     SECTION 2.20.  All Obligations Secured...................................21
     SECTION 2.21.  Use of Proceeds...........................................22
     SECTION 2.22.  Assignment of Commitments Under Certain Circumstances.....22

ARTICLE III  LETTERS OF CREDIT................................................23

     SECTION 3.1.  Commitment for Letters of Credit...........................23
     SECTION 3.2.  Issuance of Letters of Credit..............................23
     SECTION 3.3.  Letter of Credit Fee.......................................24
     SECTION 3.4.  Obligations of the Lenders to Issuing Lender under a Letter of Credit..................................................25
     SECTION 3.5.  Reimbursement Obligation...................................25
     SECTION 3.6.  Representatives of Beneficiaries...........................25
     SECTION 3.7.  Responsibility of the Administrative Agent, the Issuing
                   Lender and the Lenders.....................................26
     SECTION 3.8.  Modifications to Letters of Credit.........................27
     SECTION 3.9.  Uniform Customs and Practice for Documentary Credits.......27
     SECTION 3.10.  Indemnification...........................................27
     SECTION 3.11.  Transitional Provisions...................................27
     SECTION 3.12.  Currency Equivalents......................................28

ARTICLE IV  CONDITIONS OF LENDING.............................................28

     SECTION 4.1.  Conditions Precedent to Initial Borrowing and Initial
                   Issuance of Letters of Credit..............................28
          (a)  Delivery of  Documents.........................................28
          (b)  Financial Statements...........................................29
          (c)  Lender Tax Forms...............................................29
          (d)  Other Documents................................................29
          (e)  Satisfactory Legal Form........................................29
          (f)  Evidence and Perfection of Liens...............................29
          (g)  Termination of Existing Agreement..............................29
          (h)  Restructuring Transactions.....................................29
          (i)  Bonding and Intercreditor Agreements...........................30
          (j)  Closing Fees, Expenses, etc....................................30
          (k)  Other Conditions...............................................30
     SECTION 4.2.  Conditions Precedent to Each Borrowing and Each Issuance
                   of a Letter of Credit......................................30
     SECTION 4.3.  No Waiver..................................................31

ARTICLE V  REPRESENTATIONS AND WARRANTIES.....................................31

     SECTION 5.1.  Representations and Warranties of the Loan Parties.........31
          (a)  Organization; Corporate Powers.................................31
          (b)  Authorizations; Enforceability.................................32
          (c)  No Conflict....................................................32
          (d)  Approvals......................................................32
          (e)  Licenses and Permits...........................................32
          (f)  Financial Reports..............................................33
          (g)  Title to Property; Liens.......................................33
          (h)  No Default.....................................................33
          (i)  Litigation; Contingent Liabilities; Labor Matters..............34
          (j)  Patents, Trademarks and Licenses...............................34
          (k)  ERISA..........................................................34
          (l)  Environmental Matters..........................................35
          (m)  Payment of Taxes...............................................36
          (n)  Fiscal Year....................................................37
          (o)  Governmental Regulation........................................37

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          (p)  Margin Regulations.............................................37
          (q)  Other Loan Documents...........................................37
          (r)  Corporate Structure; Capitalization............................37
          (s)  Debt; Contingent Obligations; Solvency.........................37
          (t)  Insurance......................................................38
          (u)  Collateral Documents...........................................38
          (v)  The Restructuring Transactions.................................38
          (w)  Year 2000 Compliance...........................................39
          (x)  Accuracy of Information........................................39

ARTICLE VI  COVENANTS.........................................................40

     SECTION 6.1.  Affirmative Covenants......................................40
          (a)  Corporate Existence............................................40
          (b)  Compliance with Laws...........................................40
          (c)  Maintenance of Properties; Insurance...........................40
          (d)  Notice of Litigation...........................................42
          (e)  Taxes; Claims..................................................43
          (f)  ERISA Notices..................................................43
          (g)  ERISA Compliance...............................................44
          (h)  Patents, Trademarks and Licenses...............................45
          (i)  Notice of Labor Disputes.......................................45
          (j)  Notice of Default..............................................45
          (k)  Environmental Notices..........................................45
          (l)  Environmental Laws.............................................46
          (m)  Books, Records and Inspections.................................46
          (n)  Bonding Agreement; Employment Agreements.......................46
          (o)  Foreign Exchange Hedging.......................................47
          (p)  Future Subsidiaries............................................47
          (q)  Further Assurances.............................................48
     SECTION 6.2.  Negative Covenants.........................................48
          (a)  Consolidation, Mergers and Acquisitions........................48
          (b)  Investments....................................................48
          (c)  Restricted Payments............................................50
          (d)  Transactions with Affiliates...................................50
          (e)  Negative Pledges, etc..........................................51
          (f)  Guaranties.....................................................51
          (g)  Sales of Assets................................................51
          (h)  Liens, etc.....................................................52
          (i)  Debt...........................................................53
          (j)  ERISA..........................................................55
          (k)  Conduct of Business............................................55
          (l)  Sales and Leasebacks...........................................56
          (m)  Margin Regulation..............................................56
          (n)  Lease Obligations..............................................56
          (o)  Modification of Material Agreements and Documents..............56
          (p)  Change of Location or Name.....................................56
          (q)  Take or Pay Contracts..........................................57

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     SECTION 6.3.  Financial Covenants........................................57
          (a)  Capital Expenditures and Permitted Business Acquisitions.......57
          (b)  Maximum Total Leverage.........................................57
          (c)  Maximum Senior Leverage........................................58
          (d)  Interest Coverage Ratio........................................58
          (e)  Net Worth......................................................59
     SECTION 6.4.  Financial Reporting........................................59
          (a)  System of Accounting...........................................59
          (b)  Quarterly Reports..............................................59
          (c)  Annual Reports.................................................60
          (d)  Compliance Certificate.........................................60
          (e)  Budget.........................................................60
          (f)  Securities Reports.............................................61
          (g)  Vessels........................................................61
          (h)  Other Information..............................................61
          (i)  Delivery of Financial Information to the Lenders...............61
          (j)  New Subsidiaries...............................................61

ARTICLE VII  EVENTS OF DEFAULT; REMEDIES......................................61

     SECTION 7.1.  Events of Default..........................................61
          (a)  Failure to Make Payments When Due..............................61
          (b)  Breach of Covenants............................................62
          (c)  Incorrect Representation or Warranty...........................62
          (d)  Default as to Other Debt.......................................62
          (e)  Bankruptcy.....................................................63
          (f)  Judgments and Attachments......................................63
          (g)  ERISA Termination Event........................................63
          (h)  ERISA Waiver...................................................64
          (i)  Termination of Documents; Failure of Security..................64
          (j)  Change in Control..............................................64
          (k)  Bonding Agreement..............................................65
     SECTION 7.2.  Acceleration...............................................65
     SECTION 7.3.  Injunctive Relief..........................................66
     SECTION 7.4.  Allocation Among Secured Parties...........................66

ARTICLE VIII  THE ADMINISTRATIVE AGENT........................................66

     SECTION 8.1.  Appointment and Authorization..............................66
     SECTION 8.2.  Delegation of Duties.......................................67
     SECTION 8.3.  Liability of Administrative Agent..........................67
     SECTION 8.4.  Reliance by Administrative Agent...........................67
     SECTION 8.5.  Notice of Default..........................................68
     SECTION 8.6.  Credit Decision............................................68
     SECTION 8.7.  Indemnification............................................69
     SECTION 8.8.  Administrative Agent in Individual Capacity................70
     SECTION 8.9.  Successor Administrative Agent.............................70
     SECTION 8.10.  Collateral Matters; Release of Collateral.................70
     SECTION 8.11.  Intercreditor Agreement and other Loan Documents..........71


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ARTICLE IX  MISCELLANEOUS.....................................................71

     SECTION 9.1.  Amendments, etc............................................71
     SECTION 9.2.  Notices, etc...............................................72
     SECTION 9.3.  No Waiver; Remedies........................................73
     SECTION 9.4.  Costs and Expenses.........................................73
     SECTION 9.5.  Setoff.....................................................74
     SECTION 9.6.  Binding Effect.............................................75
     SECTION 9.7.  Assignments, Participations, etc...........................75
     SECTION 9.8.  Survival of Warranties and Agreements......................77
     SECTION 9.9.  Marshalling; Recourse to Security; Payments Set Aside......77
     SECTION 9.10.  Indemnification...........................................78
          (a)  General Indemnity..............................................78
          (b)  Environmental Indemnity........................................78
          (c)  Survival; Defense..............................................79
     SECTION 9.11.  Consent to Jurisdiction and Service of Process; Waiver of
                    Jury Trial................................................79
     SECTION 9.12.  Performance of Obligations................................79
     SECTION 9.13.  Construction..............................................80
     SECTION 9.14.  GOVERNING LAW.............................................80
     SECTION 9.15.  Execution in Counterparts.................................80
     SECTION 9.16.  Entire Agreement..........................................80


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